                                                                    EXHIBIT 10.6

                             DISTRIBUTION AGREEMENT
                              FOR CPS PET PRODUCTS

         This DISTRIBUTION AGREEMENT is effective as of the 1st day of March, 2002 (the "Effective Date"), by and between CTI PET SYSTEMS, INC., a corporation organized and existing under the laws of the State of Tennessee (hereinafter "CPS"), and SIEMENS MEDICAL SOLUTIONS USA, INC., a corporation organized and existing under the laws of Delaware (hereinafter "DISTRIBUTOR").

                                    RECITALS:

         CPS is engaged in the development, manufacture, assembly, selling, and licensing of hardware, software, systems and equipment, and parts and components thereof, used in the Positron Emission Tomography ("PET") business.

         Distributor is engaged in the development, manufacture, assembly, selling and licensing of hardware, software, systems and equipment, and parts and components thereof, used in the provision of healthcare services, individually and in conjunction with certain CPS products and is in the business of selling various types of medical equipment and desires to distribute, market and service such CPS products.

         CPS desires to have Distributor distribute, market and service certain of its products for use or application in the PET market.

         NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties mutually agree to be bound as follows:

1.       DISTRIBUTION RIGHTS AND LICENSE.

         a. DISTRIBUTION RIGHTS. Subject to the terms and conditions of this Agreement, CPS hereby grants to Distributor, and Distributor hereby accepts, rights to distribute the CPS products, including any Software (as defined below) imbedded therein or otherwise distributed therewith and spare and replacement parts and accessories, described on EXHIBIT A attached hereto (the "Products") for use or application in the PET market to end-users and customers ("Customers") throughout the world (the "Territory").

         b. LICENSE. Subject to all of the terms and conditions of this Agreement, CPS hereby grants to Distributor, and Distributor hereby accepts, a non-exclusive, nontransferable (except as transfer is permitted in Section 18(d) hereof), royalty-free (subject to payment of all fees set forth in this Agreement) license in the Territory, with the right to sublicense to Customers located within the Territory, in and to certain of the technology, know-how and intellectual property rights related to the Products (the "Technology") and to any and all software (including tool sets and object code), operation and service manuals and other documentation that are generally provided by CPS to its Customers and similarly-situated distributors ("Software") necessary to, and solely for the purpose of, marketing, selling, configuring, modifying, distributing, installing and servicing of the Products in accordance with this Agreement. Subject to the limitations set forth in this Agreement, this license shall permit Distributor to configure, to modify, to repair, to install, to service, to develop new applications and features and to maintain the Products as further described in this Agreement.

         c. REQUIREMENTS. Except for those entities listed on EXHIBIT B hereto which list shall be amended from time to time by the mutual agreement of the parties, Distributor is permitted to appoint any other person, firm, or entity as a sub-distributor or agent for the Products without the prior written consent of CPS. Distributor and any sub-distributors or agents of Distributor appointed pursuant to the terms of this Agreement shall be permitted to distribute the Products, including the sublicense of the Software, only pursuant to and in accordance with one or more written sales/license agreements entered into between the Customer and Distributor and having at a minimum the mandatory minimum terms and conditions as set forth in Distributor's standard customer sales agreement attached hereto as EXHIBIT C (hereinafter "Customer Sales Agreement"). Subject to the terms in the Customer Sales Agreement, the licenses granted to Customers may be perpetual and, if so, shall be deemed to survive any termination or expiration of this Agreement. Distributor acknowledges that certain of the Software has been or will be developed by CPS ("CPS Software") and certain of the Software has been or will be developed by CPS's suppliers and licensors ("Third Party Software"), and some of the software has been or will be developed by Distributor ("Distributor Software") and therefore, such Third Party Software may be subject to certain limitations set forth in the license agreements between CPS and its licensors and suppliers relating to Third Party Software (excluding the Distributor Software). CPS will identify to Distributor any such restrictions to the extent they differ from the terms in this Agreement, and Distributor agrees to comply with such restrictions. CPS hereby warrants that the restrictions relating to Third Party Software (excluding the Distributor Software) shall not limit Distributor's rights under this Agreement and, should Distributor's rights be limited in conflict with the purposes of this Agreement, CPS shall use commercially reasonable efforts to obtain all necessary rights from any such licensor and supplier, other than the Distributor, for Distributor to permit Distributor to fully exercise its benefits and purposes under this Agreement.

         d. SYNGO(TM) LICENSE. Distributor acknowledges that syngo(TM) software ("syngo") is incorporated into the software system of certain Products and that CPS has entered into a License Agreement (the "Siemens License Agreement") with Siemens AG ("Siemens") pursuant to which CPS obtained the right to sublicense and distribute syngo(TM) to its distributors and end-users. Accordingly, CPS hereby grants to Distributor a non-exclusive, non-transferable license in the Territory to distribute and sublicense to its subdistributors and Customers syngo(TM) in object code format as an integrated part of the Products. Distributor shall also be entitled to receive such documentation regarding syngo(TM) as is provided by CPS to its other similarly situated distributors. Distributor's right to distribute and sublicense syngo(TM) and the documentation relating to syngo(TM) is subject to Distributor's compliance with the following obligations and restrictions:

                           i. Distributor shall not be entitled to receive the source code for syngo(TM) and under no circumstances shall Distributor reverse-compile or reverse assemble syngo(TM);

                           ii. Distributor shall not be permitted to modify the configurations files of syngo(TM) or to develop add-ons or extensions to syngo(TM) without the prior written approval of CPS;

                           iii. Unless Distributor receives the prior written approval of CPS, all copies of syngo(TM) licensed by Distributor and all documentation provided therewith must contain those trademark and copyright notices in the format and location set forth on Exhibit J hereto (the "IP Notices") together with such additional IP notices as shall be added to Exhibit J from time to time in the sole discretion of CPS and such IP Notices must not be removed or altered;

                           iv. Distributor shall, at Distributor's expense, reasonably assist CPS to investigate and terminate any alleged or actual misuse or misappropriation of syngo(TM), which assistance shall include, but shall not be limited to, providing all available information requested by CPS;

                           v. Neither Distributor, nor its subdistributors or Customers shall at anytime have title to syngo(TM) ;

                           vi.      Distributor agrees to maintain all
                                    confidential information related to
                                    syngo(TM) or to Siemens in accordance with the confidentiality provisions set forth in
                                    Section 15 hereof; and

                           vii. Distributor shall enter into an agreement with its subdistributors and Customers requiring them to comply with the terms and conditions set forth in this Section 1(d) and with any other provisions of this Agreement that relate to Distributor's rights and obligations with respect to syngo(TM).

         e. NON-EXCLUSIVE ARRANGEMENT. Distributor acknowledges that this is a non-exclusive arrangement. Nothing contained herein shall prohibit CPS from distributing the Products itself, from authorizing others to distribute the Products, from using the Technology and the Software for its own purposes, or from licensing the Technology and Software to other parties.

2.       PRODUCTS.

         a. ADDITIONAL PRODUCTS. The Products covered by this Agreement are those listed on EXHIBIT A, as well as those Products that shall be added to EXHIBIT A from time to time in the sole discretion of CPS. Notwithstanding the foregoing, CPS agrees that Distributor shall have access to new Products developed by CPS on the same terms and conditions that CPS grants distribution rights to CTI throughout the term of this Agreement. In the event CPS proposes to implement a product differentiation approach to new Product development, CPS shall either (i) make those Products available to CTI available to Distributor on the same terms and conditions; or
                  (ii) work with both Distributor and CTI to develop mutually acceptable unique lines of Products. EXHIBIT A shall include all relevant technical and performance specifications for all Products listed.

         b. UPGRADES AND UPDATES. CPS shall provide to Distributor at no additional cost any and all updates to the CPS Software developed to correct or work around software design errors. CPS shall also provide Distributor all updates received by CPS from the developer of any Third Party Software, excluding the Distributor Software, developed to correct or work around design errors impacting CPS's Products. All new Software developed by CPS and all upgrades (which for purposes of this Agreement, shall mean a change in the initial functionality of such Software) to the CPS Software or Third Party Software, excluding the Distributor Software, shall be licensed to Distributor at the price established by CPS, which shall not exceed the prices paid for such upgrades by CPS's other distributors based on comparable volumes. The licenses granted to Distributor under this Agreement shall apply to any and all such upgrades or updates.

         c. PRODUCT DISCONTINUANCE. If, during the Term of this Agreement, CPS intends to discontinue the production of any of the Products, or to withdraw any of the Products from distribution under this Agreement, CPS shall notify Distributor as soon as reasonably practicable, but in no event less than one hundred and eighty (180) days prior to discontinuing the Product; provided, however, such 180 day notice period shall not apply if the discontinuance is due to (i) the discontinuance by a CPS supplier of any essential component used in the manufacture of the Product; (ii) the inability of CPS to obtain any essential raw materials on commercially reasonable terms, or (iii) any other circumstances that are outside the reasonable control of CPS.

                  Upon receiving notice of a discontinuance, Distributor and CPS shall negotiate in good faith a reasonable arrangement for the purchase of additional Product units, continuation of spare parts supply and other matters related to the cessation of Product sales under this Agreement. If CPS elects to discontinue any of the ECAT HR+, the ECAT ART, the ECAT EXACT, the ECAT ACCEL, the ECAT EMERGE, the PET/CT or their replacements or any other Products mutually agreed to in writing by the parties following the effective date (the "Primary Products") without providing a suitable substitute with, similar cost and substantially similar or improved functionality, Distributor may, in its sole discretion, terminate this Agreement.

         d. DEVELOPMENT OF ADDITIONAL PRODUCTS. If during the term of this Agreement, the parties determine that they wish to develop certain additional components, products, configurations, scanners, technologies, options or other intellectual property which is to be used in the manufacture or assembly of the Products, then the parties agree to negotiate in good faith the terms of a co-development agreement ("Co-Development Agreement"), with the understanding that such Co-Development Agreement will establish the ownership of rights in and to the co-developed products, including without limitation, any components, parts, software, hardware or intellectual property relating thereto, and the terms of such Co-Development Agreement will not be restricted or amended by the terms contained herein.

         e. ALPHA AND BETA TESTING. In connection with the development of the worldwide market for the Products, the parties understand and agree that certain sites should be designated as Alpha Testing Sites or Beta Testing Sites. For the purposes of this Agreement, an Alpha Testing Site will be used for research only purposes, and generally relate to Products which are not yet approved for commercialization. The choice of the Alpha Testing Site will be the responsibility of CPS, with the understanding that the input of the Distributor may be sought, should CPS so decide. For the purposes of this Agreement, Beta Testing Sites will be used to obtain clinical feedback on Products after 510(k) clearance or other commercialization approvals have been attained. The parties agree that Beta Testing Sites may be used for product evaluation purposes and that commercially available Products may be used by a Beta Testing Site on patients, all in accordance with mutually agreed standards and terms and in accordance with applicable laws and regulations.

                  In addition to the Alpha Testing Site, CPS shall determine the total number of available Beta Testing Sites and shall determine the location of the first Beta Testing Sit. Additional Beta Testing Sites shall be determined by each of CPS's respective distributors based on their proportional contribution to CPS's overall sales volume. For the fiscal year ending September 30, 2002,

                  Siemens Medical Systems, Inc., and CPS will mutually select 75% of the Beta Testing Sites and CPS's and its other distributors,, will mutually select 25% of the Beta Testing Sites. In each fiscal year following September 30, 2002, the number of Beta Testing Sites selected by each of CPS's distributors will be based on each distributor's respective share of shipments for the prior fiscal year. In cases where a joint decision on a Beta Testing Site is deadlocked, the fifth member of the Board of Directors of CPS, who is not designated by CTI or Distributor, shall break the deadlock by selecting the location of the Beta Testing Site. The Beta Testing Site selected by the fifth director must be one of the Beta Testing Sites proposed by either Distributor or CPS.

3. TERRITORY. The Territory for sales of Products by Distributor, itself or through subdistributors or agents, shall be worldwide.

4. SALES RESPONSIBILITIES. Distributor will be responsible for Product sales to customers in the Territory. Pursuant to its appointment by CPS as a distributor for the Products, Distributor shall use commercially reasonable efforts to:

         a. Develop the market for, and promote the sale of, the Products including marketing, distribution, installation and service of the Products ;

         b. Maintain a marketing, sales and service organization in the Territory properly trained to support the distribution of the Products and to provide proper installation and servicing thereof according to training provided by CPS;

         c. Issue to CPS on or before the first day of each month a rolling twelve (12) month non-binding forecast with non-binding anticipated delivery dates in a form substantially similar to EXHIBIT E hereto which format may be amended from time to time by the mutual agreement of the Parties.

5.       TERMS AND CONDITIONS OF SALES.

         a. PRICING. List prices of Products (excluding spare and replacement parts which are set forth on EXHIBIT H) are as set forth on EXHIBIT A (the "List Prices"). The List Prices set forth on EXHIBIT A may be changed by CPS in its sole discretion from time to time, but in no event more frequently than once every * . Any change in the List Prices shall not impact the price set forth in a firm purchase order accepted by CPS prior to the price change. Distributor acknowledges that the manufacturing cycle for the Products may be as long as two hundred and forty (240) days.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                  For CPS's own business purposes, the manufacturing cycle may be accelerated ("CPS Accelerated Product") or the number of Products as work in progress may exceed the number of firm purchase orders then active with CPS from all distributors ("CPS Excess Product"). Should Distributor request delivery of any Product in less than 240 days, Distributor may contact CPS regarding the availability of such CPS Accelerated or Excess Products. CPS shall inform Distributor as to the availability and anticipated delivery date for such Products. If available, Distributor shall have a one time right for each prospective purchase requiring a delivery date of less than one hundred and eighty (180) days to require CPS to reserve a CPS Accelerated or Excess Product for Distributor for fifteen (15) days *. If Distributor does not provide a proper purchase order for such unit within the fifteen (15) day period, the Product reservation shall expire. Should no CPS Accelerated or Excess Products be available from CPS and Distributor requests accelerated delivery of a Product, Distributor agrees to pay additional costs associated with the acceleration of the manufacturing cycle, which costs shall be mutually agreed upon by the parties in the applicable purchase order.

         b. TRANSFER PRICES. The transfer price percentages for Products purchased by Distributor from CPS are set forth on EXHIBIT D hereto. The actual transfer price to be paid by Distributor for the Products (the "Transfer Price") shall equal the List Price times the transfer price percentage minus the Warranty Discount (as defined in Section 7). The initial measurement term for shipments and transfer price percentages under this Agreement shall be twelve (12) months, commencing as of October 1, 2001 and terminating as of September 30, 2002. Shipments that are priced under the Distribution Rights Agreement, dated June 30, 1997, between CPS and Distributor (the "OEM Agreement") and which are related to sales orders received by CPS after October 1, 2001, shall be included in the shipments made between October 1, 2001 and September 30, 2002 for purposes of determining the transfer price percentages.


                           (i) The remaining measurement terms for the life of this Agreement shall be the twelve (12) month periods commencing October 1 and terminating September 30 thereafter. If the term of the Agreement extends beyond any September 30, the parties may agree to extend the final measurement period or pro-rate requirements for such period.

                           (ii) Distributor's initial transfer pricing percentages will be based on the initial twelve (12) month booking forecast provided by Distributor pursuant to Section 4(c) hereof, with the understanding that shipments during the period commencing as of the Effective Date of this Agreement and ending September 30, 2002,

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                    will be pro-rated and/or adjusted in order to conform with actual shipments, if needed.

                           (iii) In the remaining measurement periods, transfer price percentage levels will be set based on the actual number of units shipped in the prior measurement period, subject to reconciliation and adjustment at the end of such measurement period.

                           (iv) Units shipped, not units purchased, shall be the number used to determine the number of units "sold" for the purposes of determining transfer price percentage levels; provided, that if CPS fails, through no fault of the Distributor, to ship a unit on the shipment date set forth in a purchase order accepted by CPS, the unit that is the subject of the purchase order shall be deemed to be shipped on the shipment date set forth in the purchase order for purposes of calculating the units "sold".

                  Transfer price percentages are based upon the actual number of units shipped in the previous measurement period. Accordingly, if actual units shipped in the relevant discount period would result in Distributor receiving a higher discount then the higher discount shall be retroactively applied to the units shipped during the relevant discount period and the Distributor shall receive a refund for all payments made in excess of the highest achieved discount. For example, if Distributor is receiving a discount based on the 51-100 level then upon receipt of payment in connection with the sale of the 101st unit, an additional *% per unit for the first 100 units shall be refunded to Distributor at the end of the current discount period. If the actual units shipped during the relevant discount period would result in Distributor receiving a lower discount, then the lower discount would be retroactively applied to the units shipped during the relevant discount period and CPS shall receive an additional payment from Distributor in the amount of the underpayments made as a result of applying the higher discount. For example, if Distributor is receiving a discount based on the 51-100 level and in the relevant discount period Distributor only sells 40 units, then Distributor shall pay CPS an additional * % for the first 40 units purchased by Distributor. All adjustments payable to CPS or Distributor, as applicable, shall be paid within ten (10) working days from the end of the defined discount period, and in any event, no later than October 15th of any given calendar year. The transfer price percentages set forth on EXHIBIT D are based on Distributor providing the installation and one-year warranty service referenced in
                  Section 8(a). If Distributor contracts with CPS for CPS to provide such installation and one year warranty service, Distributor shall pay CPS the amounts set forth on EXHIBIT G hereto in accordance with the payment terms set forth in
                  Section 8(a) hereof. The prices for the installation and warranty service set forth on EXHIBIT G are exclusive of any

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                  discounts or allowances and may be changed from time to time by CPS in its sole discretion, but no more than *.

         c. TRANSFER PRICING ADJUSTMENTS. CPS and Distributor will review market conditions on a semi-annual basis to determine whether transfer pricing is representative and competitive with market conditions; provided, that the first semi-annual review will occur not later than April 1, 2002. CPS will make appropriate adjustments to transfer pricing if required to meet market conditions, and adjust pricing retroactive to March 1, 2002. Adjustments will be based upon reports from industry analysts (e.g., Frost and Sullivan). This analysis will be based on the United States market only for CPS PET systems of similar configuration and comparable performance. Any such adjustments will be effective thirty (30) days after each semi-annual review. Distributor shall have sole authority to establish its own pricing for Products without regard to any adjustment, assessment or analysis referred to herein.

         d. PAYMENT TERMS. Payment terms for orders received by CPS from Distributor will be * percent (*%) upon acceptance of the purchase order by CPS and receipt of an invoice by Distributor, * percent (* %) upon shipment from the factory and receipt of an invoice by Distributor (net 30 days), and the balance sixty (60) days after shipment and receipt of an invoice by Distributor (net 30 days).

         e. LATE PAYMENT CHARGES. If Distributor fails to make timely payment, then in addition to any other right that CPS may have, Distributor shall pay to CPS a late payment charge of * % per month on the amount outstanding. The late payment charge shall be calculated from the date that the unpaid charges become due and shall be compounded monthly for the period the charges remain unpaid. The parties agree that if non-payment of any amount due by Distributor to CPS is a result of non-payment by Distributor's Customer due to the (a) failure of the Products to meet specifications; (b) non-acceptance of the Products due to defects in workmanship or materials unless such defects are due to the actions of Distributor or its agents or sub-distributors; or (c) failure of CPS to provide all components or parts of Products, then Distributor shall not be liable for any late payment charges until such time as CPS has corrected the Product defects or failures or delivered the missing components or parts, and such corrected Product has been accepted by Distributor's Customer.

         f. MINIMUM PURCHASES. Distributor agrees to take delivery of at least ten (10) Primary Products during each one-year term of this Agreement. In the event that shipments from CPS to Distributor fall below * Primary Products in the aggregate in any one year term, then CPS shall

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                  have the right, in its sole discretion, to terminate this Agreement for cause, as provided in SECTION 16 hereof without the necessity of giving the ninety (90) days from notice cure period provided for in SECTION 16(d). During any year following the second anniversary of the Effective Date, CPS shall have the right to remove any Primary Product from the list of Products distributed by Distributor if Distributor fails to take delivery of * or more of any such Primary Product during any one year term of this Agreement. Termination of this Agreement is CPS's sole and exclusive remedy for Distributor's failure to order the minimum number of units required by this paragraph. Notwithstanding CPS's rights under this paragraph , in the event CPS terminates this Agreement or removes a Product from the list of Products authorized to be distributed by Distributor, CPS shall be obligated to satisfy its obligations under any purchase order approved by CPS prior to the date of termination of this Agreement or such removal of a Product. Notwithstanding the foregoing, if during the initial twelve (12) month term of this Agreement Distributor fails to accept delivery of at least * ECAT ART units, Distributor shall have the right to remove the ECAT Art from the list of Products made available to Distributor for distribution.

         g. SHIPPING TERMS AND PACKAGING. Sales shall be f.o.b. point of shipment at CPS's manufacturing facility. CPS shall be responsible at its expense for the proper packaging of the Products for safe shipment and Distributor shall pay freight charges from the point of shipment to the point of delivery. Attached hereto as EXHIBIT F, and incorporated herein by reference, are the requirements for packaging and labeling data as established by Distributor and/or Distributor's parent, and CPS shall incorporate such requirements into any packaging or labeling provided by CPS. Title and risk of loss shall pass to Distributor as soon as the goods have been placed on board the carrier at the point of shipment. Distributor assumes responsibility for effecting the export of the Products including obtaining any required export licenses, for proper use of the export licenses and for due performance for all terms and conditions of such export licenses. CPS will provide all necessary paperwork under its control for such export licenses and administration.

         h. NON-REFUNDABLE SALES. Excluding warranty returns, no orders allowing cancellation rights or right of return will be accepted unless Distributor and CPS have agreed in writing to accept the risk prior to accepting the order. Returns and cancellations for warranty reasons are expressly permitted without such additional written agreement.

         i. TAXES. It is understood that, as of the day of this Agreement, the Parties believe that there are no sales or other similar taxes applicable to the sale of Products by CPS to Distributor.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                  Accordingly, the list prices set for on EXHIBIT A are exclusive of any applicable sales or other taxes. In the event any governmental entity imposes any tax on the sale of Products to Distributor, Distributor shall pay the amount of such tax directly to such governmental entity or, if required by law, remit pay the amount of the applicable taxes to CPS upon receipt of the Products and CPS shall pay the tax directly to the appropriate governmental entity.

         j. EXCLUSIVE TERMS AND CONDITIONS. It is understood and agreed by the parties that all purchase orders issued by Distributor and all quotations and order acceptance or acknowledgements issued by CPS shall be subject to the terms and conditions of this Agreement exclusively. Neither the standard terms and conditions of Distributor's purchase orders or the standard terms and conditions of CPS's quotations, acceptance or acknowledgments shall have effect.

         k. COMPARABLE PRICING. CPS represents and warrants that the net Transfer Prices for the Products as established by Section 5(b) shall not exceed the net Transfer Prices provided by CPS to any other distributor of its Products based upon comparable volumes.

         l. TRANSITION PERIOD. All sales of Products that are made to Customers or subdistributors of Distributor based on or arising out of an unexpired quote that was initially issued on or before September 30, 2001 or a quote where a Customer submitted a purchase order prior to September 30, 2001 shall be priced under the terms of the OEM Agreement. All sales of Products made to Customers or subdistributors of Distributor based on or arising out of quotes initially issued after September 30, 2001 shall be sold and distributed pursuant to the terms of this Agreement.

6.       SHIPMENT, DELIVERY AND ACCEPTANCE.

         a. PRODUCT TESTING. CPS shall test each Product prior to shipment to determine that it functions properly and meets the technical and performance specifications set forth on EXHIBIT A hereto (the "Certification Test"). In the event CPS makes any material change to the specifications set forth on EXHIBIT A which materially impacts the form, fit or function of the Products, CPS shall provide Distributor one hundred and eighty
                  (180) days notice prior to implementing the change; provided however, such 180 day notice period shall not apply if the change in specifications is due to (i) the discontinuance by a CPS supplier of any essential component used in the manufacture of the Product; (ii) the inability of CPS to obtain any essential raw materials on commercially reasonable terms, or (iii) any other circumstances that are outside the reasonable control of CPS. A copy of the Certification Test report shall be included with the set of installation, operation and service manuals shipped with the Products. CPS grants Distributor the right to observe CPS's Certification Test, but Distributors failure to do so does not relieve in any way CPS of its obligation to perform such Certification Test. All Certification Tests and documentation methodology shall conform to current Quality System Regulation ("QSR") standards.

         b. TESTING RESULTS. CPS shall notify Distributor in writing of completion of each CPS's Certification Test performed per the terms of paragraph 6(a), including noncompliance with all relevant details. If Product fails any part of CPS's Certification Test, Distributor reserves the option, in its sole discretion, to accept the deviation by written notification to CPS or to have the Product replaced. CPS may not ship any Product that has failed in whole or in part CPS's Certification test unless authorized by Distributor in a written notification to CPS. Notwithstanding deviations approved by Distributor in writing, Distributor's Authorization for Shipment of such Product does not constitute final Product acceptance which shall take place at the Installation Site and upon commissioning. Distributor does not waive any rights whatsoever upon accepting any deviation under this Section 6(b).

         c. DELIVERY DATES. The delivery date for each Product shipment shall be established in a binding purchase order between CPS and Distributor. CPS shall have the right in its sole discretion to accept or reject any requested delivery date of less than two hundred and forty (240) days. If requested by Distributor, CPS shall provide to Distributor non-binding anticipated lead times for the delivery of Products. These anticipated lead times shall be used by Distributor as a guide only.

         d. LIQUIDATED DAMAGES FOR DELAY IN DELIVERY. CPS acknowledges that its failure to deliver any Product according to the shipment date specified in the applicable purchase order will result in expense and damage to Distributor. CPS shall use all reasonable efforts to deliver the Products on schedule. CPS shall inform Distributor as soon as reasonably practicable of any anticipated delay in the delivery schedule and of the actions being taken to assure completion or delivery of within a time period acceptable to Distributor. The parties acknowledge and agree that damages to Distributor for delay in delivery according to with the shipment date and under this Agreement would be difficult to ascertain or estimate. After a 30 day grace period, CPS shall pay, for each delayed Product, liquidated damages to Distributor in the amount of one and one half percent (1.5%) of Distributor's net Transfer Price each additional month after the missed shipment date until the delayed Product is delivered according to Distributor's instruction; provided that, liquidated damages shall not exceed five (5%) of Distributor's net Transfer Price. The parties agree that (i) such amounts are a reasonable estimate of the damages that Distributor would sustain for any such delay in delivery, and (ii) such amounts are not a penalty. If CPS has not delivered the Product within ninety days (90) after the shipment date agreed upon in the applicable purchase order, then Distributor may terminate the purchase order without penalty. Notwithstanding the foregoing, none of the remedies in this Section 6(d) shall apply in the event CPS is unable to deliver a Product on the required delivery date as a result of a Force Majeure Event, as that term is defined in Section 18(a).

         e. LIQUIDATED DAMAGES FOR DELAY IN ACCEPTANCE. Distributor acknowledges that its failure to accept h delivery of a Product will result in expense and damage to CPS. Accordingly, Distributor must notify CPS thirty (30) days in advance if Distributor will be unable to accept the Product on the shipment date set forth in the purchase order. Upon receipt of notice, CPS shall use its reasonable efforts to find another buyer for the Products. If CPS is unable to find another buyer for the Products within sixty (60) days following the scheduled delivery date, Distributor will be required to accept delivery of and pay for the Products in accordance with the payment terms set forth in Section 5. If Distributor fails to provide thirty (30) days prior notice of its inability to accept shipment of a Product on the shipment date set forth in the applicable purchase order, Distributor will be required to accept delivery of and pay for the Products on the shipment date set forth in the applicable purchase order. Notwithstanding the foregoing, none of the remedies, including any remedy which may be imposed should Distributor fail to provide thirty (30) days prior notice of its inability to accept delivery of a product, in this Section 6(e) shall apply in the event Distributor is unable to accept delivery of a Product on the required delivery date as a result of a Force Majeure Event impacting Distributor, as that term is defined in Section 18(a).

7.       WARRANTY.

         a.       HARDWARE.

         (i)      Except as provided in Section 7(a)(ii), Section 7(a)(iii) and
                  Section 8 hereof, Distributor shall be responsible for the cost of replacement parts, replacement components, consumables and service labor for the Products. In order to assist Distributor with the cost of these items, Distributor will receive a one time warranty discount on the purchase of the Products in the following amounts (the "Warranty Discount"):

                           Product Warranty Discount
                           -------------------------
                           ECAT ART                       $ *
                           PET/CT (BGO and LSO)           $ *
                           ECAT HR+                       $ *
                           ECAT EXACT                     $ *
                           ECAT ACCEL                     $ *
                           ECAT EMERGE                    $ *

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                           On the each anniversary of the Effective Date, CPS and Distributor shall review the actual costs for warranty parts for the Products during the preceding year and based on such review CPS, in its sole discretion, may increase or decrease the Warranty Discount for the sales of future Products. In addition, when a new Product is added to EXHIBIT A CPS, in its sole discretion, shall set an appropriate Warranty Discount for such new Product. Notwithstanding the foregoing, if Distributor elects to have CPS provide the installation and warranty service provided for in Section 8(a) with respect to a Product, Distributor shall not receive a Warranty Discount on the purchase of such Product.

                  (ii) Notwithstanding anything to the contrary set forth in this Agreement, CPS makes no warranty with respect to the computer tomograph (the "CT") incorporated into the PET/CT. The only warranty with respect to the CT is the warranty provided by Siemens A.G. in that certain Business Partner Agreement, dated March 20, 2002, between Siemens A.G. and CPS (the "Business Partner Agreement"). Distributor or its Customers shall be solely responsible for obtaining warranty services on the CT from Siemens A.G.

                  (iii) If a Product suffers a Functionality Error (as defined below) during a period equal to (i) the earlier of twelve (12) months from the date of acceptance by Distributor's customer or eighteen (18) months from the date of shipment from CPS to Distributor, with respect to the Products other than the repair and replacement parts (the "Warranty Term"), then CPS, at its sole cost and expense, will either repair or replace such Product. For purposes of this Agreement, a Functionality Error means an error or defect that substantially impairs the use, value or safety of a Product and which error or defect is unable to be remedied by Distributor through ordinary and routine service or maintenance procedures.

                  (iv) For purposes of establishing the Warranty Term, Distributor shall be obligated to provide CPS with written notice within ten (10) days following the acceptance of a Product by Distributor's customers.

                  (v) Distributor shall grant CPS such adequate time as Distributor and CPS deem reasonable to remedy any Functionality Error; provided, however, that in determining such "reasonable" period of time, CPS agrees to use its commercially reasonable efforts to comply with Distributor's request.

                  (vi) If the adequate time period described in subsection 7a(v) above has expired, and the Functionality Error has not been remedied, Distributor shall have the right to claim from CPS an appropriate and reasonable reduction of the Transfer Price paid for such Product.

                  (vii) Liability for Functionality Errors does not include failures caused by normal wear and tear, nor damage arising after transfer of risk due to faulty or negligent handling, excessive strain, unsuitable methods of operation, improper storage, service provided by Distributor and any other inappropriate or negligent care, to the extent such excluded actions are the proximate cause of the Functionality Error.

                  (viii) CPS's total liability shall be limited to the level described in subsection 7a(iii) above. In order to minimize any damage to the Product, Distributor will
                           (A) comply with CPS's written instructions in respect of permitted combinations of Products, components or parts, with any other products manufactured, sold or utilized by Distributor, particularly in regard to any safety issues which may arise therefrom, (B) not authorize the combination of Products with any other products which are not included within the instructions of permitted products provided by CPS,
                           (C) obtain replacement, spare or inventory parts for the Products either from CPS directly or from sources authorized by CPS. CPS shall not be liable for the results of inexpert or unauthorized alterations, modifications, or repairs carried out on the Product by any "unauthorized personnel." For purposes of the preceding sentence, "unauthorized personnel" means any person other than a CPS certified employee, an employee of Distributor trained by a certified CPS employee or a person trained through a Distributor training program that has been certified by CPS. Until such time as a certified training program has been established by CPS, personnel trained in a program organized by Distributor and which is taught by a CPS certified employee or a person trained by a CPS certified employee shall be considered a training program certified by CPS.

                  (ix) CPS shall not be liable to Distributor for any claims other than those expressly stated herein, and in particular shall not be liable for any consequential damages. Except for the exclusion on consequential damages which shall apply in all instances, the exclusions set forth in the previous sentence shall not apply in cases of personal injury or property damage arising as a result of defect or non-conformity of the Product.

         b.       SOFTWARE.

                  (i) CPS hereby warrants that it has the right to grant licenses of the Software required for the sale, distribution and use of the Products. CPS also warrants that during the Warranty Term, all the CPS Software shall, using commercially reasonable efforts to follow industry standard practices: (i) be free from defects in design/workmanship; (ii) be reasonably error free and (ii) conform to the written specifications provided with the Software delivered to Distributor. With respect to Software that is provided by CPS to Distributor independently from the Products for use with or in connection with the Products, such Software will be warranted for a period of twelve (12) months from the delivery of such Software in connection with the sale of Products. In the event that during the Warranty Term, a defect or bug is detected in such Software provided by CPS, CPS will use its best efforts to correct same and shall provide, free of charge, revised, repaired or replacement Software to Distributor. CPS and Distributor acknowledge the requirement for ongoing maintenance and support for the CPS Software is an integral part of this Agreement. CPS makes no warranty with respect to Third Party Software, and Distributors' sole warranty therefor, if any, is the original warranty provided by the developer of such Third Party Software, which CPS agrees to pass on to Distributor. To the extent applicable to this Agreement, the software licensed by Distributor to CPS shall be governed by the term of a separate license agreement.

                  (ii) CPS expressly warrants that to its knowledge no portion of the CPS Software contains or will contain any protection features designed to prevent its use. This includes, without limitation, any computer virus, worm, software lock, drop dead device, trojan-horse routine, trap door, time bomb or any other codes or instructions that may be used to access, modify, delete, damage or disable the software on the products, workstations or computer systems or those of Distributor's customers.

         c. DOCUMENTATION. If documentation or other information provided by CPS pursuant to the terms of this Agreement are incorrect or incomplete, CPS shall correct or make complete such documentation or information, and shall provide Distributor, free of charge, with the necessary copies of the corrected or completed versions of such documentation or information for distribution by Distributor to its customers. If Distributor discovers that any documentation or information provided by it is incorrect or incomplete, Distributor shall remedy such situation, at Distributor's cost.

         d. CUSTOMER WARRANTIES. Distributor shall be solely responsible for any representations or warranty made by Distributor to any of its customers that conflict with the provisions of this Agreement, including, without limitation, the disclaimers of warranty set forth in Section 7(e).

         e. DISCLAIMER. CPS makes no warranty with respect to the Products other than the ones set forth in this Section 7 OR THAT WHICH MAY BE PROVIDED IN A SEPARATE WARRANTY COVERING THE APPLICABLE PRODUCT. The Warranty provided in this Section 7 OR THAT WHICH MAY BE PROVIDED IN A SEPARATE WARRANTY COVERING THE APPLICABLE PRODUCT is in lieu of all other warranties, express or implied, including but not limited to any express or implied warranties of merchantability or fitness for a particular purpose, and constitutes the only warranty made with respect to the Products.

         f. LIMITATIONS. The warranty provided in this Section 7 shall be void for any Product, which is misused, abused, neglected, tampered with, damaged by accident, fire, or other peril or serviced by unauthorized personnel. For purposes of this
                  Section 7(f), "unauthorized personnel" shall mean persons other than a CPS certified employee, an employee of Distributor trained by a certified CPS employee or a person trained through a Distributor training program that has been certified by CPS. If a Product is repackaged by Distributor or any of its agents (other than CPS) and the Product is damaged in transit as a result of such repackaging, the warranty in this Section 7 shall be void. If a Product is used with calibration sources that are not approved by CPS and which do not meet the specifications set forth on EXHIBIT I, the warranty provided in this Section 7 shall be void.

8.       INSTALLATION, SERVICE AND TRAINING.

         a. EXTENDED SERVICE OPTION. Distributor shall have the option of contracting with CPS for CPS to provide installation and one-year warranty service. If Distributor desires that CPS provides such installation and one-year warranty service to Distributor's customers in CPS's existing service coverage area, which shall be established from time to time by CPS, Distributor shall pay CPS the amounts set forth on EXHIBIT G hereto, which are exclusive of and will not be reduced by any discounts or allowances. The service warranty amounts set forth on EXHIBIT G shall be paid by Distributor fifteen (15) days following the date the applicable Product is delivered to Distributor; provided, that if Distributor does not contract with CPS to provide the installation and warranty service until after the applicable Product is delivered, Distributor shall pay CPS the service warranty amounts set forth on EXHIBIT G fifteen (15) days following the execution of an agreement by CPS to provide the installation and warranty service. The payments for installation services shall be made fifteen (15) days following the date the installation services are completed. The scope and specifications of the installation and one year warranty labor, which CPS would provide to Distributor, are set forth on EXHIBIT G hereto. If Distributor elects to purchase the installation and one year warranty service provided for in this paragraph, then Distributor shall not receive a Warranty Discount on the purchase of such Product.

         b. SPARE AND REPLACEMENT PARTS. CPS shall, based on its experience, provide Distributor with a recommended list of spare and replacement parts, such parts to be listed in EXHIBIT H. For a period of ten (10) years from the date of the last delivery of Products under this Agreement, CPS shall make available a source of supply of spare and replacement parts and accessories (excluding items consumed through normal daily use such as magnetic media) to permit repair and maintenance of the Products sold by Distributor. CPS shall fill Distributor's orders for spare and replacement parts and shall ship the same to Distributor within the later of thirty (30) days of receiving Distributor's order or the noted lead time on EXHIBIT H. In the event Distributor specifies that any order, or any part thereof, is a "rush" order, CPS shall exercise its commercially reasonable efforts to fill such order within 24 hours of receiving the same. CPS service personnel shall be available to assist Distributor in the field at Distributor's customer's facility at CPS's usual and customary charge which shall be established from time to time by CPS in its sole discretion. The actual spare parts list for CPS is shown as EXHIBIT H to this Agreement. The List Prices for the spare parts which are set forth on EXHIBIT H may be changed by CPS, either up or down, in its sole discretion, but no more frequently than once every *. The Transfer Price for spare parts shall be the List Price for such spare parts on the date it is ordered times * -percent ( * %). The * percent ( * %) transfer price discount on spare parts may be adjusted by CPS in accordance with Section 5(c) hereof. Also, included in EXHIBIT H is a list of repairable parts that CPS is willing to buy back from Distributor, at the prices set forth on such EXHIBIT H. Payment terms for spare parts and repairable parts are net thirty (30) days with shipment.

         c. INSTALLATION TRAINING. CPS shall train Distributor's technicians at CPS's location in the installation and servicing of the Products. CPS shall provide training for nine
                  (9) of Distributor's technicians at no charge for existing, new or substantially modified Products. Any installation and servicing training beyond that shall be paid for by Distributor at the then prevailing rate charged by CPS for similar training, plus CPS's reasonable travel and related expenses. CPS agrees to provide, all necessary technical documentation, software, know-how, installation tools or other information necessary to enable Distributor to install, service and maintain the Products. The cost for such additional installation and services shall be established by CPS in its sole discretion from time to time.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

         d. TECHNICAL SUPPORT. In the event Distributor is unable to resolve Product performance issues by using the internal resources of Distributor, CPS will accept and respond to technical support calls from Distributor, to the extent same are related to the resolution of Product performance issues. Response time and/or call back time from CPS to Distributor shall not exceed four (4) hours from the time the call for assistance is received, provided such call is received prior to the close of CPS' technical support department; if the call is received after the close of business of CPS' technical support department, the call shall be returned within two (2) hours of the commencement of the next regular business day. For the purposes of this Agreement, CPS's normal business hours are defined as Monday through Friday, 8 A.M. to 5 P.M eastern time. There shall be no charge by CPS to Distributor for telephone assistance. In the event telephone response is not successful, CPS will send a representative to the customer site where the Product is located to resolve the performance issue. Response time for on-site assistance shall not exceed seven (7) calendar days per incident. CPS shall charge its then prevailing rates for providing on site services. A copy of CPS's current prevailing service rates, which may be increased by CPS in its sole discretion, are set forth on EXHIBIT G hereto.

         e. APPLICATIONS TRAINING. Distributor shall provide applications training to end users for all the customer sites during installation. CPS will provide the necessary training, free of charge (except Distributor will be responsible for its employees travel and related expenses), at CPS's location for four of Distributor's applications specialists to enable Distributor to comply with this responsibility. CPS agrees to provide, all necessary technical documentation, software, know-how or other information necessary to enable Distributor to train its application specialists. CPS shall provide additional update training at no cost for four of Distributor's Applications Specialists for major Product changes or new product applications (except Distributor will be responsible for its employees travel and related expenses). Except as set forth above, all additional applications training for Distributor's applications specialists shall be paid for by Distributor at CPS's then prevailing rate, plus reasonable travel and related expenses incurred by CPS's employees.

         f. APPLICATION SUPPORT. In the event Distributor is unable to resolve Product performance issues through its own resources, CPS will accept Applications Support calls from Distributor, with the goal of resolving any Product performance issue. Response time or call back time from CPS shall not exceed four
                  (4) hours from Distributor's call to CPS requesting assistance, provided such call is received prior to the close of CPS's technical support department; if the call is received after the close of business of CPS's technical support department, the call shall be returned within two (2) of the commencement of the next regular business day. For the purposes of this Agreement, CPS' normal business hours shall be defined as Monday through Friday, 8 A.M. to 5 P.M eastern time. There shall be no charge by CPS to Distributor for telephone assistance. In the event telephone assistance is not adequate to resolve the Product performance issues, CPS will arrange to have a representative travel to the customer's site to resolve the performance issue. Response time by CPS for on-site assistance will not exceed seven (7) calendar days per incident. CPS will charge its then prevailing rates for providing on site services. CPS's current prevailing service rates, which may me increased by CPS in its sole discretion, are set forth on EXHIBIT G hereto.

         g.       TECHNICAL AND SALES LITERATURE. CPS shall provide Distributor,
                  * , in the English, Spanish and German languages, quantities not to exceed 200 of each per calendar year, of CPS designed and labeled technical sales literature, catalogs, and brochures in hard copy format and CD's containing the electronic file of each document which Distributor will utilize for the purposes of developing its own commercial custom marketing and sales materials. Distributor is authorized to have such materials translated into other languages at its expense and to include Distributor's trademarks, trade dress and other attributable intellectual property notices; provided, however, that the overall quality and design of such material shall be generally consistent with the design and quality of the original English version and Distributor will indemnify CPS for losses resulting from any inaccurate translation of such materials. Distributor agrees to affix CPS's copyright notice on each such translation and production costs for such translations shall be borne by Distributor. CPS hereby grants Distributor the right to copy, modify, display and distribute all such materials for purposes of supporting Distributors marketing and sales efforts. All brochures, technical sales literature or other written work created or used by Distributor in connection with the sale or distribution of the Products must contain the following reference to CPS as the manufacturer of the Products:

                           "The PET products described herein are developed and manufactured by CPS Innovations, a market leader in PET products, systems and solutions. CPS is headquartered in Knoxville, Tennessee and is a joint venture between Siemens Medical Solutions USA, Inc. and CTI, Inc."

                  Any change to such reference to CPS must be pre-approved by the President or Chief Financial Officer of CPS.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

         h. PRESS RELEASES, ADVERTISEMENTS AND TRADE SHOW PANELS. Distributor agrees to include a reference to CPS as the developer and manufacturer of the Products in any press release, advertisement, trade show panel or other marketing material that it creates or uses in connection with any promotions, marketing or public dissemination of information related to the Products or the clinical outcomes or medical advances attributed to the Products. Any such press release or advertisement will also include the description of CPS referenced in paragraph (g) above. Distributor agrees that any change to such reference must be pre-approved by the President or Chief Financial Officer of CPS.

         i. MODEL UNITS. CPS agrees to provide Distributor one fully operative ECAT demonstration unit for training, reference, research, development, demonstration and other purposes at a price equal to * percent ( * %) of the List Price for such unit. Should new generations of existing Products or additional Products be added to this Agreement, then Distributor shall have the right to request an additional model unit from the new generation of existing Products or from the additional Products under the same terms and conditions set forth in this subsection (h).

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

9.       GOVERNMENT REGULATIONS, PRODUCT COMPLAINTS, RECALLS.

         a. COMPLIANCE WITH LAWS. CPS shall comply with all laws and regulations of all applicable jurisdictions relating to the manufacture of the Products. The responsibilities of CPS shall include, but shall not be limited to, compliance with U. S. Food and Drug Administration ("FDA") regulations and, as appropriate, the European Medical Device Directive ("EMDD"), together referred to as the "Regulations." Distributor shall comply with the Regulations that relate to its marketing, distribution, sale and service of the Products including, without limitation, all import and export laws. In addition, CPS agrees that if any Product is found to be in violation of any applicable law or regulation, requiring either a recall or retrofit to such Product, CPS shall be solely responsible for the necessary repair, replacement or other remedy, at CPS' sole cost, including, without limitation, any fines or charges imposed upon Distributor arising therefrom. Distributor will cooperate with CPS in the performance of CPS's responsibilities hereunder, to the extent applicable or appropriate, and Distributor will be reimbursed for all extraordinary costs incurred should its cooperation require outlay of funds or personnel, or occur outside the scope of Distributor's next scheduled service call at the site affected.

         b. PRODUCT COMPLAINT PROCEDURES. CPS, through its Quality and Regulatory Affairs shall act as the Complaint Handling Unit for all complaints pertaining to CPS Products. Complaints shall be defined in accordance with the FDA definition contained within the Quality Systems Regulation or its successors. Distributor agrees to provide all complaints, in written English, to CPS in a timely manner. Submitted complaints shall provide sufficient detail to permit CPS to adequately investigate the reported problem. Complaints pertaining to injury or death shall be reported to CPS in five
                  (5) working days or less of Distributor's receipt of such complaint so that FDA Medical Device Reporting requirements can be fulfilled. CPS agrees to acknowledge receipt of complaints in a timely manner, to provide status updates upon request, and to provide notification to the submitter upon closure. When requested, Distributor shall provide evaluation and investigation support to the Complaint Handling Unit. The servicing party is responsible for analysis of service reports, service repair data, service trends, and telephone support for potential complaints or corrective action requirements, in accordance with Regulations. Distributor agrees to return parts involved in a complaint in less than sixty (60) days, upon request from CPS and at CPS's sole expense.

         c.       MANDATORY MODIFICATION OR RECALL.

                  (i) In the event a modification of any Product is mandated by applicable regulatory agencies or by law, or if CPS reasonably believes recall of or modification or change to any Product is required or advisable due to (i) safety or performance issues relating to the Product, or (ii) recurring failure in or high incidence of repairs to or replacements of, a Product, or any part or component thereof, CPS shall promptly notify Distributor thereof in writing.

                  (ii) In the event Distributor reasonably believes recall of or modification or change to any Product is required or advisable due to (i) safety or performance issues relating to the Product or (ii) recurring failure in or high incidence of repairs to or replacements of a Product, or any part or component thereof, Distributor shall promptly notify CPS thereof in writing.

                  (iii) In the case described in section c(i) above, CPS shall, at no charge to Distributor, promptly provide Distributor with all available information for the necessary or required modification or change to the Product, including, but not limited to, the reasons for the necessary or required change or modification, and the serial number of the Product(s) affected. CPS shall, at its option either (i) modify or change the affected Product(s) or (ii) supply to Distributors (or to customers of Distributor) modified or changed Products or the parts or components required to make such change or modification, together with all necessary field modification instructions. If the nature of the necessary change or modification does not require immediate implementation, and can wait until the next normally scheduled service call, then Distributor shall undertake the modification of or change to the Products with the parts or components, and in accordance with the field modification instructions, provided by CPS to Distributor. CPS shall reimburse Distributor for labor costs of $ * for the factory recommended total hours for each such change or modification reported as complete by the factory. If after the time limits set forth in the field modification instruction, the change or modification is not complete, CPS can, at its option, contact end customers directly to inform them of the required changes. Notwithstanding the foregoing, a mandatory modification or recall with respect to a CT incorporated into a PET/CT shall be governed and controlled by Section 7.3.2 of the Business Partner Agreement and Distributor agrees to comply with the obligations set forth therein.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                  (iv) In the case described in section c(ii) above, CPS and Distributor shall exchange relevant information and determine, in good faith, whether a mandatory modification or recall is warranted. If as a result of such discussion, CPS concludes that a mandatory modification or recall is advisable, CPS shall proceed in accordance with, and have the obligations set forth in, section c(iii) above.

                  (v) For the purposes of this Agreement, the terms "recurring failure" and "high incidence" shall mean that at least five (5) times during any consecutive thirty (30) day period the same failure or deficiency is detected with respect to any individual Product delivered to Distributor by CPS, with the understanding and agreement of the parties that this definition is for initial consideration only, and not an absolute standard. The parties agree that they will, in good faith, evaluate each such incidence of alleged recurring failure or high incidence on a case-by-case basis, and all aspects of the alleged failure or deficiency, including, without limitation, the impact such incidence has at the customer's facility. Distributor agrees to provide written copies of all complaints alleging recurring failure or high incidence to CPS as set forth in section 9(b) above.

         d. DISTRIBUTOR'S AUDIT RIGHTS. CPS warrants and represents that each of the Products has received all requisite clearances from the U.S. Food and Drug Administration, such as that prescribed in 21 CFR Part 807, Subpart E - Premarket Notification Procedures, and have been designed, manufactured and distributed in accordance with 21 CFR Part 820-Quality System Regulation and ISO-9001. CPS grants Distributor the right, upon reasonable prior notice, to audit Seller's quality system against the Quality System Regulations and ISO-9001. Distributor shall have the right to conduct this audit not more than once per year unless the results of a prior audit indicate significant non-conformances, the correction of which may be verified by re-audit. Significant non-conformances must be identified by Distributor as soon as reasonably practicable following the completion of an audit and must be mutually agreed to by the parties prior to the performance of a re-audit.

10.      INTELLECTUAL PROPERTY RIGHTS.

         a. DISTRIBUTOR'S RIGHTS AND OBLIGATIONS. Distributor agrees that it neither owns nor hereby acquires any claim or right of ownership to the Products, Technology and Software or to any related patents, copyrights, trademarks or other intellectual property belonging to CPS. CPS and its suppliers and licensors reserve all rights not expressly granted to Distributor. CPS's suppliers and licensors are the intended third party beneficiaries of this Agreement and have the express right to rely upon and directly enforce the terms set forth herein, but only to the extent of their rights with respect to CPS. Distributor further agrees it will not copy or modify the Software except as permitted in Section 10(c) or elsewhere in this Agreement and it will not in any way reverse engineer, disassemble or decompile the Software or any portion thereof. Distributor shall inform CPS promptly if Distributor becomes aware (i) that any Customer is using any Product in violation of the applicable Customer Sales Agreement; and (ii) that any third party is infringing or violating CPS's proprietary rights related to the Product. In the event any Customer is in violation of the terms of the applicable Customer Sales Agreement set forth in EXHIBIT C hereto, Distributor agrees, at the request of CPS, to use commercially reasonable efforts to enforce Distributor's rights under the Customer Sales Agreement on behalf of CPS. Upon termination of this Agreement, Distributor shall cease and desist from making further use of any and all materials, including signs, advertising matter and catalogues, containing trademarks or trade names of CPS.

         b. REBADGING. CPS shall provide Distributor the Products to market and distribute under Distributor's trademarks, service marks, logos, trade names, labels and/or other marks (hereinafter referred to as "Rebadging"). In addition to those provisions elsewhere in this Agreement, Rebadging shall be subject to all of the following terms and conditions:

                  (i) To the extent not included in the net Transfer Price, Distributor shall reimburse CPS for the cost of Rebadging; and

                  (ii) Distributor shall indemnify and hold CPS harmless from and against any and all infringement claims of third parties arising directly or indirectly from, as a result of, in connection with, or relating to the Rebadging of the Products at the request of Distributor, as well as the costs, including attorneys' fees, of defending against them.

                  Distributor shall not knowingly take any action, which would, or knowingly fail to take any action where such failure would, directly or indirectly, have a known adverse effect upon the trademarks or goodwill of CPS. Unless authorized, Distributor will not use any trademark or trade name of CPS, nor use any word, mark, symbol, or name which may lead to confusion in the marketplace with goods marketed by CPS under its distinct words, mark, symbols, trademarks and trade names. Unless authorized, CPS will not use any trademark or trade name of Distributor, nor use any word, mark, symbol, or name that may lead to confusion in the marketplace with goods marketed by Distributor under its distinct words, mark, symbols, trademarks and trade names. Each party agrees that the trademarks adopted by the other party for use on the Products shall be owned by such other party and shall not be used except as provided above. During the term of this Agreement, Distributor shall have the right to indicate to the public that it is an authorized distributor of the Products in the Territory, but shall not make any other use of CPS's trademarks and trade names except as expressly authorized by CPS. Distributor shall not make any representations or statements regarding the Products, other than those contained in the marketing literature and promotional materials provided to Distributor by CPS, without the prior written approval of CPS; provided, that Distributor may include additional representations or statements regarding any modifications, enhancements or add-ons created by Distributor. Upon notice from CPS of reasonable objections regarding marketing literature and promotional materials, Distributor shall discontinue use of any marketing literature or promotional materials that the parties mutually agree are no longer acceptable.

         c. ADDITIONAL SOFTWARE APPLICATIONS. The parties recognize and agree that CPS or Distributor may desire to independently develop or co-develop additional software applications to be used with the Products. The parties acknowledge that these additional software applications are intended to be stand-alone applications that do not require modifications of the source code or software used in connection with the operation of the Products (the "Applications"). In order to create these Applications, CPS shall provide Distributor with its Clinical Applications Program Platform and shall reasonably train up to two (2) of Distributor's employees on the use thereof. In addition, CPS acknowledges and agrees that circumstances may arise where, in order to create these Applications, Distributor may need the source code for the Clinical Applications Program Platform or for CPS's other proprietary software (the "Source Code"). In such event, the parties shall mutually agree on the terms under which the Source Code shall be provided to Distributor. Any Applications independently developed by Distributor or by CPS in a work for hire arrangement for the benefit of Distributor, shall be owned by Distributor. The ownership of any Applications, co-developed by the parties shall be agreed upon by the parties. The Applications developed by CPS, other than through a work-for hire arrangement for the benefit of Distributor, shall be owned by CPS.

         d. GOVERNMENT AGENCIES. In the event Distributor distributes any of the Products to a governmental agency or to any Customer that may acquire them pursuant to a government contract or with government funds, Distributor will use commercially reasonable efforts to ensure that CPS's rights in and to the Products are protected to the maximum extent possible, and take all actions reasonably necessary to protect CPS's rights and interest in the Products in accordance with applicable laws and regulations, including, but not limited to, the placement of appropriate legends or restrictions.

11.      INTELLECTUAL PROPERTY INDEMNITY.

         a. INDEMNIFICATION OBLIGATIONS. CPS shall defend any claim, suit, action or proceeding threatened, brought, or asserted against Distributor or any of Distributor's parents, subsidiaries, affiliates, shareholders, directors, officers, employees, agents, authorized sub-distributors, representatives, customers, end users, licensees, permitted assignees, and attorneys (hereinafter "Indemnitee(s)") insofar as any claim, suit, action, or proceeding is based on a claim that any Product, or any component or part thereof, provided by CPS under this Agreement (excluding the Distributor Software), constitutes infringement of any patent, copyright or trade secret of a third party based on the laws of any country within the Territory, and CPS shall indemnify the Indemnitee(s) for any and all royalties, damages, judgments, losses, liabilities, claims, expenses (including attorney fees), and costs finally awarded against any such Indemnitee, including any settlement approved by CPS, but only if: (a) Distributor or any Indemnitee complies with Section 11(b) hereof; (b) CPS has sole control over the defense of the claim, suit, action or proceeding and any negotiation for its settlement or compromise; and (c) Indemnitee takes no action that, prejudices CPS's defense of the claim, suit, action or proceeding. CPS shall have no obligation to indemnify or defend any claim based upon the misuse of the Product, a modification of the Product not approved by or for CPS, or the unauthorized combination of the Product with other products, services or items not approved by CPS to the extent such claim would not have been made absent such combination. Distributor shall defend and indemnify CPS from any claims that result from Distributor's modification or combination of the Product. CPS hereby represents and warrants that, to the best of its knowledge, there are with respect to Products, no infringement actions, suits, investigations, claims or proceedings pending or threatened against CPS as of the date of this Agreement.

         b. NOTICE AND ASSISTANCE. Distributor (or any Indemnitee) shall notify CPS in writing within a reasonable time after initiation or threat of any claim, suit, action or legal proceeding described in Section 11(a). To the extent Distributor is not legally prohibited, Distributor shall provide CPS with information and assistance reasonably necessary to defend or settle any claim, suit, or proceeding, with allocation of expense incurred by Distributor in providing such assistance to be negotiated in good faith and mutually agreed to by Distributor and CPS on a case by case basis. Upon receipt of any notice given hereunder, CPS shall assume promptly the full responsibility for any defense of any claim, suit, action, or proceeding, threatened, brought, or asserted against any Indemnitee as described in Section 11(a).

         c. SELECTION OF COUNSEL. CPS agrees to consult with each Indemnitee prior to selecting counsel for the purpose of discharging CPS's duties under this Section 11. CPS agrees to engage in such consultation in good faith, to give due consideration in good faith to the comments of each Indemnitee, and to refrain from engaging any counsel (either law firm or individual attorney) who has or may have any conflict with any Indemnitee as identified by the Indemnitee. Each Indemnitee hereunder reserves and shall have the right to be represented by and to participate actively through his or her own counsel as co-counsel in any suit, action, or proceeding identified in this Section 11, all at his or her own cost, provided that CPS retains sole control of the defense.

         d. SETTLEMENT. Distributor (and every Indemnitee hereunder) shall receive timely notification of any settlement agreement relating to claims of infringement prior to the execution thereof. No such settlement agreement shall include any term or condition which would restrict, delimit, impair, or otherwise affect any rights which Distributor (or any Indemnitee) otherwise may enjoy without first receiving the prior written consent of Distributor (or such Indemnitee) specifically agreeing to such restriction, limitation, impairment, or other effect. CPS shall not be responsible for any compromise executed by Distributor or any of Distributor's agents without CPS's consent.

         e. DETERMINATION OF INFRINGEMENT. In the event the sale or use of any Products shall be found to constitute infringement of any letters patent, copyright, trademark or trade secret of a third party, and such sale or use is enjoined, or if CPS wishes to minimize its liability hereunder, CPS, at its option, shall pursue one or more of the following courses of action within a reasonable time:

                           (i) secure a termination or stay of any such injunction; or

                           (ii) secure a license from the party claiming infringement; or

                           (iii) modify the Products at CPS's cost so such Products become non-infringing; or

                           (iv) secure for the benefit of Distributor and Distributor's customers and end users such goods, processes, or services as shall not infringe any patent, copyright, trademark or trade secret; or

                           (v) if none of the foregoing is reasonably feasible, accept a return of the Products which are subject to the injunction and refund to Distributor the net Transfer Price paid by Distributor to CPS for those Products which are returned, less reasonable depreciation, or such greater amount as is imposed by a court.

                  If CPS elects to modify any Product so it becomes non-infringing, such modification(s) shall not have any material or adverse effect on the performance capabilities of such Product without such modification(s). In the event CPS fails to achieve at least one of the foregoing objectives within a reasonable time, Distributor may terminate this Agreement and all payment obligations relating to infringing Products that are returned to CPS shall thereupon abate.

         f. LIABILITY LIMITS. THIS SECTION 11 STATES CPS'S SOLE AND EXCLUSIVE OBLIGATION TO DISTRIBUTOR REGARDING ANY ACTUAL OR ALLEGED INFRINGEMENT, VIOLATION OR MISAPPROPRIATION OF ANY THIRD PARTY'S PATENT, COPYRIGHT, TRADE SECRET OR OTHER PROPRIETARY RIGHTS RELATING TO THE PRODUCT, AND ANY WARRANTIES OF NONINFRINGEMENT ARE HEREBY DISCLAIMED.

12.      INDEMNIFICATION.

         a. INDEMNIFICATION BY DISTRIBUTORS. Distributor agrees to indemnify, to defend and to hold harmless CPS from and against all claims, damages, demands and expenses (including court costs, reasonable attorney's fees and any amounts paid in settlement or pursuant to a final judgment) arising out of any third party claims, but only to the extent to which such claims, damages, demands and expenses (i) are proximately caused by the fault or negligence of Distributor, its officers, employees or agents; (ii) relate to any customer disputes or claims relating to the marketing, sale, distribution, installation, training or service of any Product by Distributor, whether arising out of express or implied warranty, but only to the extent that such claim does not arise from the unauthorized act or representation by CPS or its officers, employees or agents, unless such representation was made by Distributor to CPS; (iii) relate to any other failure by Distributor to comply with any express or implied terms of any contract of sale by Distributor for the Products;
                  (iv) relate to any failure by Distributor to comply with applicable laws and/or regulations in accordance with this Agreement; or (v) relate to any and all violations of export laws and or regulations of any country or region in the Territory.

         b. INDEMNIFICATION BY CPS. CPS agrees to indemnify, to defend and to hold harmless Distributor from and against all claims, damages, demands and expenses (including court costs, reasonable attorney's fees and any amounts paid in settlement or pursuant to a final judgment) arising out of any third party claims, but only to the extent to which such claims, damages, demands and expenses (i) are proximately caused by the fault or negligence of CPS, its officers, employees or agents; (ii) relate to any customer disputes or claims relating to the manufacture, workmanship, or design of any Product, or the installation, or service of any Product performed by CPS, but only to the extent that such claim does not arise from an unauthorized act or representation by Distributor or its officers, employees or agents, unless such representation was first made by CPS to Distributor; (iii) relate to any other failure by CPS to comply with any the terms of any contract of sale by CPS of Products relating to this Agreement, or (iv) relate to any failure by CPS to comply with applicable laws and/or regulations in accordance with this Agreement. Notwithstanding the foregoing, CPS shall have no obligation to indemnify, defend or hold harmless Distributor with respect to any claims, damages, demands or expenses arising out of or related to the CT incorporated into the PET/CT.

         c.       INDEMNIFICATION PROCEDURES.

                  i. Any party entitled to indemnification in this Section 12 (the "Indemnitee") must provide written notice (the "Claim Notice") to the party obligated to provide indemnification (the "Indemnitor") with respect to any claim, suit or proceeding initiated against the Indemnitee by a party other than the Indemnitor ("Third Party Claim"). All Claim Notices must be delivered promptly, but in no event more than thirty days (the "Notice Period") following (i) the receipt of actual notice of the Third party Claim by any officer, director or employee of Indemnitee, or
                           (ii) the happening of circumstances that any officer, director or employee of Indemnitee believes or should reasonably believes could give rise to the Third Party Claim. The failure of Indemnitee to notify Indemnitor within the Notice Period shall not relieve Indemnitor of any liability with respect to the Third Party Claim, except to the extent the Indemnitor demonstrates that the defense of the Third Party Claim is prejudiced by such failure. The Claim Notice should state in reasonable detail the facts giving rise to the Third Party Claim and Indemnitee's intention to seek indemnification for the Third Party Claim.

                  ii. Upon receipt of a Claim Notice from the Indemnitee with respect to any Third Party Claim, the Indemnitor, may assume the defense of the claim with counsel reasonably satisfactory to the Indemnitee, and the Indemnitee shall cooperate with the Indemnitor (including, without limitation, allowing and directing its employees to serve as witnesses and otherwise render such assistance as the Indemnitor may reasonably request) in such defense and related negotiations (including settlement negotiations). If the Indemnitor elects to control the defense of a Third Party Claim, the Indemnitee shall have the right to employ separate counsel in any action or claim and to participate in its defense, provided that the fees and expenses of counsel employed by Indemnitee shall be at the expense of Indemnitee. If Indemnitor assumes the defense of a Third Party Claim no compromise or settlement may be effected by the Indemnitor without the Indemnitee's consent unless (i) there is no finding or admission of any violation of law or any violation of the rights of any person by Indemnitee,
                           (ii) there is no effect on any other claim that may be made against Indemnitee, (iii) the sole relief provided is monetary damages that are paid in full by Indemnitor, and (iv) the compromise or settlement contains, as an unconditional term thereof, the giving by the claimant or the plaintiff of the Indemnitee a release from all liability in respect of such Third Party Claim. The Indemnitee shall have no liability with respect to any compromise or settlement thereof effected without its consent.

                  iii. If the Indemnitor does not notify the Indemnitee within fifteen (15) days after receipt of the Claim Notice that it elects to undertake the defense of a Third Party Claim, the Indemnitee shall have the right to defend the claim, at the expense of Indemnitor, with counsel of Indemnitee's choosing. No settlement of a claim defended by Indemnitee pursuant to this Section shall be made without the prior written consent of Indemnitor, which consent shall not be unreasonably withheld. Failure of Indemnitor to reject a settlement within ten (10) days of receipt thereof shall be deemed an acceptance of such settlement.

                  iv. If an Indemnitee has a claim against an Indemnitor that does not involve a Third Party Claim, the Indemnitee shall notify the Indemnitor with reasonable promptness of its claim, specifying the nature of and specific basis for such claim and the estimated amount of such claim. If Indemnitor elects to satisfy the claim the Indemnitor shall remit payment for the amount of the claim to the Indemnitee upon receipt of an invoice therefore. If the Indemnitor elects to dispute either the basis of the claim or the amount of the claim, Indemnitor shall promptly provide written notice to Indemnitee setting forth the basis for its dispute. In the event of a dispute, the Indemnitor and Indemnitee shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through good faith negotiation, the dispute shall be resolved in accordance with the arbitration procedures set forth in Section 17 hereof unless the claim results from a breach of Section 15 or the infringement by Distributor of CPS's Technology or Software.

         d. LIMITATION OF DAMAGES. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR LOSS OF ANTICIPATED PROFITS, OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE SALE OR USE OF THE PRODUCTS.

         e. LIMITATIONS OF LIABILITY. Notwithstanding any other provision set forth in this Agreement, CPS's total liability to the Indemnitees for any claim, suit, action, or proceeding arising out of or related to this Agreement shall be limited to the following amounts:

                           i. For any claim alleging that the Products, including, without limitation, any Technology or Software incorporated therein, infringes on any patent, copyright trademark, trade secret or other intellectual property of a third party ("Infringement Claims"), CPS's total liability to the Indemnitees shall be limited to $1,000,000 per Infringement Claim, but subject to a maximum amount for all Infringement Claims combined equal to $2,000,000; and

                           ii. For all other claims, CPS's total liability to the Indemnitees shall be limited to $1,000,000 per claim, but subject to a maximum amount for all claims combined equal to $2,000,000.

         f. SOLE AND EXCLUSIVE REMEDIES. Except for (i) claims resulting from alleged breaches of the confidentiality obligations set forth herein or the infringement of CPS's Software or Technology or Distributor's intellectual property; (ii) any act of fraud or intentional misrepresentation, or (iii) any claims resulting from the matters set forth in Section 11, the indemnification obligations set forth in this Section 12 hereof shall be the exclusive remedy of the parties with respect to any third party claim or controversy arising out of or related to this Agreement. All claims for indemnification shall be made within twenty-four (24) months from the date that the subject liability arises or such claims shall be irrevocably waived. The limitations on liability in Section 12 hereof shall not apply to any claims resulting from the infringement of CPS's Software or Technology or Distributor's intellectual property rights.

13. INSURANCE. Distributor and CPS each agrees to maintain during the term hereof liability insurance for personal injury and property damage, including products liability and contractual coverage, as set forth herein. Coverage for personal injury shall be not less than One Million Dollars ($1,000,000) aggregate annual liability. Coverage for property damage shall be not less than Two Million Dollars ($2,000,000) per occurrence. Distributor and CPS agree that all liability insurance obtained by Distributor and CPS shall include CPS and Distributor as named insured reasonably acceptable to Distributor and CPS. CPS and Distributor further agree, as a continuing obligation after the term hereof, to maintain such insurance with no less than the coverage specified above in full force and effect for the full life of the Products sold hereunder. CPS and Distributor shall supply each other with a Certificate of Insurance upon written request by Distributor or CPS.

14. SCOPE OF AUTHORITY. Each party hereto is an independent contractor solely responsible for its own business and neither shall have any power or authority to act for, to bind or to commit the other. CPS or any third party with whom CPS has contracted, remains the exclusive owner of all presently existing CPS proprietary rights including rights based upon trade secret, trademark, patent and copyright laws with respect to the Products, the Technology and the Software described herein other than the Distributor Software. Neither party shall apply for, or use or authorize the use of, in any way, the trademarks of the other or any of its subsidiary or affiliated companies without written permission of the other party. CPS and Distributor each represent and warrant that they have full right and authority to enter into this Agreement and grant the required licenses hereunder. CPS and Distributor each represent and warrant that this Agreement does not conflict with or violate any existing agreement entered into by CPS or Distributor, as applicable. Neither party shall enter into any agreement that will materially conflict with this Agreement or materially and adversely impact the rights and interests of the other party provided herein.

15. CONFIDENTIALITY. Each party hereto agrees not to disclose to others the technical and business information of the other party hereto ("Confidential Information"), and agrees to use the other party's Confidential Information only for the implementation of this Agreement and to hold the other party's Confidential Information confidential using at a minimum the same care it would exercise to protect its own Confidential Information. The receiving party further agrees to disclose the Confidential Information of the disclosing party only to the receiving party's employees who have a need to know and only to those employees who have agreed in writing to confidentiality obligations substantially similar to those in this Section 15. The receiving party shall not permit any of its personnel to remove any proprietary or other legend or restrictive notice contained or included in any Confidential Information provided by the disclosing party, and the receiving party shall not permit any of its personnel to reproduce or copy any such Confidential Information except as expressly authorized under this Agreement. Provided, however, that such confidentiality obligation shall not apply to any information which (a) is now or hereafter becomes a part of the public domain, other than by act or omission of the receiving party, (b) was independently developed by the receiving party or its affiliates; (c) information that was in such party's possession prior to disclosure by the other party, (d) is hereafter furnished to the receiving party by a third party, as a matter of right and without restriction on use or disclosure, who lawfully possesses such information and did not acquire it directly or indirectly from the other party, (e) is disclosed in any

         U.S. or foreign patent, or published patent application, whether owned by the other party or any third party, or (f) is required to be disclosed to a government agency or pursuant to a judicial proceeding, but only to the extent so required and provided that the receiving party gives the disclosing party advance notice of such disclosure and reasonably cooperates with the disclosing party (at the disclosing party's expense) to contest such disclosure.

16.      TERM AND TERMINATION.

         a. TERM. The initial term of this Agreement shall be five (5) years from the Effective Date (the "Initial Term") and shall automatically be extended for additional one year (1) periods unless terminated for cause. Either party may terminate this Agreement without cause upon three (3) years prior written notice delivered within ninety days (90) days of the expiration of the then current term.

         b. POST-TERMINATION OBLIGATIONS. In the event of termination of this Agreement, CPS shall provide Distributor with software and hardware upgrades and parts and components necessary for Distributor to continue service to its customers for a period of ten (10) years following the date of such termination. The upgrades, parts and components shall be provided by CPS at CPS's then prevailing prices, which prices will not exceed the prices paid by CPS's other distributors based on comparable volumes.

         c. EXISTING PURCHASE ORDERS AND PAYMENT OBLIGATIONS. Termination of this Agreement does not affect the requirement that CPS ship and that Distributor accept and pay for any Product, that was previously ordered prior to the termination date pursuant to a binding purchase order between CPS and Distributor.

         d. TERMINATION UPON BREACH. If either party hereto shall breach this Agreement, the other party may give the defaulting party written notice of such default. If the defaulting party shall fail or refuse to remedy such default within ninety (90) days from the date of said notice, this Agreement may be terminated by a second written notice and said termination shall be effective as of the date stated in the second notice of default. Such termination shall be without prejudice to any other rights or claims the aggrieved party may have against the defaulting party. Defaults under this Agreement shall be deemed to include, but shall not be limited to:

                  (i) material failure by either party to fulfill any of its obligations under this Agreement;

                  (ii) an adjudication of bankruptcy of either party under any bankruptcy or insolvency law; or

                  (iii) the commission by either party of a receiver for business or property, or the making of any general assignment for the benefit of creditors.

         e. TERMINATION FOR FAILURE TO PAY. If Distributor is in breach or default of any of its payment obligations set forth in this Agreement and such breach or default continues for ninety (90) days or more after receipt of written notice thereof; CPS may, by written notice to Distributor, terminate this Agreement with such termination to be effective on the date of receipt by Distributor of such termination notice; provided, however, that any failure to pay on the part of Distributor caused by the failure of Distributor to be paid by its customers due to defective Products shall not be a breach or default of Distributor's payments obligations unless (i) such breach or default continues for a period of thirty (30) days after CPS has rectified such defect and the Product(s) is accepted as meeting the written specifications set forth in on EXHIBIT A hereto by Distributor's customers, or (ii) the defect is the result of actions taken by Distributor or its agents or sub-distributors.

         f. TERMINATION UPON A FORCE MAJEURE EVENT. If a Force Majeure Event continues for a period of ninety (90) days, the parties whose performance is not affected by the Force Majeure Event may terminate that portion of this Agreement affected hereby or, if such Force Majeure Event affects the critical performance obligations hereunder, then the entirety of this Agreement may be terminated by the party not so affected immediately thereafter.


17. ARBITRATION. Except for claims resulting from alleged breaches of the confidentiality obligations hereunder or the infringement of CPS's Technology or Software, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, which can not be settled by mutual agreement of the parties, in lieu of the institution of legal proceedings by either party, shall be submitted to binding arbitration as follows: Any party who is aggrieved shall deliver written notice to the other party or parties setting forth the specific points in dispute. Any points remaining in dispute twenty (20) days after the giving of such notice shall be submitted to binding arbitration in Atlanta, Georgia, to the American Arbitration Association, before an arbitrator appointed from the members of the National Panel of Arbitrators in accordance with the Expedited Procedures of the Commercial Arbitration Rules of the American Arbitration Association modified only as expressly provided herein. After such twenty (20) day period, any party, upon ten (10) days written notice to the other party may so submit the points in dispute to arbitration. The arbitrator may submit a default judgement against any party that fails to participate in the arbitration proceedings. The arbitration decision shall be final, conclusive and binding and judgment on such decision may be entered in any federal or state court of competent jurisdiction. The arbitrator will be authorized to apportion its fees and expenses and the reasonable attorney fees and expenses of the parties as the arbitrator deems appropriate. In the absence of any such apportionment, the fees and expenses of the arbitrator shall be borne equally by each party, and each party shall bear the fees and expenses of its own attorney. The parties agree that this paragraph has been included to rapidly and inexpensively resolve any disputes between them with respect to this Agreement (other than breaches of the confidentiality provisions herein or infringement on the intellectual property rights), that it contains the sole and exclusive remedy (other than equitable remedies) of the parties with respect to any disputes arising under this Agreement, and this paragraph shall be grounds for dismissal of any court action commenced by either party with respect to this Agreement, other than post-arbitration actions seeking to enforce an arbitration award or any court action seeking equitable relief. The parties shall keep confidential, and shall not disclose to any person except as may be required by law, the existence of any controversy hereunder, and referral of any such controversy to arbitration or the status or resolution thereof.

18.      MISCELLANEOUS.

         a. FORCE MAJEURE. Neither party hereto shall be liable for any delay arising from circumstances beyond its control including (but not limited to) acts of God, war, riot or civil commotion, industrial dispute, fire, flood, drought, shortage of material or labor or act of government ("Force Majeure Events"), provided that the party seeking to be excused shall make every reasonable effort to minimize the delay resulting therefrom. Each party shall keep the other fully informed of any such circumstances. The parties agree to resume their performance under this Agreement as soon as possible upon the passing of the Force Majeure condition.

         b. AMENDMENTS; WAIVERS. Any amendment, supplement or modification of or to any provision of this Agreement shall be effective only if made in writing and signed by each of the parties to this Agreement. Any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement, shall be effective (a) only if it is made or given in writing and signed by each of the parties to this Agreement, and (b) only in the specific instance and for the specific purpose for which made or given.

         c. SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof. In such event the parties hereto shall use their best efforts to agree upon a replacement for such invalid or unenforceable provision in terms which correspond as closely as possible to the original provision.

         d. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No party to this Agreement may assign any of its rights under this Agreement without the prior written consent of the other parties; provided, that, Distributor, subject to the terms of this Agreement, may appoint subdistributors to distribute the Products upon ten
                  (10) days written notice to CPS. No person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement. CPS shall be permitted to delegate its obligations hereunder to any agent or subcontractor provided that CPS shall remain primarily responsible to Distributor for CPS's obligations hereunder.

         e. NOTICES. Any notice required to be given hereunder shall be deemed sufficient and delivery shall be deemed complete if sent by registered or certified mail, return receipt requested, overnight courier, personal delivery, or confirmed facsimile to the following addresses:

                  To CPS:            CTI PET Systems, Inc.
                                     810 Innovation Drive
                                     Knoxville, TN  37932
                                     Attn.: Chief Executive Officer
                                     Facsimile: (865) 218-3001

                  To Distributor:    Siemens Medical Solutions USA, Inc.
                                     Nuclear Medicine Group
                                     3501 North Barrington Road
                                     Hoffman Estates, Illinois  60195
                                     Attn: President, Siemen's Nuclear Medicine
                                            Facsimile: (847) 304-7080

                  With a copy to:    Associate General Counsel
                                     186 Wood Avenue South
                                     Iselin, New Jersey  98830


         f. GOVERNING LAW. The interpretation and construction of this Agreement shall be governed by and be construed in accordance with the substantive law of the State of Tennessee, United States of America, without regard to the conflict of laws principles thereof.

         g. REMEDIES CUMULATIVE. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party to this Agreement at law, in equity or otherwise.

         h. ENTIRE AGREEMENT. This Agreement (together with all Exhibits hereto and any license or other agreements referenced herein) represents the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements, understandings and communications, whether oral or written. Unless expressly agreed in writing by the parties hereto referencing this Agreement, the terms hereof shall govern the sale of all Products by CPS to Distributor, and all conflicting terms and conditions in individual orders, purchase orders, and other similar documents, shall be of no force and effect.

         i. SURVIVAL. The provisions in Sections 1(b), 1(c), 1(d), 1(e), 1(f), 7, 8, 9, 11, 12, 13, 15, 16, 17 and 18 shall survive the expiration or termination of this Agreement indefinitely.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first herein written.

CTI PET SYSTEMS, INC.                       SIEMENS MEDICAL SOLUTIONS USA, INC.


By: Ronald Nutt                             By  /s/ Thomas McCausland
   ------------------------------              ---------------------------------
Title: President                            Title: President and Chief Executive
      ---------------------------                  Officer
                                                  ------------------------------

                                    EXHIBIT A

                             Products/Specifications

PART NUMBER             ITEM                                                        US LIST PRICE
-----------             ----                                                        -------------
800002                  ECAT ACCEL                                                       *
                                                                                         *
                        REQUIRED EXTENSIONS

800004                  Gantry Mounting Plate / EXACT Series                             *
800009                  Gantry Cool Water/Water Chiller                                  *
800006                  Isolation Transformer (US+Japan)                                 *
800005                  Isolation Transformer (Europe)                                   *
800007                  Gantry air/water chiller(50Hz)                                   *
800008                  Gantry air/water chiller (60Hz)                                  *

                                                                                         *
                        OPTIONAL EXTENSIONS

800014                  Erasable Optical Disk                                            *
800016                  Cardiac Gating                                                   *
800018                  Educational Software LPP                                         *
800015                  256MB RTS Memory Expansion                                       *
800012                  Ultra SPARC Remote Workstation                                   *
800020                  Sublimal Dye & Film Imager                                       *
800019                  Remote Diagnostics Modem - ISDN                                  *
800021                  Uninterruptible Power Supply                                     *
800022                  ECAT Mobile Option                                               *
800037                  Remote Start Footswitch                                          *
800013                  UltraSPARC Display Workstation                                   *
800039                  Surge Supressor - US Only                                        *
800025                  ACCEL Mobile Sources Kit (1st Filling)       nondiscountable     *
800024                  ACCEL Sources Kit (1st Filling)              nondiscountable     *
800053                  ACCEL Sources Kit (replacement)              nondiscountable     *
800045                  Performance Testing                          nondiscountable     *
800048                  PET Applications Training (per day)          nondiscountable     *
800041                  ACCEL Documentation


DICOM currently under review and in the event that DICOM is required CPS Product Management should be contacted.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
800002                                ECAT ACCEL POSITRON EMISSION         *
                                      TOMOGRAPHY (PET) SYSTEM

                                      The ECAT ACCEL is a
                                      high-resolution positron emission
                                      tomography system for imaging
                                      biochemical processes and
                                      metabolism for whole body
                                      applications.  The multi-detector
                                      ring system provides 2D or 3D
                                      acquisition and reconstruction in
                                      static and dynamic modes.

                                      The ECAT ACCEL consists of a 47
                                      image plane system with a 16.2 cm
                                      axial field of view.

                                      High spatial slice resolution in
                                      transaxial and axial dimensions.
                                      Three-dimensional display of
                                      organs with a large axial view.
                                      Excellent volume sensitivity
                                      Fast acquisition and
                                      reconstruction of 128x128,
                                      256x256, and 512x512 matrices
                                      High-resolution, flicker free,
                                      color display monitor
                                      Unique block detector technology
                                      provides excellent temporal and
                                      energy resolution response.
                                      Simultaneous data acquisition and
                                      image reconstruction for high
                                      patient throughput.
                                      Retractable rotating rod source
                                      holders for quick and accurate
                                      attenuation correction.  (Ge-68
                                      in safe, solid form is available
                                      from recommended vendors).
                                      Menu driven, window oriented
                                      operating software
                                      Water-cooled gantry for quiet
                                      operation

                                      The system consists of:

                                      Whole-Body Ring Detector Gantry:
                                      824 mm detector ring diameter.
                                      56.2 cm gantry aperture.
                                      16.2 cm (6.4 in) axial field of
                                      view.
                                      Nine laser lines for precise,
                                      reproducible patient positioning.
                                      Dual operator controls on gantry
                                      for positioning from either side
                                      of patient.
                                      Count rate monitor at gantry
                                      control panels.
                                      Three integrated retractable
                                      transmission rod source holders
                                      which extend/retract from a lead
                                      housing under computer control
                                      for enhanced patient throughput
                                      and reduced operator radiation exposure.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      Patient Handling System:
                                      Low attenuation foam core carbon
                                      fiber pallet
                                      57 to 93 cm (22 to 36 inch)
                                      vertical motion range
                                      195 cm (77 inch) horizontal scan
                                      range
                                      Low attenuation head holder
                                      Maximum patient weight at 159 kg
                                      (350 lbs.)

                                      Data Acquisition/Processing and
                                      Storage Electronics:
                                      Image plane coincidence processor
                                      Real-time sorter (RTS) with 256
                                      MB memory
                                      VME Bus acquisition controller
                                      SCSI adapter to the VME bus
                                      18 GB acquisition disk
                                      Ethernet interface to operator's
                                      console

                                      Operator's Console, including the
                                      following:
                                      UltraSPARC 60 with dual 450 MHz
                                      CPUs
                                      1.0 GB RAM
                                      36 GB internal disk storage
                                      4.1 GB erasable optical storage
                                      system for archiving data
                                      (mounted in desktop data storage
                                      unit)
                                      12 GB DAT (Digital Audio Tape)
                                      archive system (mounted in
                                      desktop data storage unit)
                                      CDROM drive
                                      Floppy drive
                                      600 dpi laser printer
                                      Ethernet connection to data
                                      acquisition electronics
                                      UNIX operating system and
                                      utilities
                                      TCP/IP and network file system
                                      communication software
                                      21 inch color monitor

                                      ECAT Software Version 7.2
                                      features, including iterative
                                      reconstruction, segmented
                                      attenuation correction, and the
                                      whole body protocol.

                                      ECAT Standard Software:
                                      Image Acquisition:
                                      Transmission scan allows accurate
                                      measurement of tissue attenuation
                                      correction coefficients
                                      Static emission scan
                                      Dynamic emission scan
                                      Acquisition protocols
                                      Image reconstruction and
                                      processing
                                      Wide variety of reconstruction
                                      filters
                                      Image size and displacement
                                      parameters
                                      Calculated or measured
                                      attenuation correction

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      Display Software:
                                      Window-oriented to allow
                                      simultaneous acquisition,
                                      reconstruction, data processing
                                      and image display.
                                      Image zoom and magnification
                                      Multi-image static display
                                      Any oblique data re-orientation
                                      Cine mode display
                                      Multiple plane dynamic displays
                                      Image profiles
                                      Image filtering, summing, and
                                      arithmetic
                                      Regions of interest and image
                                      statistics
                                      Screen save/restore operations
                                      Image labeling with variable
                                      fonts and graphics
                                      Interactive color translation
                                      table operations
                                      Three-dimensional volume
                                      interactive data review
                                      (transverse, sagittal and coronal
                                      displays)

                                      Utilities Software:
                                      Patient database
                                      Patient data archive
                                      System normalization and
                                      calibration
                                      Performance tests
                                      System diagnostics

                                      System Documentation (1 set)
                                      ECAT scanner software manual
                                      ECAT scanner hardware manual
---------------------------------------------------------------------------------------
                                                                           *
800004                                GANTRY MOUNTING PLATE / EXACT
                                      SERIES

                                      Mounting plate required for
                                      siting ECAT scanner.

---------------------------------------------------------------------------------------
                                                                           *
800009                                GANTRY COOL WATER/WATER CHILLER

                                      Quiet, closed system water/water
                                      thermal transfer colling system.
                                      Requires onsite chilled water
                                      (10-15 C, 50-59 F).  The water
                                      water system may be sited in the
                                      scanner room, given sufficient
                                      space.

---------------------------------------------------------------------------------------
                                                                           *
800006                                ISOLATION TRANSFORMER (US+JAPAN)

                                      Transformer for isolating ECAT
                                      power from line power.

---------------------------------------------------------------------------------------
                                                                           *
800005                                ISOLATION TRANSFORMER (EUROPE)

                                      Transformer for isolating ECAT
                                      power from line power.

---------------------------------------------------------------------------------------
                                                                           *
800007                                GANTRY AIR/WATER CHILLER(50Hz)

                                      Closed system air/water chiller.
                                      Requires onsite chilled water.
                                      Requires siting in
                                      well-ventilated utility room.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800008                                GANTRY AIR/WATER CHILLER (60Hz)

                                      Closed system air/water chiller.
                                      Requires siting in
                                      well-ventilated utility room.

---------------------------------------------------------------------------------------
                                                                           *
800014                                ERASABLE OPTICAL DISK

                                      Additional 2.6 GB erasable
                                      optical disk drive for storing
                                      data and images at a UltraSPARC
                                      Remote Workstation.   UltraSPARC
                                      Remote Workstation option
                                      required for purchase of this
                                      option.

---------------------------------------------------------------------------------------
                                                                           *
800016                                CARDIAC GATING

                                      Gating trigger input, ECG monitor
                                      and ECAT electronics for
                                      performing cardiac gating.

---------------------------------------------------------------------------------------
                                                                           *
800018                                EDUCATIONAL SOFTWARE LPP

                                      Multimedia educational package
                                      LPP (Let's Play PET) for use on
                                      separate Macintosh, ICON, or PC.
                                      (Macintosh, ICON, or PC not
                                      provided with system.)

---------------------------------------------------------------------------------------
                                                                           *
800015                                256MB RTS MEMORY EXPANSION

                                      Additional real-time sorter
                                      memory expansion. Up to 1
                                      additional memory module may be
                                      ordered for up to 512 MB total
                                      RTS memory.

---------------------------------------------------------------------------------------
                                                                           *
800012                                ULTRA SPARC REMOTE WORKSTATION

                                      UltraSPARC remote workstation for
                                      7.2 systems. Includes the
                                      following or better:
                                      UltraSPARC 60 1300
                                      500 MB
                                      36 GB disk
                                      20" monitor
                                      CD drive
                                      floppy drive
                                      ECAT software version 7.2
                                      Solaris 2.6 operating system
                                      IDL 5.0 runtime license

---------------------------------------------------------------------------------------
                                                                           *
800020                                SUBLIMAL DYE & FILM IMAGER

                                      ECAT Codonics medical diagnostic
                                      imager (NP-1660M-CTI-01)
                                      configuration including dye
                                      diffusion/direct thermal dual
                                      mode

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      color and greyscale output.
                                      Configuration comes equipped with
                                      dye diffusion ribbon, 8.5" x 11"
                                      paper (100 sheets) and tray and
                                      8" x 10" clear base film (100
                                      sheets) and tray. Also includes
                                      postscript and DICOM support.
                                      Hardware provided for network
                                      connection to ECAT network.

---------------------------------------------------------------------------------------
                                                                           *
800019                                REMOTE DIAGNOSTICS MODEM - ISDN

                                      ISDN modem for ECAT remote
                                      diagnostics, for use by the ECAT
                                      service engineer and ECAT
                                      Technical Support.

---------------------------------------------------------------------------------------
                                                                           *
800021                                UNINTERRUPTIBLE POWER SUPPLY

                                      Uninterruptible Power Supply
                                      (UPS) option providing 10 minutes
                                      of back up power enabling proper
                                      shut down of system in the event
                                      of power loss. Specifications:
                                      6.0 KVA, 120/240 Volts, 50/60
                                      Hertz.

                                      US only.

---------------------------------------------------------------------------------------
                                                                           *
800022                                ECAT MOBILE OPTION

                                      Required for all ECAT scanners
                                      planned for mobile installation.
                                      ECAT scanners installed in mobile
                                      environments require power to the
                                      scanner at all times, including
                                      when scanner is not in use, and
                                      that environmental requirements
                                      specified in the ECAT Site
                                      Planning Guide be met at all
                                      times. The ECAT Mobile Option
                                      includes items necessary for
                                      installation of the ECAT into a
                                      mobile coach or trailer.
                                      Includes: 6.0 kVA UPS,
                                      documentation and manuals
                                      specific to mobile environments,
                                      bed stanchions for transport, and
                                      modified phantom shields.
                                      Coach/trailer not included.

---------------------------------------------------------------------------------------
                                                                           *
800037                                REMOTE START FOOTSWITCH

                                      Footswitch for starting scan
                                      acquisitions remotely from the
                                      console workstation without the
                                      necessity of pressing the remote
                                      start button on the gantry
                                      control panel. Most commonly used
                                      for performing studies where dose
                                      injection is administered from
                                      the rear of the gantry and when
                                      employing very short-lived
                                      isotopes. The footswitch is
                                      connected to the scanner gantry
                                      through the gantry entrance
                                      panel, located on bottom port
                                      side.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      Footswitch is supplied
                                      with 10 ft cable. A sound is
                                      reported when the footswitch is
                                      depressed. Maximum of two
                                      footswitches may be ordered per
                                      scanner. Requires version 7.2
                                      software.

---------------------------------------------------------------------------------------
                                                                           *
800013                                ULTRASPARC DISPLAY WORKSTATION

                                      An UltraSPARC 10 workstation
                                      configured primarily for display.
                                      Includes the following or better:
                                      - Ultra10 440MHz UltraSPARC II
                                      processor
                                      - 256 MB RAM memory
                                      - 20 GB hard drive
                                      - 32X CD-ROM
                                      - Floppy drive, keyboard, and
                                      mouse
                                      - 21 inch color monitor
                                      - ECAT Software version 7.2
                                      - IDL 5.0 runtime license

---------------------------------------------------------------------------------------
                                                                           *
800039                                SURGE SUPRESSOR - US ONLY

                                      Single phase, 240 VAC, AC power
                                      panel surge protection system to
                                      protect from transient over
                                      voltages.

                                      US only.

---------------------------------------------------------------------------------------
                                                                           *
800025                                ACCEL MOBILE SOURCES KIT (1ST
                                      FILLING)

                                      Calibration and transmission
                                      sources for the mobile ECAT
                                      ACCEL.  These sources are to be
                                      purchased with a new mobile ECAT
                                      ACCEL Scanner.  Sources consist
                                      of the following:

                                      1 set of Rods
                                      1 CS-20-1 Uniform Phantom
                                      1 CS-20-3 Uniform Phantom
                                      1 LS-LA Set-up Source

---------------------------------------------------------------------------------------
                                                                           *
800024                                ACCEL SOURCES KIT (1ST FILLING)

                                      Calibration and transmission
                                      sources for the ECAT ACCEL.
                                      These sources are to be purchased
                                      with a new ECAT ACCEL scanner
                                      order.  Sources consist of the
                                      following:
                                      1 Set of Rods (LS-Accel)
                                      1 CS-20-3 High Activity Uniform
                                      Phantom
                                      1 CS-20-1 Low Activity Uniform
                                      Phantom
                                      1 LS-LA Set-up rod
                                      2 Phantom Shields

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800053                                ACCEL SOURCES KIT (REPLACEMENT)

                                      Calibration and transmission
                                      sources for the ECAT ACCEL. These
                                      sources are to be purchased on an
                                      annual basis. Sources consist of
                                      the following:
                                      1 Set of Rods (LS-Accel)
                                      1 CS-20-3 High Activity Uniform
                                      Phantom

---------------------------------------------------------------------------------------
                                                                           *
800045                                PERFORMANCE TESTING

                                      ECAT ART:  3D axial resolution,
                                      3D transaxial resolution, 3D
                                      sensitivity, 3D uniformity, and
                                      3D count rate performed according
                                      to NEMA.  Modifications, changes
                                      or additions to these tests
                                      subject to factory approval and
                                      quotation.  All radioisotopes
                                      (e.g. Flourine-18) to be provided
                                      by the site.

                                      ECAT EXACT, ACCEL and HR+:  2D
                                      and 3D axial resolution, 2D and
                                      3D transaxial resolution, 2D and
                                      3D sensitivity, 2D and 3D
                                      uniformity, and 3D count rate
                                      performed according to NEMA.
                                      Modifications, changes or
                                      additions to these tests subject
                                      to factory approval and
                                      quotation.  All radioisotopes
                                      (e.g. Flourine-18) to be provided
                                      by the site.

---------------------------------------------------------------------------------------
                                                                           *
800048                                PET APPLICATIONS TRAINING (PER
                                      DAY)

                                      Operator's training for ECAT
                                      Scanners performed by
                                      applications specialist.
                                      Scheduling for training available
                                      upon request.  Standard 7.2
                                      software training consists of 3
                                      working days.  New scanner
                                      installation training consists of
                                      five to ten working days.

---------------------------------------------------------------------------------------
                                                                           *
800041                                ACCEL DOCUMENTATION

                                      One set ACCEL service
                                      documentation and users' manuals.

---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER             ITEM                                                            US LIST PRICE
-----------             ----                                                            -------------

800003                  ECAT ART #220V 50/60Hz                                           *

                        REQUIRED EXTENSIONS

800026                  Gantry Mounting Plate/ART Series                                 *
800006                  Isolation Transformer (US+Japan)                                 *
800005                  Isolation Transformer (Europe)                                   *


                        OPTIONAL EXTENSIONS

800014                  Erasable Optical Disk                                            *
800016                  Cardiac Gating                                                   *
800018                  Educational Software LPP                                         *
800015                  256MB RTS Memory Expansion                                       *
800012                  Ultra SPARC Remote Workstation                                   *
800020                  Sublimal Dye & Film Imager                                       *
800027                  ART Sources Kit (1st Filling)                nondiscountable     *
800019                  Remote Diagnostics Modem - ISDN                                  *
800021                  Uninterruptible Power Supply                                     *
800044                  ART Documentation                                                *
800037                  Remote Start Footswitch                                          *
800013                  UltraSPARC Display Workstation                                   *
800039                  Surge Supressor - US Only                                        *
800051                  ART Sources Kit (replacement)                nondiscountable     *
800045                  Performance Testing                          nondiscountable     *
800048                  PET Applications Training (per day)          nondiscountable     *

DICOM currently under review and in the event that DICOM is required CPS Product Management should be contacted.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------

800003                                ECAT ART POSITRON EMISSION           *
                                      TOMOGRAPHY (PET) SYSTEM

                                      The ECAT ART is a whole body
                                      positron emission tomography
                                      system which provides volume
                                      measurements of metabolic and
                                      physiologic processes.

                                      The system consists of the
                                      scanner, a patient handling
                                      system, and operator's console.

                                      The multidetector ring system
                                      provides 3D acquisition and
                                      reconstruction in static and
                                      dynamic modes. Opposing detectors
                                      are rotated to produce 47 image
                                      planes and a 16.2 cm (6.4 inch)
                                      axial field of view.

                                      High spatial slice resolution in
                                      transaxial and axial dimensions
                                      Three-dimensional display of
                                      organs with a large axial view
                                      Excellent volume sensitivity
                                      Fast acquisition and
                                      reconstruction of 64 x 64,
                                      128 x 128, and 256 x 256 matrices
                                      High-resolution, flicker free,
                                      color display monitor
                                      Unique block detector technology
                                      provides excellent
                                      Temporal and energy resolution
                                      response
                                      Simultaneous data acquisition and
                                      image reconstruction for high
                                      patient throughput
                                      Retractable Cs-137 source holders
                                      for quick and accurate
                                      attenuation correction (Cs-137 is
                                      available from recommended
                                      vendors)
                                      Menu-driven, window-oriented
                                      operating software.

                                      The system consists of:

                                      Whole Body Ring Detector Gantry:
                                      66 detector blocks in continuous
                                      rotation (two banks of a 3x11
                                      detector block configuration)
                                      82 cm (32 inch) detector ring
                                      diameter
                                      60 cm (23 inch) patient port
                                      16.2 cm (6.4 inch) axial field of
                                      view
                                      Nine laser lines for precise,
                                      reproducible patient positioning
                                      Dual operator controls on gantry
                                      for positioning from either side
                                      of patient
                                      Count rate monitor at gantry
                                      control panels

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      Two integrated retractable
                                      transmission rod source holders
                                      which extend/retract from a lead
                                      housing under computer control
                                      for enhanced patient throughput
                                      and reduced radiation exposure.

                                      Patient Handling System:
                                      Low attenuation foam core carbon
                                      fiber pallet
                                      57 to 93 cm (22 to 36 inch)
                                      vertical motion range
                                      195 cm (77 inch) horizontal scan
                                      range
                                      Low attenuation head holder
                                      Maximum patient weight of 159 kg
                                      (350 lbs.).

                                      Operator's Console, including the
                                      following:
                                      UltraSPARC 60 Workstation with
                                      dual 450 MHz CPUs
                                      1.0 GB main memory
                                      36 GB internal disk storage
                                      4.1 GB erasable optical storage
                                      for archiving image data
                                      CD ROM drive (mounted in desktop
                                      data storage unit)
                                      600 dpi laser printer
                                      Ethernet connection to
                                      acquisition and storage
                                      electronics
                                      4mm DAT (digital audio tape)
                                      archive system
                                      UNIX operating system and
                                      utilities
                                      TCP/IP and network file system
                                      communication software.
                                      Floppy drive
                                      20 inch color monitor

                                      ECAT Software version 7.2
                                      features, including iterative
                                      reconstruction, segmented
                                      attenuation correction, and the
                                      whole body protocol.

                                      ECAT Standard Software:
                                      Image Acquisition:
                                      Transmission scan
                                      Static emission scan
                                      Dynamic emission scan
                                      Acquisition protocols
                                      Image reconstruction and
                                      processing
                                      Wide variety of reconstruction
                                      filters
                                      Image size and displacement
                                      parameters
                                      Calculated or measured
                                      attenuation correction.

                                      Display Software:
                                      Window-oriented to allow
                                      simultaneous acquisition,
                                      reconstruction, data processing
                                      and image display
                                      Image zoom and magnification
                                      Multi-image static display
                                      Any oblique data re-orientation
                                      Cine mode display

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      Multiple plane dynamic displays
                                      Region of interest and image
                                      profiles
                                      Image filtering, summing and
                                      arithmetic
                                      Regions of interest and image
                                      statistics
                                      Screen save/restore operations
                                      Image labeling with variable
                                      fonts and graphics
                                      Interactive color translation
                                      table operations
                                      Three-dimensional volume
                                      interactive data review
                                      (transverse, sagittal and coronal
                                      displays).


                                      Utilities Software:
                                      Patient database
                                      Patient data archive
                                      Motion control
                                      System calibration
                                      System normalization
                                      Performance tests
                                      System diagnostics.

                                      Educational Software:
                                      Multi-media educational package
                                      LPP (Let's Play PET) for use on
                                      separate Macintosh or ICON (not
                                      provided with system).

                                      Systems Documentation (1 set):
                                      ECAT scanner software manual
                                      ECAT scanner hardware manual.

                                      66 block detectors
                                      4224 Bismuth germanate (BGO)
                                      crystals
                                      16.2 cm (6.4 inch) axial field of
                                      view
                                      Simultaneous acquisition of up to
                                      47 contiguous slices
                                      3D acquisition and reconstruction
                                      Vertical and horizontal motion
                                      patient handling system
                                      Data acquisition and electronics
                                      ECAT software
                                      Operator's console.

---------------------------------------------------------------------------------------
                                                                           *
800026                                GANTRY MOUNTING PLATE/ART SERIES



---------------------------------------------------------------------------------------
                                                                           *
800006                                ISOLATION TRANSFORMER (US+JAPAN)

                                      Transformer for isolating ECAT
                                      power from line power.

---------------------------------------------------------------------------------------
                                                                           *
800005                                ISOLATION TRANSFORMER (EUROPE)

                                      Transformer for isolating ECAT
                                      power from line power.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800014                                ERASABLE OPTICAL DISK

                                      Additional 2.6 GB erasable
                                      optical disk drive for storing
                                      data and images at a UltraSPARC
                                      Remote Workstation.   UltraSPARC
                                      Remote Workstation option
                                      required for purchase of this
                                      option.

---------------------------------------------------------------------------------------
                                                                           *
800016                                CARDIAC GATING

                                      Gating trigger input, ECG monitor
                                      and ECAT electronics for
                                      performing cardiac gating.

---------------------------------------------------------------------------------------
                                                                           *
800018                                EDUCATIONAL SOFTWARE LPP

                                      Multimedia educational package
                                      LPP (Let's Play PET) for use on
                                      separate Macintosh, ICON, or PC.
                                      (Macintosh, ICON, or PC not
                                      provided with system.)

---------------------------------------------------------------------------------------
                                                                           *
800015                                256MB RTS MEMORY EXPANSION

                                      Additional real-time sorter
                                      memory expansion. Up to 1
                                      additional memory module may be
                                      ordered for up to 512 MB total
                                      RTS memory.

---------------------------------------------------------------------------------------
                                                                           *
800012                                ULTRA SPARC REMOTE WORKSTATION

                                      UltraSPARC remote workstation for
                                      7.2 systems. Includes the
                                      following or better:
                                      UltraSPARC 60 1300
                                      500 MB
                                      36 GB disk
                                      20" monitor
                                      CD drive
                                      floppy drive
                                      ECAT software version 7.2
                                      Solaris 2.6 operating system
                                      IDL 5.0 runtime license

---------------------------------------------------------------------------------------
                                                                           *
800020                                SUBLIMAL DYE & FILM IMAGER

                                      ECAT Codonics medical diagnostic
                                      imager (NP-1660M-CTI-01)
                                      configuration including dye
                                      diffusion/direct thermal dual
                                      mode color and greyscale output.
                                      Configuration comes equipped with
                                      dye diffusion ribbon, 8.5" x 11"
                                      paper (100 sheets) and tray and
                                      8" x 10" clear base film (100
                                      sheets) and tray. Also includes
                                      postscript and DICOM support.
                                      Hardware provided for network
                                      connection to ECAT network.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800027                                ART SOURCES KIT (1ST FILLING)

                                      Calibration and transmission
                                      sources for the ECAT ART. These
                                      sources are to be purchased with
                                      a new ECAT ART scanner order.
                                      Sources consist of the following:
                                      1 LS-ART Set-up Source
                                      1 CS-ART Uniform Phantom
                                      1 Phantom Shield
                                      1 set of Cs-137 Point Sources

---------------------------------------------------------------------------------------
                                                                           *
800019                                REMOTE DIAGNOSTICS MODEM - ISDN

                                      ISDN modem for ECAT remote
                                      diagnostics, for use by the ECAT
                                      service engineer and ECAT
                                      Technical Support.

---------------------------------------------------------------------------------------
                                                                           *
800021                                UNINTERRUPTIBLE POWER SUPPLY

                                      Uninterruptible Power Supply
                                      (UPS) option providing 10 minutes
                                      of back up power enabling proper
                                      shut down of system in the event
                                      of power loss. Specifications:
                                      6.0 KVA, 120/240 Volts, 50/60
                                      Hertz.

                                      US only.

---------------------------------------------------------------------------------------
                                                                           *
800044                                ART DOCUMENTATION

                                      One set ACCEL service
                                      documentation and users' manuals.

---------------------------------------------------------------------------------------
                                                                           *
800037                                REMOTE START FOOTSWITCH

                                      Footswitch for starting scan
                                      acquisitions remotely from the
                                      console workstation without the
                                      necessity of pressing the remote
                                      start button on the gantry
                                      control panel. Most commonly used
                                      for performing studies where dose
                                      injection is administered from
                                      the rear of the gantry and when
                                      employing very short-lived
                                      isotopes. The footswitch is
                                      connected to the scanner gantry
                                      through the gantry entrance
                                      panel, located on bottom port
                                      side. Footswitch is supplied
                                      with 10 ft cable. A sound is
                                      reported when the footswitch is
                                      depressed. Maximum of two
                                      footswitches may be ordered per
                                      scanner. Requires version 7.2
                                      software.

---------------------------------------------------------------------------------------
                                                                           *
800013                                ULTRASPARC DISPLAY WORKSTATION

                                      An UltraSPARC 10 workstation
                                      configured primarily for display.
                                      Includes the following or better:
                                      - Ultra10 440MHz UltraSPARC II
                                      processor
                                      - 256 MB RAM memory
                                      - 20 GB hard drive
                                      - 32X CD-ROM
                                      - Floppy drive, keyboard, and
                                      mouse
                                      - 21 inch color monitor
                                      - ECAT Software version 7.2
                                      - IDL 5.0 runtime license

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800039                                SURGE SUPRESSOR - US ONLY

                                      Single phase, 240 VAC, AC power
                                      panel surge protection system to
                                      protect from transient over
                                      voltages.

                                      US only.

---------------------------------------------------------------------------------------
                                                                           *
800051                                ART SOURCES KIT (REPLACEMENT)

                                      Calibration sources for the ECAT
                                      ART.  These sources are to be
                                      purchased on an annual basis.
                                      Sources consist of the following:
                                      1 LS-LA Set-up rod
                                      1 CS-20-1 Low Activity Uniform
                                      Phantom

---------------------------------------------------------------------------------------
                                                                           *
800045                                PERFORMANCE TESTING

                                      ECAT ART:  3D axial resolution,
                                      3D transaxial resolution, 3D
                                      sensitivity, 3D uniformity, and
                                      3D count rate performed according
                                      to NEMA.  Modifications, changes
                                      or additions to these tests
                                      subject to factory approval and
                                      quotation.  All radioisotopes
                                      (e.g. Flourine-18) to be provided
                                      by the site.

                                      ECAT EXACT, ACCEL and HR+:  2D
                                      and 3D axial resolution, 2D and
                                      3D transaxial resolution, 2D and
                                      3D sensitivity, 2D and 3D
                                      uniformity, and 3D count rate
                                      performed according to NEMA.
                                      Modifications, changes or
                                      additions to these tests subject
                                      to factory approval and
                                      quotation.  All radioisotopes
                                      (e.g. Flourine-18) to be provided
                                      by the site.

---------------------------------------------------------------------------------------
                                                                           *
800048                                PET APPLICATIONS TRAINING (PER
                                      DAY)

                                      Operator's training for ECAT
                                      Scanners performed by
                                      applications specialist.
                                      Scheduling for training available
                                      upon request.  Standard 7.2
                                      software training consists of 3
                                      working days.  New scanner
                                      installation training consists of
                                      five to ten working days.

---------------------------------------------------------------------------------------


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.


PART NUMBER             ITEM                                                            US LIST PRICE
-----------             ----                                                            -------------
800000                  ECAT EXACT #220V                                                 *

                        REQUIRED EXTENSIONS

800004                  Gantry Mounting Plate / EXACT Series                             *
800009                  Gantry Cool Water/Water Chiller                                  *
800006                  Isolation Transformer (US+Japan)                                 *
800005                  Isolation Transformer (Europe)                                   *
800007                  Gantry air/water chiller(50Hz)                                   *
800008                  Gantry air/water chiller (60Hz)                                  *


                        OPTIONAL EXTENSIONS

800014                  Erasable Optical Disk                                            *
800016                  Cardiac Gating                                                   *
800018                  Educational Software LPP                                         *
800015                  256MB RTS Memory Expansion                                       *
800012                  Ultra SPARC Remote Workstation                                   *
800020                  Sublimal Dye & Film Imager                                       *
800019                  Remote Diagnostics Modem - ISDN                                  *
800021                  Uninterruptible Power Supply                                     *
800022                  ECAT Mobile Option                                               *
800025                  EXACT Mobile Sources Kit (1st Filling)       nondiscountable     *
800037                  Remote Start Footswitch                                          *
800013                  UltraSPARC Display Workstation                                   *
800039                  Surge Supressor - US Only                                        *
800010                  EXACT Sources Kit (1st Filling)              nondiscountable     *
800052                  EXACT Sources Kit (replacement)              nondiscountable     *
800042                  EXACT Documentation                                              *
800045                  Performance Testing                          nondiscountable     *
800048                  PET Applications Training (per day)          nondiscountable     *

DICOM currently under review and in the event that DICOM is required CPS Product Management should be contacted.


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
800000                                ECAT EXACT POSITRON EMISSION         *
                                      TOMOGRAPHY (PET) SYSTEM

                                      The ECAT EXACT is a
                                      high-resolution positron emission
                                      tomography system for imaging
                                      biochemical processes and
                                      metabolism for whole body
                                      applications. The multi-detector
                                      ring system provides 2D & 3D
                                      acquisition and reconstruction in
                                      the static and dynamic modes.

                                      The ECAT EXACT consists of a 47
                                      image plane system with a 16.2 cm
                                      field of view.

                                      High spatial slice resolution in
                                      transaxial and axial dimensions
                                      Three-dimensional display of
                                      organs with a large axial view
                                      Excellent volume sensitivity
                                      Fast acquisition and
                                      reconstruction of 64 x 64, 128 x
                                      128, 256 x 256 matrices
                                      High-resolution, flicker free,
                                      color display monitor
                                      Unique block detector technology
                                      provides excellent temporal and
                                      energy resolution response
                                      Simultaneous data acquisition and
                                      image reconstruction for high
                                      patient throughput
                                      Retractable rotating rod source
                                      holders for quick and accurate
                                      attenuation correction (Ge-68 is
                                      available in safe, solid form
                                      from recommended vendors).
                                      Water-cooled gantry for quiet
                                      operation.
                                      Window-oriented operating
                                      software.

                                      The system consists of:

                                      Whole Body Ring Detector Gantry:
                                      824 mm detector ring diameter.
                                      56.2 cm gantry aperture
                                      16.2 cm (6.4 inch) axial field of
                                      view
                                      Nine laser lines for precise,
                                      reproducible patient positioning
                                      Dual operator controls on gantry
                                      for positioning from either side
                                      of patient
                                      Count rate monitor at gantry
                                      control panels
                                      Three integrated retractable
                                      transmission rod source holders
                                      which extend/retract from a lead
                                      housing under computer control
                                      for enhanced patient throughput
                                      and reduced radiation exposure.


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      Patient Handling System:
                                      Low attenuation foam core carbon
                                      fiber pallet
                                      57 to 93 cm (22 to 36 inch)
                                      vertical motion range
                                      195 cm (77 inch) horizontal scan
                                      range
                                      Low attenuation head holder
                                      Maximum patient weight of 159 kg
                                      (350 lbs.).

                                      Data Acquisition/Processing and
                                      Storage Electronics:
                                      Image plane coincidence processor
                                      Real-time sorter (RTS) with 256
                                      MB memory
                                      VME Bus acquisition controller
                                      SCSI adapter to the VME Bus
                                      18.0 GB GB acquisition disk
                                      Ethernet interface to operator's
                                      console

                                      Operator's Console, including the
                                      following:
                                      UltraSPARC 60 Workstation with
                                      dual 450 MHz CPUs
                                      1.0 GB main memory
                                      36 GB internal disk storage
                                      4.1 GB erasable optical storage
                                      for archiving image data
                                      CD ROM drive (mounted in desktop
                                      data storage unit)
                                      600 dpi laser printer
                                      Ethernet connection to
                                      acquisition and storage
                                      electronics
                                      4mm DAT (digital audio tape)
                                      archive system
                                      UNIX operating system and
                                      utilities
                                      TCP/IP and network file system
                                      communication software.
                                      Floppy drive
                                      20 inch color monitor

                                      ECAT Software version 7.2
                                      features, including iterative
                                      reconstruction, segmented
                                      attenuation correction, and the
                                      whole body protocol.

                                      ECAT Standard Software:
                                      Image Acquisition:
                                      Transmission scan
                                      Static emission scan
                                      Dynamic emission scan
                                      Acquisition protocols
                                      Image reconstruction and
                                      processing
                                      Wide variety of reconstruction
                                      filters
                                      Image size and displacement
                                      parameters
                                      Calculated or measured
                                      attenuation correction.

                                      Display Software:
                                      Window-oriented to allow
                                      simultaneous acquisition,
                                      reconstruction, data processing
                                      and image display

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      Image zoom and magnification
                                      Multi-image static display
                                      Any oblique data re-orientation
                                      Cine mode display
                                      Multiple plane dynamic displays
                                      Region of interest and image
                                      profiles
                                      Image filtering, summing and
                                      arithmetic
                                      Regions of interest and image
                                      statistics
                                      Screen save/restore operations
                                      Image labeling with variable
                                      fonts and graphics
                                      Interactive color translation
                                      table operations
                                      Three-dimensional volume
                                      interactive data review
                                      (transverse, sagittal and coronal
                                      displays).


                                      Utilities Software:
                                      Patient database
                                      Patient data archive
                                      Motion control
                                      System calibration
                                      System normalization
                                      Performance tests
                                      System diagnostics.

                                      Educational Software:
                                      Multi-media educational package
                                      LPP (Let's Play PET) for use on
                                      separate Macintosh or ICON (not
                                      provided with system).

                                      Systems Documentation (1 set):
                                      ECAT scanner software manual
                                      ECAT scanner hardware manual.

                                      Water-cooled, whole-body gantry
                                      9216 Bismuth germanate (BGO)
                                      crystals
                                      16.2 cm (6.4 inch) axial field of
                                      view
                                      Simultaneous acquisition of up to
                                      47 contiguous slices
                                      23 interplane retractable septa
                                      for high axial resolution, high
                                      sensitivity, and minimum scatter
                                      to permit 3-D acquisition.
                                      Full-body patient couch and head
                                      holder
                                      Data acquisition and electronics
                                      ECAT Software
                                      Operator's console and peripherals

---------------------------------------------------------------------------------------
                                                                           *
800004                                GANTRY MOUNTING PLATE / EXACT
                                      SERIES

                                      Mounting plate required for
                                      siting ECAT scanner.

---------------------------------------------------------------------------------------
                                                                           *
800009                                GANTRY COOL WATER/WATER CHILLER

                                      Quiet, closed system water/water
                                      thermal transfer colling system.
                                      Requires onsite chilled water
                                      (10-15 C, 50-59 F).  The water
                                      system may be sited in the
                                      scanner room, given sufficient
                                      space.


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800006                                ISOLATION TRANSFORMER (US+JAPAN)

                                      Transformer for isolating ECAT
                                      power from line power.

---------------------------------------------------------------------------------------
                                                                           *
800005                                ISOLATION TRANSFORMER (EUROPE)

                                      Transformer for isolating ECAT
                                      power from line power.

---------------------------------------------------------------------------------------
                                                                           *
800007                                GANTRY AIR/WATER CHILLER(50Hz)

                                      Closed system air/water chiller.
                                      Requires onsite chilled water.
                                      Requires siting in
                                      well-ventilated utility room.

---------------------------------------------------------------------------------------
                                                                           *
800008                                GANTRY AIR/WATER CHILLER (60Hz)

                                      Closed system air/water chiller.
                                      Requires siting in
                                      well-ventilated utility room.


---------------------------------------------------------------------------------------
                                                                           *
800014                                ERASABLE OPTICAL DISK

                                      Additional 2.6 GB erasable
                                      optical disk drive for storing
                                      data and images at a UltraSPARC
                                      Remote Workstation.   UltraSPARC
                                      Remote Workstation option
                                      required for purchase of this
                                      option.

---------------------------------------------------------------------------------------
                                                                           *
800016                                CARDIAC GATING

                                      Gating trigger input, ECG monitor
                                      and ECAT electronics for
                                      performing cardiac gating.

---------------------------------------------------------------------------------------
                                                                           *
800018                                EDUCATIONAL SOFTWARE LPP

                                      Multimedia educational package
                                      LPP (Let's Play PET) for use on
                                      separate Macintosh, ICON, or PC.
                                      (Macintosh, ICON, or PC not
                                      provided with system.)

---------------------------------------------------------------------------------------
                                                                           *
800015                                256MB RTS MEMORY EXPANSION

                                      Additional real-time sorter
                                      memory expansion. Up to 1
                                      additional memory module may be
                                      ordered for up to 512 MB total
                                      RTS memory.


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800012                                ULTRA SPARC REMOTE WORKSTATION

                                      UltraSPARC remote workstation for
                                      7.2 systems. Includes the
                                      following or better:
                                      UltraSPARC 60 1300
                                      500 MB
                                      36 GB disk
                                      20" monitor
                                      CD drive
                                      floppy drive
                                      ECAT software version 7.2
                                      Solaris 2.6 operating system
                                      IDL 5.0 runtime license

---------------------------------------------------------------------------------------
                                                                           *
800020                                SUBLIMAL DYE & FILM IMAGER

                                      ECAT Codonics medical diagnostic
                                      imager (NP-1660M-CTI-01)
                                      configuration including dye
                                      diffusion/direct thermal dual
                                      mode color and greyscale output.
                                      Configuration comes equipped with
                                      dye diffusion ribbon, 8.5" x 11"
                                      paper (100 sheets) and tray and
                                      8" x 10" clear base film (100
                                      sheets) and tray. Also includes
                                      postscript and DICOM support.
                                      Hardware provided for network
                                      connection to ECAT network.

---------------------------------------------------------------------------------------
                                                                           *
800019                                REMOTE DIAGNOSTICS MODEM - ISDN

                                      ISDN modem for ECAT remote
                                      diagnostics, for use by the ECAT
                                      service engineer and ECAT
                                      Technical Support.

---------------------------------------------------------------------------------------
                                                                           *
800021                                UNINTERRUPTIBLE POWER SUPPLY

                                      Uninterruptible Power Supply
                                      (UPS) option providing 10 minutes
                                      of back up power enabling proper
                                      shut down of system in the event
                                      of power loss. Specifications:
                                      6.0 KVA, 120/240 Volts, 50/60
                                      Hertz.

                                      US only.

---------------------------------------------------------------------------------------
                                                                           *
800022                                ECAT MOBILE OPTION

                                      Required for all ECAT scanners
                                      planned for mobile installation.
                                      ECAT scanners installed in mobile
                                      environments require power to the
                                      scanner at all times, including
                                      when scanner is not in use, and
                                      that environmental requirements
                                      specified in the ECAT Site
                                      Planning Guide be met at all
                                      times. The ECAT Mobile Option
                                      includes items necessary for
                                      installation of the ECAT into a
                                      mobile coach or trailer.
                                      Includes: 6.0 kVA UPS,
                                      documentation and manuals


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      specific to mobile environments,
                                      bed stanchions for transport, and
                                      modified phantom shields.
                                      Coach/trailer not included.

---------------------------------------------------------------------------------------
                                                                           *
800025                                EXACT MOBILE SOURCES KIT (1ST
                                      FILLING)

                                      Calibration and transmission
                                      sources for the mobile ECAT
                                      EXACT. These sources are to be
                                      purchased with new mobile EXACT
                                      orders. Includes the following:

                                      1 set of rods
                                      1 CS-20-1 Uniform Phantom
                                      1 CS-20-3 Uniform Phantom
                                      1 LS-LA Set-up Source

---------------------------------------------------------------------------------------
                                                                           *
800037                                REMOTE START FOOTSWITCH

                                      Footswitch for starting scan
                                      acquisitions remotely from the
                                      console workstation without the
                                      necessity of pressing the remote
                                      start button on the gantry
                                      control panel. Most commonly used
                                      for performing studies where dose
                                      injection is administered from
                                      the rear of the gantry and when
                                      employing very short-lived
                                      isotopes. The footswitch is
                                      connected to the scanner gantry
                                      through the gantry entrance
                                      panel, located on bottom port
                                      side. Footswitch is supplied
                                      with 10 ft cable. A sound is
                                      reported when the footswitch is
                                      depressed. Maximum of two
                                      footswitches may be ordered per
                                      scanner. Requires version 7.2
                                      software.

---------------------------------------------------------------------------------------
                                                                           *
800013                                ULTRASPARC DISPLAY WORKSTATION

                                      An UltraSPARC 10 workstation
                                      configured primarily for display.
                                      Includes the following or better:
                                      - Ultra10 440MHz UltraSPARC II
                                      processor
                                      - 256 MB RAM memory
                                      - 20 GB hard drive
                                      -32X CD-ROM
                                      - Floppy drive, keyboard, and
                                      mouse
                                      - 21 inch color monitor
                                      - ECAT Software version 7.2
                                      - IDL 5.0 runtime license

---------------------------------------------------------------------------------------
                                                                           *
800039                                SURGE SUPRESSOR - US ONLY

                                      Single phase, 240 VAC, AC power
                                      panel surge protection system to
                                      protect from transient over
                                      voltages.

                                      US only.


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800010                                EXACT SOURCES KIT (1ST FILLING)

                                      Calibration and transmission
                                      sources for the ECAT EXACT.
                                      These sources are to be purchased
                                      with a new ECAT EXACT scanner
                                      order.  Sources consist of the
                                      following:
                                      1 Set of Rods (LS-EXACT)
                                      1 CS-20-3 High Activity Uniform
                                      Phantom
                                      1 CS-20-1 Low Activity Uniform
                                      Phantom
                                      1 LS-LA Set-up rod
                                      2 CS-20-S Phantom Shields

---------------------------------------------------------------------------------------
                                                                           *
800052                                EXACT SOURCES KIT (REPLACEMENT)

                                      Calibration and transmission
                                      sources for the ECAT EXACT. These
                                      sources are to be purchased on an
                                      annual basis. Sources consist of
                                      the following:
                                      1 Set of Rods (LS-EXACT)
                                      1 CS-20-3 High Activity Uniform
                                      Phantom

---------------------------------------------------------------------------------------
                                                                           *
800042                                EXACT DOCUMENTATION

                                      One set EXACTservice
                                      documentation and users' manuals.

---------------------------------------------------------------------------------------
                                                                           *
800045                                PERFORMANCE TESTING

                                      ECAT ART:  3D axial resolution,
                                      3D transaxial resolution, 3D
                                      sensitivity, 3D uniformity, and
                                      3D count rate performed according
                                      to NEMA.  Modifications, changes
                                      or additions to these tests
                                      subject to factory approval and
                                      quotation.  All radioisotopes
                                      (e.g. Flourine-18) to be provided
                                      by the site.

                                      ECAT EXACT, ACCEL and HR+:  2D
                                      and 3D axial resolution, 2D and
                                      3D transaxial resolution, 2D and
                                      3D sensitivity, 2D and 3D
                                      uniformity, and 3D count rate
                                      performed according to NEMA.
                                      Modifications, changes or
                                      additions to these tests subject
                                      to factory approval and
                                      quotation.  All radioisotopes
                                      (e.g. Flourine-18) to be provided
                                      by the site.

---------------------------------------------------------------------------------------
                                                                           *
800048                                PET APPLICATIONS TRAINING (PER
                                      DAY)

                                      Operator's training for ECAT
                                      Scanners performed by
                                      applications specialist.
                                      Scheduling for training
                                      available upon request.
                                      Standard 7.2 software
                                      training consists of 3
                                      working days.  New scanner
                                      installation training consists of
                                      five to ten working days.


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER             ITEM                                                            US LIST PRICE
-----------             ----                                                            -------------
800001                  ECAT EXACT HR+ 220V                                              *

                        REQUIRED EXTENSIONS

800004                  Gantry Mounting Plate / EXACT Series                             *
800009                  Gantry Cool Water/Water Chiller                                  *
800006                  Isolation Transformer (US+Japan)                                 *
800005                  Isolation Transformer (Europe)                                   *
800007                  Gantry air/water chiller(50Hz)                                   *
800008                  Gantry air/water chiller (60Hz)                                  *


                        OPTIONAL EXTENSIONS

800014                  Erasable Optical Disk                                            *
800016                  Cardiac Gating                                                   *
800018                  Educational Software LPP                                         *
800015                  256MB RTS Memory Expansion                                       *
800012                  Ultra SPARC Remote Workstation                                   *
800020                  Sublimal Dye & Film Imager                                       *
800023                  HR+ Sources Kit (1st Filling)                nondiscountable     *
800019                  Remote Diagnostics Modem - ISDN                                  *
800021                  Uninterruptible Power Supply                                     *
800037                  Remote Start Footswitch                                          *
800013                  UltraSPARC Display Workstation                                   *
800039                  Surge Supressor - US Only                                        *
800045                  Performance Testing                          nondiscountable     *
800048                  PET Applications Training (per day)          nondiscountable     *
800049                  HR+ Sources Kit (replacement)                nondiscountable     *
800043                  EXACT HR+ Documentation                                          *

DICOM currently under review and in the event that DICOM is required CPS Product Management should be contacted.


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------

800001                                ECAT EXACT HR+ POSITRON EMISSION     *
                                      TOMOGRAPHY (PET) SYSTEM

                                      The ECAT EXACT HR+ is a
                                      whole-body positron emission
                                      tomography system providing 3D
                                      volume measurements of metabolic
                                      and physiologic processes.

                                      The multi-detector ring system
                                      provides 3D acquisition and
                                      reconstruction in the static and
                                      dynamic modes and consists of 63
                                      image planes with a 15.5 cm field
                                      of view.

                                      High spatial slice resolution in
                                      transaxial and axial dimensions
                                      Three-dimensional display of
                                      organs with a large axial view
                                      Excellent volume sensitivity
                                      Fast acquisition and
                                      reconstruction of 64 x 64, 128 x
                                      128, and 256 x 256 matrices
                                      High-resolution, flicker free,
                                      color display monitor
                                      Unique block detector technology
                                      provides excellent temporal and
                                      energy resolution response
                                      Simultaneous data acquisition and
                                      image reconstruction for high
                                      patient throughput
                                      Retractable rotating rod source
                                      holders for quick and accurate
                                      attenuation correction (Ge-68 is
                                      available in safe, solid form
                                      from recommended vendors).
                                      Menu driven, window-oriented
                                      operating software.

                                      The system consists of:
                                      Whole Body Ring Detector Gantry:
                                      824 mm detector ring diameter.
                                      56.2 cm gantry aperture
                                      15.5 cm axial field of view
                                      Nine laser lines for precise,
                                      reproducible patient positioning
                                      Dual operator controls on gantry
                                      for positioning from either side
                                      of patient
                                      Count rate monitor at gantry
                                      control panels
                                      Three integrated retractable
                                      transmission rod source holders
                                      which extend/retract from a lead
                                      housing under computer control
                                      for enhanced patient throughput
                                      and reduced radiation exposure.


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      Patient Couch:
                                      Low attenuation foam core carbon
                                      fiber pallet
                                      57 to 93 cm (22 to 36 inch)
                                      vertical motion range
                                      195 cm (77 inch) horizontal scan
                                      range
                                      Low attenuation head holder
                                      Maximum patient weight of 159 kg
                                      (350 lbs.).

                                      Data Acquisition/Processing and
                                      Storage Electronics:
                                      Image plane coincidence processor
                                      Real-time sorter (RTS) with 256
                                      MB memory
                                      VME Bus acquisition controller
                                      SCSI adapter to the VME Bus
                                      18.0 GB GB acquisition disk
                                      Ethernet interface to operator's
                                      console

                                      Operator's Console, including the
                                      following:
                                      UltraSPARC 60 Workstation with
                                      dual 450 MHz CPUs
                                      1.0 GB main memory
                                      36 GB internal disk storage
                                      4.1 GB erasable optical storage
                                      for archiving image data
                                      CD ROM drive (mounted in desktop
                                      data storage unit)
                                      600 dpi laser printer
                                      Ethernet connection to
                                      acquisition and storage
                                      electronics
                                      4mm DAT (digital audio tape)
                                      archive system
                                      UNIX operating system and
                                      utilities
                                      TCP/IP and network file system
                                      communication software.
                                      Floppy drive
                                      20 inch color monitor

                                      ECAT Software version 7.2
                                      features, including iterative
                                      reconstruction, segmented
                                      attenuation correction, and the
                                      whole body protocol.

                                      ECAT Standard Software:
                                      Image Acquisition:
                                      Transmission scan
                                      Static emission scan
                                      Dynamic emission scan
                                      Acquisition protocols
                                      Image reconstruction and
                                      processing
                                      Wide variety of reconstruction
                                      filters
                                      Image size and displacement
                                      parameters
                                      Calculated or measured
                                      attenuation correction.

                                      Display Software:
                                      Window-oriented to allow
                                      simultaneous acquisition,
                                      reconstruction, data processing
                                      and image display
                                      Image zoom and magnification

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      Multi-image static display
                                      Any oblique data re-orientation
                                      Cine mode display
                                      Multiple plane dynamic displays
                                      Region of interest and image
                                      profiles
                                      Image filtering, summing and
                                      arithmetic
                                      Regions of interest and image
                                      statistics
                                      Screen save/restore operations
                                      Image labeling with variable
                                      fonts and graphics
                                      Interactive color translation
                                      table operations
                                      Three-dimensional volume
                                      interactive data review
                                      (transverse, sagittal and coronal
                                      displays).

                                      Utilities Software:
                                      Patient database
                                      Patient data archive
                                      Motion control
                                      System calibration
                                      System normalization
                                      Performance tests
                                      System diagnostics.

                                      Educational Software:
                                      Multi-media educational package
                                      LPP (Let's Play PET) for use on
                                      separate Macintosh or ICON (not
                                      provided with system).

                                      Systems Documentation (1 set):
                                      ECAT scanner software manual
                                      ECAT scanner hardware manual.

                                      Water-cooled, whole-body gantry
                                      18,432 Bismuth germanate (BGO)
                                      crystals
                                      15.5 cm axial field of view
                                      Simultaneous acquisition of up to
                                      63 contiguous slices
                                      31 interplane retractable septa
                                      for high axial resolution, high
                                      sensitivity, and 3-D acquisition
                                      and reconstruction.
                                      Full-body patient couch and head
                                      holder
                                      Data acquisition and electronics
                                      ECAT Software
                                      Operator's workstations

---------------------------------------------------------------------------------------
                                                                           *
800004                                GANTRY MOUNTING PLATE / EXACT
                                      SERIES

                                      Mounting plate required for
                                      siting ECAT scanner.

---------------------------------------------------------------------------------------
                                                                           *
800009                                GANTRY COOL WATER/WATER CHILLER

                                      Quiet, closed system water/water
                                      thermal transfer colling system.
                                      Requires onsite chilled water
                                      (10-15 C, 50-59 F).  The water
                                      system may be sited in the
                                      scanner room, given sufficient
                                      space.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800006                                ISOLATION TRANSFORMER (US+JAPAN)

                                      Transformer for isolating ECAT
                                      power from line power.

---------------------------------------------------------------------------------------
                                                                           *
800005                                ISOLATION TRANSFORMER (EUROPE)

                                      Transformer for isolating ECAT
                                      power from line power.

---------------------------------------------------------------------------------------
                                                                           *
800007                                GANTRY AIR/WATER CHILLER(50HZ)

                                      Closed system air/water chiller.
                                      Requires onsite chilled water.
                                      Requires siting in
                                      well-ventilated utility room.

---------------------------------------------------------------------------------------
                                                                           *
800008                                GANTRY AIR/WATER CHILLER (60HZ)

                                      Closed system air/water chiller.
                                      Requires siting in
                                      well-ventilated utility room.


---------------------------------------------------------------------------------------
                                                                           *
800014                                ERASABLE OPTICAL DISK

                                      Additional 2.6 GB erasable
                                      optical disk drive for storing
                                      data and images at a UltraSPARC
                                      Remote Workstation.   UltraSPARC
                                      Remote Workstation option
                                      required for purchase of this
                                      option.

---------------------------------------------------------------------------------------
                                                                           *
800016                                CARDIAC GATING

                                      Gating trigger input, ECG monitor
                                      and ECAT electronics for
                                      performing cardiac gating.

---------------------------------------------------------------------------------------
                                                                           *
800018                                EDUCATIONAL SOFTWARE LPP

                                      Multimedia educational package
                                      LPP (Let's Play PET) for use on
                                      separate Macintosh, ICON, or PC.
                                      (Macintosh, ICON, or PC not
                                      provided with system.)

---------------------------------------------------------------------------------------
                                                                           *
800015                                256MB RTS MEMORY EXPANSION

                                      Additional real-time sorter
                                      memory expansion. Up to 1
                                      additional memory module may be
                                      ordered for up to 512 MB total
                                      RTS memory.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                          *
800012                                ULTRA SPARC REMOTE WORKSTATION

                                      UltraSPARC remote workstation for
                                      7.2 systems. Includes the
                                      following or better:
                                      UltraSPARC 60 1300
                                      500 MB
                                      36 GB disk
                                      20" monitor
                                      CD drive
                                      floppy drive
                                      ECAT software version 7.2
                                      Solaris 2.6 operating system
                                      IDL 5.0 runtime license

---------------------------------------------------------------------------------------
                                                                           *
800020                                SUBLIMAL DYE & FILM IMAGER

                                      ECAT Codonics medical diagnostic
                                      imager (NP-1660M-CTI-01)
                                      configuration including dye
                                      diffusion/direct thermal dual
                                      mode color and greyscale output.
                                      Configuration comes equipped with
                                      dye diffusion ribbon, 8.5" x 11"
                                      paper (100 sheets) and tray and
                                      8" x 10" clear base film (100
                                      sheets) and tray. Also includes
                                      postscript and DICOM support.
                                      Hardware provided for network
                                      connection to ECAT network.

---------------------------------------------------------------------------------------
                                                                           *
800023                                HR+ SOURCES KIT (1ST FILLING)

                                      Calibration and transmission
                                      sources for the ECAT EXACT HR+.
                                      These sources are to be purchased
                                      with a new ECAT EXACT HR+ scanner
                                      order. Sources consist of the
                                      following:
                                      1 Set of Rods
                                      1 CS-20 Uniform Phantom
                                      1 CS-ART Uniform Phantom
                                      1 LS-LA Set-up Source
                                      2 Phantom Shields

---------------------------------------------------------------------------------------
                                                                           *
800019                                REMOTE DIAGNOSTICS MODEM - ISDN

                                      ISDN modem for ECAT remote
                                      diagnostics, for use by the ECAT
                                      service engineer and ECAT
                                      Technical Support.

---------------------------------------------------------------------------------------
                                                                           *
800021                                UNINTERRUPTIBLE POWER SUPPLY

                                      Uninterruptible Power Supply
                                      (UPS) option providing 10 minutes
                                      of back up power enabling proper
                                      shut down of system in the event
                                      of power loss. Specifications:
                                      6.0 KVA, 120/240 Volts, 50/60
                                      Hertz.

                                      US only.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800037                                REMOTE START FOOTSWITCH

                                      Footswitch for starting scan
                                      acquisitions remotely from the
                                      console workstation without the
                                      necessity of pressing the remote
                                      start button on the gantry
                                      control panel. Most commonly used
                                      for performing studies where dose
                                      injection is administered from
                                      the rear of the gantry and when
                                      employing very short-lived
                                      isotopes. The footswitch is
                                      connected to the scanner gantry
                                      through the gantry entrance
                                      panel, located on bottom port
                                      side. Footswitch is supplied
                                      with 10 ft cable. A sound is
                                      reported when the footswitch is
                                      depressed. Maximum of two
                                      footswitches may be ordered per
                                      scanner. Requires version 7.2
                                      software.

---------------------------------------------------------------------------------------
                                                                           *
800013                                ULTRASPARC DISPLAY WORKSTATION

                                      An UltraSPARC 10 workstation
                                      configured primarily for display.
                                      Includes the following or better:
                                      - Ultra10 440MHz UltraSPARC II
                                      processor
                                      - 256 MB RAM memory
                                      - 20 GB hard drive
                                      -32X CD-ROM
                                      - Floppy drive, keyboard, and
                                      mouse
                                      - 21 inch color monitor
                                      - ECAT Software version 7.2
                                      - IDL 5.0 runtime license

---------------------------------------------------------------------------------------
                                                                           *
800039                                SURGE SUPRESSOR - US ONLY

                                      Single phase, 240 VAC, AC power
                                      panel surge protection system to
                                      protect from transient over
                                      voltages.

                                      US only.

---------------------------------------------------------------------------------------
                                                                           *
800045                                PERFORMANCE TESTING

                                      ECAT ART:  3D axial resolution,
                                      3D transaxial resolution, 3D
                                      sensitivity, 3D uniformity, and
                                      3D count rate performed according
                                      to NEMA.  Modifications, changes
                                      or additions to these tests
                                      subject to factory approval and
                                      quotation.  All radioisotopes
                                      (e.g. Flourine-18) to be provided
                                      by the site.

                                      ECAT EXACT, ACCEL and HR+:  2D
                                      and 3D axial resolution, 2D and
                                      3D transaxial resolution, 2D and
                                      3D sensitivity, 2D and 3D
                                      uniformity, and 3D count rate
                                      performed according to NEMA.
                                      Modifications, changes or
                                      additions to these tests subject
                                      to factory approval and
                                      quotation.  All radioisotopes
                                      (e.g. Flourine-18) to be provided
                                      by the site.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800048                                PET APPLICATIONS TRAINING (PER
                                      DAY)

                                      Operator's training for ECAT
                                      Scanners performed by
                                      applications specialist.
                                      Scheduling for training available
                                      upon request.  Standard 7.2
                                      software training consists of 3
                                      working days.  New scanner
                                      installation training consists of
                                      five to ten working days.

---------------------------------------------------------------------------------------
                                                                           *
800049                                HR+ SOURCES KIT (REPLACEMENT)

                                      Calibration and transmission
                                      sources for the ECAT EXACT HR+.
                                      These sources are to be purchased
                                      on an annual basis. Sources
                                      consist of the following:
                                      1 Set of Rods (LS-HR+)
                                      1 CS-20-3 High Activity Uniform
                                      Phantom

---------------------------------------------------------------------------------------
                                                                           *
800043                                EXACT HR+ DOCUMENTATION

                                      One set EXACT HR+ service
                                      documentation and users' manuals.

---------------------------------------------------------------------------------------





PART NUMBER             ITEM                                                            US LIST PRICE
-----------             ----                                                            -------------
800033                  PET/CT                                                           *

                        REQUIRED EXTENSIONS

800009                  Gantry Cool Water/Water Chiller                                  *
800006                  Isolation Transformer (US+Japan)                                 *
800005                  Isolation Transformer (Europe)                                   *
800007                  Gantry air/water chiller(50Hz)                                   *
800008                  Gantry air/water chiller (60Hz)                                  *


                        OPTIONAL EXTENSIONS

800018                  Educational Software LPP                                         *
800020                  Sublimal Dye & Film Imager                                       *
800038                  RTP Flat Pallet                                                  *
800047                  PET/CT Sources Kit (1st Filling)                                 *
800054                  PET/CT Sources Kit (replacement)             nondiscountable     *
800045                  Performance Testing                          nondiscountable     *
800048                  PET Applications Training (per day)          nondiscountable     *

DICOM currently under review and in the event that DICOM is required CPS Product Management should be contacted.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
800033                                PET/CT                              *

                                      The PET/CT Tomograph is a
                                      whole-body tomograph designed for
                                      the purposes of oncological
                                      imaging and diagnosis:

                                      - high-resolution,
                                      high-countrate, positron emission
                                      tomography (PET) imaging of
                                      metabolic and physiologic
                                      processes.
                                      - high performance spiral
                                      computed tomography (CT)
                                      applications.
                                      - highest quality metabolic and
                                      anatomic image registration and
                                      fusion for optimal lesion
                                      detection and identification
                                      within the body habitus.
                                       - highest quality attenuation
                                      correction for quantitative PET
                                      imaging.
                                      - highest quality scatter
                                      correction for PET imaging.

                                      The PET imaging capability of the
                                      PET/CT Tomograph consists of the
                                      ECAT EXACT HR+ multi-detector
                                      ring system with 3D acquisition
                                      and reconstruction and 63 image
                                      planes with a 15.5 cm axial field
                                      of view.

                                      - High spatial slice resolution
                                      in transaxial and axial
                                      dimensions.
                                      - Finest slice spacing (2.4 mm)
                                      - Three-dimensional display of
                                      organs with a large axial view.
                                      - Excellent volume sensitivity.
                                      - Fast acquisition and
                                      reconstruction of 128 x 128, 256
                                      x 256, and 512 x 512 matrices.
                                      - Unique block detector
                                      technology provides excellent
                                      temporal and energy resolution
                                      response.
                                      - Simultaneous data acquisition
                                      and image reconstruction for high
                                      patient throughput.
                                      - Dynamic, static, and whole body
                                      acquisition capability.
                                      - 824 mm detector ring diameter.
                                      - 70 cm gantry aperture.
                                      - 15.5 cm axial field of view.
                                      - Dual operator controls on
                                      gantry for positioning from
                                      either side of patient.

                                      The CT imaging capability of the
                                      PET/CT Tomograph consists of the
                                      SOMATOM Emotion featuring a full
                                      range of SPIRAL CT clinical
                                      applications with highest
                                      performance.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      - UFCTM (Ultrafast Ceramic)
                                      detector system for excellent
                                      image quality with minimal dose
                                      requirement
                                      - Siemens DURA 302
                                      high-performance CT x-ray tube
                                      assembly with Flying Focal Spot
                                      allows a doubling of projections
                                      for high resolution, artifact
                                      free imaging throughout the
                                      entire 50 cm scan field for all
                                      scan modes
                                      - High voltage range: 80, 110 and
                                      130kV
                                      - Tube current range: 30 to 240 mA
                                      - Flying focal spot sizes: 0.8 x
                                      0.4mm, 0.8 x 0.7mm (IEC3 36/93)
                                      - DURAMATIC(R) High Power X-ray
                                      generator operating at 40kW
                                      - Gantry rotation speed: 0.8s,
                                      1s, 1.5s
                                      - 70 cm gantry opening for very
                                      large patients and additional
                                      access to the patient for
                                      preparation and interventional
                                      examinations
                                      - 50 cm scan field of view in all
                                      scan modes including high
                                      resolution
                                      - High resolution lung studies
                                      with large field of view
                                      - Reproducible head studies:
                                      reduced image artifacts due to
                                      patient positioning

                                      Scanning Modes
                                      The SOMATOM Emotion's Scanning
                                      and Evaluation Software provides
                                      a full range of scanning and
                                      image evaluation choices to
                                      provide the best diagnostic
                                      information based on the CT
                                      images.

                                      TOPOGRAM
                                      TOPOGRAM for definition of the
                                      scan area of interest
                                      - Scanning views: a.p., p.a. and
                                      lateral;
                                      - 30 degree steps optional
                                      - Scan field length: 128mm,
                                      256mm, 512mm or 1024mm

                                      TOMOGRAM
                                      Slice Thickness: 1,2,3,5,8 and
                                      10mm

                                      SPIRAL CT
                                      Volume scanning with continuous
                                      table feed for both body and
                                      neuro examinations.  Examination
                                      can be divided into multiple
                                      coverage ranges (Multi Spiral
                                      mode) to optimize throughput,
                                      resolution and contrast
                                      utilization.

                                      DYNAMIC
                                      Serial scanning in a single slice
                                      position with variable scan cycle
                                      times to examine time-related
                                      contrast medium dynamics.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      SERIO
                                      Fast dynamic single scans in a
                                      single slice location. Variable
                                      delay between scans for
                                      time-dependent examinations.

                                      Patient Handling System
                                      - Reinforced cantilever design
                                      for maximum patient support and
                                      absolute positioning between PET
                                      and CT scan.
                                      - Integrated patient table design
                                      for easy patient positioning.
                                      - Low attenuation carbon fiber
                                      pallet.
                                      - 48 to 88 cm (19 to 34 inch)
                                      vertical motion range.
                                      - 150 cm (59 inch) horizontal
                                      scan range.
                                      - Low attenuation head holder.
                                      - Maximum patient weight of 204
                                      kg (450 lbs.).

                                      Image Control System (ICS)
                                      User Console provides streamlined
                                      work flow for easy and fast
                                      patient scanning and evaluation.
                                      It's windows user interface is
                                      designed for optimal system
                                      operation, scan monitoring, image
                                      evaluation, filming and archiving
                                      - High resolution 53cm (21 inch)
                                      color monitor
                                      - Console desk with keyboard,
                                      scan control box and mouse
                                      - Intercom system and user
                                      programmable Automatic Patient
                                      Instruction system (API)
                                      - Syngo based Windows NT platform

                                      Image Reconstruction System (IRS)
                                      High performance system for fast
                                      image reconstruction and
                                      evaluation as well as management
                                      of CT images
                                      - 3 sec per image reconstruction
                                      time (512x512)

                                      ACS III PET Acquisition System
                                      Supports static, dynamic, whole
                                      body, and gated (optional)
                                      acquisition modes

                                      Display Workstation
                                      - High performance display system
                                      provides advanced multi-modality
                                      image display and data fusion
                                      capabilities.  Supports image
                                      coregistration.
                                      - High resolution 53 cm (21 inch)
                                      color monitor
                                      - Keyboard and mouse
                                      - Syngo based Windows NT platform

                                      Image Evaluation
                                      Complete software-guided image
                                      evaluation program for all
                                      diagnostic requirements.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      Networking and Documentation
                                      Connection to a local Ethernet
                                      network for communication with
                                      network printers, diagnostic and
                                      therapy workstations, RIS systems
                                      and teleradiology routers.
                                      - Freely configurable network
                                      stations; unlimited selection of
                                      stations
                                      - Support of DICOM 3.0 standard
                                      (Digital Imaging and
                                      Communications in Medicine) for
                                      the transfer of information
                                      between DICOM-compatible units
                                      from different manufacturers. The
                                      scope of function is described in
                                      detail in the DICOM Conformance
                                      Statement and comprises the
                                      following standard functions:
                                      - Send/Receive
                                      - Query/Retrieve
                                      - BasicPrint
                                      - Get Worklist (HIS/RIS)
                                      - Image data exchange with MR and
                                      therapy units as well as
                                      workstations and teleradiology
                                      routers which support the DICOM
                                      3.0 standard

                                      System Documentation (1 set)
                                       Software manual
                                       Hardware manual


---------------------------------------------------------------------------------------
                                                                           *
800009                                GANTRY COOL WATER/WATER CHILLER

                                      Quiet, closed system water/water
                                      thermal transfer colling system.
                                      Requires onsite chilled water
                                      (10-15 C, 50-59 F).  The water
                                      system may be sited in the
                                      scanner room, given sufficient
                                      space.

---------------------------------------------------------------------------------------
                                                                           *
800006                                ISOLATION TRANSFORMER (US+JAPAN)

                                      Transformer for isolating ECAT
                                      power from line power.

---------------------------------------------------------------------------------------
                                                                           *
800005                                ISOLATION TRANSFORMER (EUROPE)

                                      Transformer for isolating ECAT
                                      power from line power.

---------------------------------------------------------------------------------------
                                                                           *
800007                                GANTRY AIR/WATER CHILLER(50HZ)

                                      Closed system air/water chiller.
                                      Requires onsite chilled water.
                                      Requires siting in
                                      well-ventilated utility room.

---------------------------------------------------------------------------------------
                                                                           *
800008                                GANTRY AIR/WATER CHILLER (60HZ)

                                      Closed system air/water chiller.
                                      Requires siting in
                                      well-ventilated utility room.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800018                                EDUCATIONAL SOFTWARE LPP

                                      Multimedia educational package
                                      LPP (Let's Play PET) for use on
                                      separate Macintosh, ICON, or PC.
                                      (Macintosh, ICON, or PC not
                                      provided with system.)

---------------------------------------------------------------------------------------
                                                                           *
800020                                SUBLIMAL DYE & FILM IMAGER

                                      ECAT Codonics medical diagnostic
                                      imager (NP-1660M-CTI-01)
                                      configuration including dye
                                      diffusion/direct thermal dual
                                      mode color and greyscale output.
                                      Configuration comes equipped with
                                      dye diffusion ribbon, 8.5" x 11"
                                      paper (100 sheets) and tray and
                                      8" x 10" clear base film (100
                                      sheets) and tray. Also includes
                                      postscript and DICOM support.
                                      Hardware provided for network
                                      connection to ECAT network.

---------------------------------------------------------------------------------------
                                                                           *
800038                                RTP FLAT PALLET

                                      Flat pallet adapter allows
                                      imaging for radiation therapy
                                      planning.  (for use with PET/CT
                                      patient bed only)

---------------------------------------------------------------------------------------
                                                                           *
800047                                PET/CT SOURCES KIT (1ST FILLING)

                                      Calibration sources for the
                                      PET-CT.  These sources are to be
                                      purchased with a new PET-CT
                                      scanner order. Sources consist of
                                      the following:
                                      1 LS-LA Set-up rod
                                      1 CS-20-1 Low Activity Uniform
                                      Phantom
                                      1 CS-20-S Phantom Shield

---------------------------------------------------------------------------------------
                                                                           *
800054                                PET/CT SOURCES KIT (REPLACEMENT)

                                      Calibration sources for the
                                      PET-CT.  These sources are to be
                                      purchased with a new PET-CT
                                      scanner order. Sources consist of
                                      the following:
                                      1 LS-LA Set-up rod
                                      1 CS-20-1 Low Activity Uniform
                                      Phantom

---------------------------------------------------------------------------------------
                                                                           *
800045                                PERFORMANCE TESTING

                                      ECAT ART:  3D axial resolution,
                                      3D transaxial resolution, 3D
                                      sensitivity, 3D uniformity, and
                                      3D count rate performed according
                                      to NEMA.  Modifications, changes
                                      or additions to

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      these tests subject to factory
                                      approval and quotation.  All
                                      radioisotopes (e.g. Flourine-18)
                                      to be provided by the site.

                                      ECAT EXACT, ACCEL and HR+:  2D
                                      and 3D axial resolution, 2D and
                                      3D transaxial resolution, 2D and
                                      3D sensitivity, 2D and 3D
                                      uniformity, and 3D count rate
                                      performed according to NEMA.
                                      Modifications, changes or
                                      additions to these tests subject
                                      to factory approval and
                                      quotation.  All radioisotopes
                                      (e.g. Flourine-18) to be provided
                                      by the site.

---------------------------------------------------------------------------------------
                                                                           *
800048                                PET APPLICATIONS TRAINING (PER
                                      DAY)

                                      Operator's training for ECAT
                                      Scanners performed by
                                      applications specialist.
                                      Scheduling for training available
                                      upon request.  Standard 7.2
                                      software training consists of 3
                                      working days.  New scanner
                                      installation training consists of
                                      five to ten working days.


PART NUMBER             ITEM                                                            US LIST PRICE
-----------             ----                                                            -------------
800056                  ECAT EMERGE                                                      *

                        REQUIRED EXTENSIONS

800026                  Gantry Mounting Plate/ART Series                                 *
800006                  Isolation Transformer (US+Japan)                                 *
800005                  Isolation Transformer (Europe)                                   *


                        OPTIONAL EXTENSIONS

800014                  Erasable Optical Disk                                            *
800016                  Cardiac Gating                                                   *
800018                  Educational Software LPP                                         *
800015                  256MB RTS Memory Expansion                                       *
800012                  Ultra SPARC Remote Workstation                                   *
800020                  Sublimal Dye & Film Imager                                       *
800057                  EMERGE Sources Kit (1st Filling)             nondiscountable     *
800019                  Remote Diagnostics Modem - ISDN                                  *
800021                  Uninterruptible Power Supply                                     *
800059                  EMERGE Documentation                                             *
800037                  Remote Start Footswitch                                          *
800013                  UltraSPARC Display Workstation                                   *
800039                  Surge Supressor - US Only                                        *
800058                  EMERGE Sources Kit (replacement)             nondiscountable     *
800045                  Performance Testing                          nondiscountable     *
800048                  PET Applications Training (per day)          nondiscountable     *

DICOM currently under review and in the event that DICOM is required CPS Product Management should be contacted.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
800056                                ECAT EMERGE POSITRON EMISSION        *
                                      TOMOGRAPHY (PET) SYSTEM

                                      The ECAT EMERGE is a whole body
                                      positron emission tomography
                                      system which provides volume
                                      measurements of metabolic and
                                      physiologic processes.

                                      The system consists of the
                                      scanner, a patient handling
                                      system, and operator's console.

                                      The multidetector ring system
                                      provides 3D acquisition and
                                      reconstruction in static and
                                      dynamic modes.  Opposing
                                      detectors are rotated to produce
                                      47 image planes and a 16.2 cm
                                      (6.4 inch) axial field of view.

                                      High spatial slice resolution in
                                      transaxial and axial dimensions
                                      Three-dimensional display of
                                      organs with a large axial view
                                      Excellent volume sensitivity
                                      Fast acquisition and
                                      reconstruction of 64 x 64,
                                      128 x 128, and 256 x 256 matrices
                                      High-resolution, flicker free,
                                      color display monitor
                                      Unique block detector technology
                                      provides excellent
                                      Temporal and energy resolution
                                      response
                                      Simultaneous data acquisition and
                                      image reconstruction for high
                                      patient throughput
                                      Retractable Cs-137 source holders
                                      for quick and accurate
                                      attenuation correction (Cs-137 is
                                      available from recommended
                                      vendors)
                                      Menu-driven, window-oriented
                                      operating software.

                                      The system consists of:

                                      Whole Body Ring Detector Gantry:
                                      66 detector blocks in continuous
                                      rotation (two banks of a 3x11
                                      detector block configuration)
                                      82 cm (32 inch) detector ring
                                      diameter
                                      60 cm (23 inch) patient port
                                      16.2 cm (6.4 inch) axial field of
                                      view
                                      Nine laser lines for precise,
                                      reproducible patient positioning
                                      Dual operator controls on gantry
                                      for positioning from either side
                                      of patient
                                      Count rate monitor at gantry
                                      control panels

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      Two integrated retractable
                                      transmission rod source holders
                                      which extend/retract from a lead
                                      housing under computer control
                                      for enhanced patient throughput
                                      and reduced radiation exposure.

                                      Patient Handling System:
                                      Low attenuation foam core carbon
                                      fiber pallet
                                      57 to 93 cm (22 to 36 inch)
                                      vertical motion range
                                      195 cm (77 inch) horizontal scan
                                      range
                                      Low attenuation head holder
                                      Maximum patient weight of 159 kg
                                      (350 lbs.).

                                      Operator's Console, including the
                                      following:
                                      UltraSPARC 60 Workstation with
                                      dual 450 MHz CPUs
                                      1.0 GB main memory
                                      36 GB internal disk storage
                                      4.1 GB erasable optical storage
                                      for archiving image data
                                      CD ROM drive (mounted in desktop
                                      data storage unit)
                                      600 dpi laser printer
                                      Ethernet connection to
                                      acquisition and storage
                                      electronics
                                      4mm DAT (digital audio tape)
                                      archive system
                                      UNIX operating system and
                                      utilities
                                      TCP/IP and network file system
                                      communication software.
                                      Floppy drive
                                      21 inch color monitor

                                      ECAT Software version 7.2
                                      features, including iterative
                                      reconstruction, segmented
                                      attenuation correction, and the
                                      whole body protocol.

                                      ECAT Standard Software:
                                      Image Acquisition:
                                      Transmission scan
                                      Static emission scan
                                      Dynamic emission scan
                                      Acquisition protocols
                                      Image reconstruction and
                                      processing
                                      Wide variety of reconstruction
                                      filters
                                      Image size and displacement
                                      parameters
                                      Calculated or measured
                                      attenuation correction.

                                      Display Software:
                                      Window-oriented to allow
                                      simultaneous acquisition,
                                      reconstruction, data processing
                                      and image display
                                      Image zoom and magnification
                                      Multi-image static display
                                      Any oblique data re-orientation
                                      Cine mode display

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                      Multiple plane dynamic displays
                                      Region of interest and image
                                      profiles
                                      Image filtering, summing and
                                      arithmetic
                                      Regions of interest and image
                                      statistics
                                      Screen save/restore operations
                                      Image labeling with variable
                                      fonts and graphics
                                      Interactive color translation
                                      table operations
                                      Three-dimensional volume
                                      interactive data review
                                      (transverse, sagittal and coronal
                                      displays).

                                      Utilities Software:
                                      Patient database
                                      Patient data archive
                                      Motion control
                                      System calibration
                                      System normalization
                                      Performance tests
                                      System diagnostics.

                                      Educational Software:
                                      Multi-media educational package
                                      LPP (Let's Play PET) for use on
                                      separate Macintosh or ICON (not
                                      provided with system).

                                      Systems Documentation (1 set):
                                      ECAT scanner software manual
                                      ECAT scanner hardware manual.

                                      66 block detectors
                                      4224 Lutetium oxyorthosilicate
                                      (LSO) crystals
                                      16.2 cm (6.4 inch) axial field of
                                      view
                                      Simultaneous acquisition of up to
                                      47 contiguous slices
                                      3D acquisition and reconstruction
                                      Vertical and horizontal motion
                                      patient handling system
                                      Data acquisition and electronics
                                      ECAT software
                                      Operator's console.

---------------------------------------------------------------------------------------
                                                                           *
800026                                GANTRY MOUNTING PLATE/ART SERIES


---------------------------------------------------------------------------------------
                                                                           *
800006                                ISOLATION TRANSFORMER (US+JAPAN)

                                      Transformer for isolating ECAT
                                      power from line power.

---------------------------------------------------------------------------------------
                                                                           *
800005                                ISOLATION TRANSFORMER (EUROPE)

                                      Transformer for isolating ECAT
                                      power from line power.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800014                                ERASABLE OPTICAL DISK

                                      Additional 2.6 GB erasable
                                      optical disk drive for storing
                                      data and images at a UltraSPARC
                                      Remote Workstation.  UltraSPARC
                                      Remote Workstation option
                                      required for purchase of this
                                      option.

---------------------------------------------------------------------------------------
                                                                           *
800016                                CARDIAC GATING

                                      Gating trigger input, ECG monitor
                                      and ECAT electronics for
                                      performing cardiac gating.

---------------------------------------------------------------------------------------
                                                                           *
800018                                EDUCATIONAL SOFTWARE LPP

                                      Multimedia educational package
                                      LPP (Let's Play PET) for use on
                                      separate Macintosh, ICON, or PC.
                                      (Macintosh, ICON, or PC not
                                      provided with system.)

---------------------------------------------------------------------------------------
                                                                           *
800015                                256MB RTS MEMORY EXPANSION

                                      Additional real-time sorter
                                      memory expansion.  Up to 1
                                      additional memory module may be
                                      ordered for up to 512 MB total
                                      RTS memory.

---------------------------------------------------------------------------------------
                                                                           *
800012                                ULTRA SPARC REMOTE WORKSTATION

                                      UltraSPARC remote workstation for
                                      7.2 systems.  Includes the
                                      following or better:
                                      UltraSPARC 60 1300
                                      500 MB RAM memory
                                      36 GB disk
                                      20" monitor
                                      CD drive
                                      floppy drive
                                      ECAT software version 7.2
                                      Solaris 2.6 operating system
                                      IDL 5.0 runtime license

---------------------------------------------------------------------------------------
                                                                           *
800020                                SUBLIMAL DYE & FILM IMAGER

                                      ECAT Codonics medical diagnostic
                                      imager (NP-1660M-CTI-01)
                                      configuration including dye
                                      diffusion/direct thermal dual
                                      mode color and greyscale output.
                                      Configuration comes equipped with
                                      dye diffusion ribbon, 8.5" x 11"
                                      paper (100 sheets) and tray and
                                      8" x 10" clear base film (100
                                      sheets) and tray.  Also includes
                                      postscript and DICOM support.
                                      Hardware provided for network
                                      connection to ECAT network.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800057                                EMERGE SOURCES KIT (1ST FILLING)

                                      Calibration and transmission
                                      sources for the ECAT EMERGE.
                                      These sources are to be purchased
                                      with a new ECAT EMERGE scanner
                                      order.  Sources consist of the
                                      following:
                                      1 LS-ART Set-up Source
                                      1 CS-ART Uniform Phantom
                                      1 Phantom Shield
                                      1 set of Cs-137 Point Sources

---------------------------------------------------------------------------------------
                                                                           *
800019                                REMOTE DIAGNOSTICS MODEM - ISDN

                                      ISDN modem for ECAT remote
                                      diagnostics, for use by the ECAT
                                      service engineer and ECAT
                                      Technical Support.

---------------------------------------------------------------------------------------
                                                                           *
800021                                UNINTERRUPTIBLE POWER SUPPLY

                                      Uninterruptible Power Supply
                                      (UPS) option providing 10 minutes
                                      of back up power enabling proper
                                      shut down of system in the event
                                      of power loss.  Specifications:
                                      6.0 KVA, 120/240 Volts, 50/60
                                      Hertz.

                                      US only.

---------------------------------------------------------------------------------------
                                                                           *
800059                                EMERGE DOCUMENTATION

                                      One set EMERGE service
                                      documentation and users' manuals.

---------------------------------------------------------------------------------------
                                                                           *
800037                                REMOTE START FOOTSWITCH

                                      Footswitch for starting scan
                                      acquisitions remotely from the
                                      console workstation without the
                                      necessity of pressing the remote
                                      start button on the gantry
                                      control panel.  Most commonly
                                      used for performing studies where
                                      dose injection is administered
                                      from the rear of the gantry and
                                      when employing very short-lived
                                      isotopes.  The footswitch is
                                      connected to the scanner gantry
                                      through the gantry entrance
                                      panel, located on bottom port
                                      side.  Footswitch is supplied
                                      with 10 ft cable.  A sound is
                                      reported when the footswitch is
                                      depressed.  Maximum of two
                                      footswitches may be ordered per
                                      scanner.  Requires version 7.2
                                      software.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

PART NUMBER                           ITEM & DESCRIPTION                  US LIST PRICE
-----------                           ------------------                  -------------
                                                                           *
800013                                ULTRASPARC DISPLAY WORKSTATION

                                      An UltraSPARC 10 workstation
                                      configured primarily for
                                      display.  Includes the following
                                      or better:
                                      - Ultra10 440MHz UltraSPARC II
                                      processor
                                      - 256 MB RAM memory
                                      - 20 GB hard drive
                                      -32X CD-ROM
                                      - Floppy drive, keyboard, and
                                      mouse
                                      - 21 inch color monitor
                                      - ECAT Software version 7.2
                                      - IDL 5.0 runtime license

---------------------------------------------------------------------------------------
                                                                           *
800039                                SURGE SUPRESSOR - US ONLY

                                      Single phase, 240 VAC, AC power
                                      panel surge protection system to
                                      protect from transient over
                                      voltages.

                                      US only.

---------------------------------------------------------------------------------------
                                                                           *
800058                                EMERGE SOURCES KIT (REPLACEMENT)

                                      Calibration sources for the ECAT
                                      EMERGE.  These sources are to be
                                      purchased on an annual basis.
                                      Sources consist of the following:
                                      1 LS-LA Set-up rod
                                      1 CS-20-1 Low Activity Uniform
                                      Phantom

---------------------------------------------------------------------------------------
                                                                           *
800045                                PERFORMANCE TESTING

                                      ECAT ART and EMERGE:  3D axial
                                      resolution, 3D transaxial
                                      resolution, 3D sensitivity, 3D
                                      uniformity, and 3D count rate
                                      performed according to NEMA.
                                      Modifications, changes or
                                      additions to these tests subject
                                      to factory approval and
                                      quotation.  All radioisotopes
                                      (e.g. Flourine-18) to be provided
                                      by the site.

                                      ECAT EXACT, ACCEL and HR+:  2D
                                      and 3D axial resolution, 2D and
                                      3D transaxial resolution, 2D and
                                      3D sensitivity, 2D and 3D
                                      uniformity, and 3D count rate
                                      performed according to NEMA.
                                      Modifications, changes or
                                      additions to these tests subject
                                      to factory approval and
                                      quotation.  All radioisotopes
                                      (e.g. Flourine-18) to be provided
                                      by the site.

---------------------------------------------------------------------------------------
                                                                           *
800048                                PET APPLICATIONS TRAINING (PER
                                      DAY)

                                      Operator's training for ECAT
                                      Scanners performed by
                                      applications specialist.
                                      Scheduling for training available
                                      upon request.  Standard 7.2
                                      software training consists of 3
                                      working days.  New scanner
                                      installation training consists of
                                      five to ten working days.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B

                           Prohibited Subdistributors

G.E. Medical Systems, Inc.

Phillips Medical Systems, Inc.

Shimadzu Corporation or any of its subsidiaries

Toshiba Corporation Medical Systems Company (Toshiba shall not be prohibited from serving as a subdistributor in the country of Japan only)

Marconi Medical Systems, Inc.

                                   EXHIBIT C

                           Customer Sales Agreement


                          TERMS AND CONDITIONS OF SALE


1.       GENERAL

         1.1 Contract Terms. These terms and conditions institute an integral part of any offer made by Siemens Medical Systems, Inc. ("Siemens") to sell products (Products) to Purchaser and shall govern the sale of the Projects. Siemens objects to any additional of different terms. The Products may be new, used or refurbished and warranted like new. Purchaser acknowledges that this is a commercial and not a consumer transaction.

         1.2 Acceptance. An order shall be binding on Siemens only after a credit approval and an order confirmation have been issued by Siemens from one of its district offices. Acceptance is expressly made conditional on Purchaser's acceptance of these terms and conditions. Any variation in these terms and conditions including, but not limited to, the inclusion of Purchaser's own terms and conditions of purchase in any PO issued by Purchaser in response to and/or referencing Siemens' quotation) shall not be deemed to be a part of this Agreement and shall not be binding upon Siemens, and acceptance of delivery of the Products shall constitute Purchaser's acceptance of Siemens' terms and conditions.

2.       PRICES

         2.1 Quotations. Unless otherwise agreed to in writing or set forth in the quotation, all prices quoted by Siemens are based in U.S. dollars F.O.B. Destination, Freight Prepaid and Billed, and include standard and customary packaging. Unless otherwise stated, the quotation shall only be valid for forth-five (45) days from the date of the quotation.

         2.2 Delay in Acceptance of Delivery. Should the agreed delivery date be postponed by Purchaser, Siemens shall have the right to deliver to storage at Purchaser's risk and expense, and payments due upon delivery shall become due when Siemens is ready to deliver.

         2.3 Escalation. Unless otherwise agreed to in writing, except as to goods to be delivered within twelve (12) months of Siemens' acceptance of Purchaser's order, Siemens reserves the right to increase its prices to those in effect at the time of shipment.

3.       TAXES

         3.1 Any sales, use of manufacturer's tax which may be imposed upon the sale or use of Projects, or any property tax levied after readiness to ship, or any excise tax, license or similar price required under this transaction, shall be in addition to the quoted prices and shall be paid by Purchaser.

4.       TERMS OF PAYMENT

         4.1 Due Date. Siemens' payment terms are as follows: an initial deposition of 10% of the purchase price for each Product is due upon submission of the purchase order, an additional 80% of the purchase price is due upon delivery of each Product, and the ADDITIONAL (?) 10% of the purchase price is due upon completion of installation. Unless otherwise agreed, all payments other than the initial deposit are due net thirty (30) days from the date of invoice. Partial shipments shall be billed as made, the payments for such shipments will be made in accordance with the foregoing payment terms.

         4.2 Late Payment. A service charge of 1 1/2% per month, not to exceed the maximum rate allowed by law, shall be made on any portion of Purchaser's outstanding balance which is not paid within thirty (30) days after invoice date.

         4.3 Where Payment Upon Installation or Completion. Should any special terms of payment provide for either full or partial payment upon installation or completion of installation or thereafter, and the installation or completion is delayed for any reason for which Siemens is not responsible, the Products shall be deemed installed upon delivery and, if not other terms were agreed upon in writing signed by the parties, the balance of payments shall be due no later than three (3) months from delivery regardless of the actual installation date.

5.       EXPORT TERMS

         5.1 Unless other arrangements have been made, payment on export orders shall be made by irrevocable confirmed letter of credit, payable in U.S. dollars against Siemens' invoice and standard shipping documents. Such letter of credit shall be in an amount equal to the full purchase price of the Products and shall be established in a U.S. bank acceptable to Siemens. Purchaser shall procure all necessary permits and licenses for shipment and compliance with any governmental regulations concerning notice of final destination of Products.

6.       DELIVERY, RISK OF LOSS

         6.1 Delivery Date. Delivery and completion schedules are approximate only and are based on conditions at the time of acceptance of Purchaser's order by Siemens. Partial shipments may be made.

         6.2 Risk of Loss, Title. Unless otherwise agreed to in writing, delivery shall be complete upon transfer of possession to common carrier, F.O.B. Destination, Prepaid and Billed, whereupon all risk of loss, damage to or destruction of the Products shall pass to Purchaser. Title to the Products shall pass to Purchaser only upon Siemens' receipt of full payment therefore.

7.       SECURITY INTEREST/FILING

         7.1 Siemens shall have a purchase month security interest in the Products (and all proceeds thereof) until payment in full by Purchaser. Purchaser agrees that an original or photocopy of this Agreement (including any addenda, attachments of amendments hereto) may be filed by Siemens as a Uniform Commercial Code financing statement. In addition, Purchaser irrevocably appoints Siemens its agent and attorney-in-fact to execute in Purchaser's name and file all U.C.C. financing statements deemed necessary by Siemens to protect its interest in the Products.

8.       CHANGES, CANCELLATION, AND RETURN

         8.1 Orders accepted by Siemens are not subject to change except upon written agreement.

         8.2 Orders accepted by Siemens are noncancellable by Purchaser except upon Siemens' written consent and payment by Purchaser of Siemens' reasonable cancellation charges not to exceed 25% of the price of the affected Products. In no event can an order be cancelled by Purchaser or Products be returned to Siemens after shipment has been made.

         8.3 Siemens shall have the right to change the manufacture and/or design of its Products if, in the judgment of Siemens, such change does not alter the general function of to the Products.

9.       FORCE MAJEURE

         9.1 Siemens will make every effort to complete shipment, and installation where indicated, but shall not be liable for any loss or damage for delay in delivery or inability to install due to causes beyond its reasonable control, including, but not limited to, acts of government or compliance with any governmental rules or regulations. Should such a delay occur, Siemens may reasonably extend delivery or production schedules, or at its option, cancel the order in whole or part without liability other than to return any unearned deposit or prepayment.

10.      WARRANTY

         10.1 Siemens warrants that the Products manufactured by Siemens and sold hereunder shall be free from defects in material or workmanship under normal use and service for the period set forth in the attached or accompanying Siemens Warranty covering the Product. The warranty period shall commence on the date that the Products have been installed in accordance with 12.6 hereof, which date shall be confirmed in writing by Siemens. Siemens makes no warranty for any Products made by persons other than Siemens or its affiliates, and Purchaser's sole warranty therefore, if any, is the original manufacturer's warranty, which Siemens agrees to pass on to Purchaser, as applicable.

         10.2 No warranty extended by Siemens shall apply to any Products which have been modified, altered, or repaired by persons other than those authorized or approved by Siemens. Siemens' obligation under this warranty is limited to the repair ore replacement, at Siemens' option, of defective parts. Repair or replacement Products may be new, used or refurbished and warranted like new. Repairs or replacement deliveries shall not interrupt, extend or prolong the term of this warranty. Siemens' warranty does not apply to consumable materials, except as specifically stated in writing, nor to products or parts thereof supplied by Purchaser.

         10.3 This warranty is made on condition that immediate warranty notice of any defect be given to Siemens and the Siemens inspection reveals that the Purchaser's claim is valid under the terms of this warranty.

         10.4 Warranty service will be provided without charge during Siemens' regular working hours (8:30-5:00), Monday through Friday, except Siemens' recognized holidays. If Purchaser requires that service be performed other than during these times, such service can be made available at an additional charge, at Siemens' then current rates.

SIEMENS MAKES NO WARRATY OTHER THAN THE ONE SET FORTH HEREIN OR THAT WHICH MAY BE PROVIDED IN A SEPARATE WARRANTY COVERING THE APPLICABLE PRODUCT CATEGORY. SUCH WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY EXPESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSES, AND SUCH CONSTITUTES THE ONLY WARRANTY MADE WITH RESPECT TO THE PRODUCTS.

11.      LIMITATION OF LIABILITY

         11.1 In no event shall Siemens' liability hereunder exceed the actual loss or damage sustained by Purchaser, up to the purchase price of the Products.

         11.2 SIEMENS SHALL NOT BE LIABLE FOR ANY LOSS OF USE, REVENUE OR ANTICIPATED PROFITS, LOSS OF STORED, OR TRANSMITTED OR RECORDED DATA, OR FOR ANY INCIDENTAL, UNFORESEEN, SPECIAL PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE SALE OR USE OF THE PRODUCTS. This provision does not affect third party claims for personal injury arising as a result of Siemens' negligence or product defect. THE FOREGOING IS A SEPARATE, ESSENTIAL TRM OF THIS AGREEMENT AND SHALL BE EFFECTIVE UPON THE FAILURE OF ANY REMEDY, EXCLUSIVE OR OT.

12.      INSTALLATION - ADDITIONAL CHARGES

         12.1 General. Unless otherwise expressly stipulated in writing, the Products covered hereby shall be installed by and at the expense of Siemens except for rigging charges which shall be the responsibility of Purchaser.

         12.2 Installation by Siemens. If Siemens specifies it will install the Products, the following applies: Subject to fulfillment of the obligations set forth in 12.4 below, Siemens shall install the products covered hereby and connect same to the requisite safety switches and power lines to be installed by Purchaser. Except as otherwise specified below, if such installation and connection are performed by Siemens technical personnel, prices shown include the most thereof, provided that the installation and connection can be performed within the continental United States or Puerto Rico and during normal business hours. Any overtime charges or other special expenses shall be additional charges to the prices shown.

         12.3 Trade Unions. If a trade union, or unions, prevents Siemens from performing the above work, the Purchaser shall make all required arrangements with the trade union, or unions, to permit Siemens completion of said work. Moreover, any additional cost related to such labor disputes shall be paid by the Purchaser and Siemens' obligations under such circumstances will be limited to providing engineering supervision of installation and connection of Siemens equipment to existing wiring.

         12.4 Purchaser's Obligations. Purchaser shall, at its expense, provide all proper and necessary labor and materials for plumbing service, carpentry work, conduit wiring, and other preparations required for such installation and connection. All such labor and materials shall be completed and available at the time of delivery of the Products by Siemens. Additionally, the Purchaser shall provide free access to the premises of installation and, if necessary, safe and secure space thereon for storage of Products and Equipment prior to installation by Siemens. If any special work of any type must be performed in order to comply with requirements of any governmental authority including procurement of special certificates, permits and approvals, the same shall be performed or procured by Purchaser at Purchaser's expense. Purchaser shall provide a suitable environment for the Products and shall ensure, at its sole cost and expense, that is premises are free of asbestos, hazardous conditions and any concealed dangerous conditions and that all site requirements are met. In the event that Siemens is requested to supervise the installation of the Products, it remains the Purchaser's responsibility to comply with local regulations. Siemens is not an architect and all drawings furnished by Siemens are not construction drawings.

         12.5 Regulatory Reporting. In the event that any regulatory activity is performed by other Siemens authorized personnel, Purchaser shall be responsible for fulfilling any and all reporting requirements. Siemens shall only report activity performed by its authorized personnel.

         12.6 Completion of Installation. Installation shall be complete upon the conclusion of final calibration and checkout under Siemens standard procedures to verify that the Products meet applicable written performance specifications. Notwithstanding the foregoing, first use of the Products by Purchaser, is agents or employees for any purpose after delivery shall constitute completion of installation.

13.      PATENT, TRADEMARK AND OTHER INFRINGEMENT CLAIMS

         13.1 Infringement by Siemens. If Purchaser receives a claim that any product, or parts thereof, infringe upon the rights of others under patent, trademark or otherwise, Purchaser shall notify Siemens immediately in writing.

         As to all infringement claims relating to Products or parts manufactured by Siemens or one of its affiliates:

         (a) Purchaser shall give Siemens information, assistance and exclusive authority to evaluate, defend and settle such claims.

         (b) Siemens shall then, at its own expense, defend or settle such claims, procure for the Purchaser the right to use the Products, or remove or modify them to avoid infringement. If none of these alternatives is available on terms reasonable to Siemens, then Purchaser shall return the Products to Siemens and Siemens shall refund to Purchaser the purchase price paid by the Purchaser less reasonable depreciation for Purchasers use of the Products.

         13.2 Infringement by Purchaser. If some or all of the products sold hereunder are made by Siemens pursuant to drawings or specifications furnished by the Purchaser, or if Purchaser modifies or combines, operates or uses the Products with any product, data, software, apparatus or program not provided or approved by Siemens, and should a claim be made that such Products infringe the rights of any third party under patent, trademark or otherwise, then Purchaser shall indemnify and hold Siemens harmless against any liability or expense, including reasonable attorneys' fees, incurred by Siemens in connection therewith.

14.      DESIGNS AND TRADE SECRETS/LICENSE

         14.1 Any drawings, data, designs, software programs or other technical information supplied by Siemens to Purchaser in connection with the sale of the Products are not included in the sale of the Products to Purchaser, shall remain Siemens' property and shall at all times be held in confidence by Purchaser. Such information shall not be reproduced or disclosed to others without Siemens' prior written consent.

         14.2 For all goods purchased hereunder which utilize software for their operation, such "Applications Software" shall be licensed to Purchaser under the terms of Siemens' Software License Schedule as attached hereto.

         14.3 Diagnostic/Maintenance Software is not included under 14.2 above, is available only as a special option under a separate Diagnostic Materials License Agreement and is subject to a separate licensing fee.

15.      ASSIGNMENT

         15.1 Neither party may assign any rights or obligations under this Agreement without the written consent of the other and any attempt to do so shall be void, except that Siemens may assign this Agreement without consent to any subsidiary or affiliated company.

16.      DAMAGES, COSTS AND FEES

         16.1 In the event that any dispute or difference is brought arising from or relating to this Agreement or the breach, termination or validity thereof, the prevailing party shall NOT be entitled to recover from the other party any punitive damages. The prevailing party shall be entitled to recover from the other party all reasonable attorneys fees incurred, together with such other expenses, costs and disbursements as may be allowed by law.

17.      MODIFICATION

         17.1 This Agreement may not be changed, modified or amended except in writing signed by duly authorized representatives of the parties.

18.      GOVERNING LAW

         18.1 THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY. THE APPROPRIATE COUNTY OR STATE COURTS OF THE STATE OF NEW JERSEY AND THE FEDERAL COURTS HAVING JURISDICTION THEREOVER WILL HAVE JURISDICTION OF ANY AND ALL ACTIONS ARISING FROM THIS AGREEMENT.

19.      INTEGRATION

         19.1 THESE TERMS AND CONDITIONS, INCLUDING ANY ATTACHMENTS OR OTHER DOCUMENTS INCORPORATED BY REFERENCE HEREIN, CONSTITUTE THE ENTIRE AGREEMENT AND THE COMPLETE AND EXCLUSIVE STATEMENT OF AGREEMENT WITH RESPECT TO THE SUBJECT MATTER HEREOF.

20.      SEVERABILITY; HEADINGS

         20.1 No provision of this Agreement which may be deemed unenforceable will in any way invalidate any other portion or provision of this Agreement. Section headings are for convenience only and will have no substantive effect.

21.      WAIVER

         21.1 No failure and no delay in exercising, on the part of any party, any right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right preclude the further exercise of any other right.

22.      END USER CERTIFICATION

         22.1 Purchaser represents, warrants and covenants that it is acquiring the Products for its own end use and not for reselling, leasing or transferring to a third party (except for lease-back financings).

SOFTWARE LICENCE SCHEDULE TO THE SIEMENS MEDICAL SYSTEMS, INC.
TERMS AND CONDITIONS OF SALE


         1.       DEFINITIONS: The following definitions apply to this
Schedule:

This Agreement shall mean Siemens Quotation for Products and Services including the Terms and Conditions of Sale and applicable schedules.

Siemens shall mean Siemens Medical Systems, Inc., a Delaware corporation. License shall mean the end-user to whom Siemens provides Software or Documentation for internal use under the Agreement.

Software shall mean (i) software programs consisting of a series of statements or instructions to be used directly or indirectly in a programmable controller or computer to bring about a certain result and (ii) databases consisting of systemized connections of data to be used or referenced directly or indirectly by a programmed controller or computer. Notwithstanding the foregoing, software does not include firmware as such term is conventionally understood. Documentation shall mean the documents and other supporting materials which are intended to support the use of an associated product, including (but not limited to) instructions, descriptions, flow charts, logic diagrams and listings of the Software, in text or graphic form, on machine readable or printed media.

Designed Unit shall mean a single control unit or computer identified in the Agreement on which Software licensed hereunder may be used by Licensee.

         2. SCOPE: The following terms and conditions shall apply to all Software and Documentation provided by Siemens to Licensee under the Agreement (whether included with other products listed in the Agreement or listed separately in the Agreement), together with any updates or revisions thereto which Siemens may provide to Licensee, and all copies thereof, except (i) any Software and/or Documentation licensed directly by Siemens licensor or supplier under a separate end-user license agreement accompanying the Software or the Documentation, in which case Licensee agrees to be bound by that license agreement as a condition to using the Software and/or Documentation, in which case Licensee agrees to be bound by that license agreement as a condition to using the Software and/or Documentation, and (ii) any Software and/or Documentation referred to under Section 14.3 of the Terms and Conditions of Sale. Except as expressly provided herein, and provided that in no event shall the warranties or other obligations of Siemens with respect to such Software or Documentation exceed those set forth in this Schedule, this Schedule shall be subject to the liability limitations and exclusions and other terms and conditions set forth in the Agreement.

         3. SOFTWARE AND DOCUMENTATION LICENSE: Subject to the payment of the applicable license fee(s), whether stated separately or included in the purchase price of another product, Siemens or, if applicable, its licensor, hereby grants to Licensee a paid-up, nonexclusive and nontransferable (except as expressly provided in this Schedule) limited license to use the Software provided by Siemens under the Agreement solely for Licensees own use on the Designated Unit and to use the Documentation in support of Licensees authorized use of the Software. A separate license is required for each control unit or computer on which the Software is to be used. Licensee may copy the Software licensed hereunder for backup and archival purposes only as necessary to support Licensees own authorized use of the Software and only if Licensee reproduces and includes on or in all copies (in any form) all copyright, trade secret or other proprietary notices contained on or in the Software as provided by Siemens. Additional copies of the Documentation may be licensed from Siemens at its then applicable charges. Licensee may make the Software and Documentation (including any copies) available only to its employees and other persons on Licensees premises to whom such disclosure is necessary to enable Licensee to use the Software or Documentation within the scope of the license provided in this Schedule. If the Software is supplied to any unit or agency of the United States Government other than the Department of Defense, the Software and Documentation are classified as restricted computer software and the Governments rights in the Software and Documentation shall be as provided in paragraph (c)(2) of the Commercial Computer Software-Restricted Rights clause in FAR 52.227-19 and any successor laws, rules or regulations thereto. If the Software is supplied to the United States Department of Defense, the Software is classified as commercial computer software and the Government is furnished the Software and Documentation with restricted rights as defined in paragraph (c)(1) of the Rights in Technical Data and Computer Software clause in DFARS 252.227-7013 and any successor laws, rules or regulations thereto.

         4. PROPRIETARY PROTECTION AND CONFIDENTIALITY: Except as expressly permitted by this Schedule, Licensee shall not (i) remove any copyright, trade secret or other proprietary right notices contained on or in the Software or Documentation as provided by Siemens, (ii) reproduce or modify any Software or Documentation or copy thereof, (iii) reverse assemble, reverse engineer or decompile any Software, or copy thereof, in whole or in part (except as provided by applicable law), or (iv) sell, transfer or otherwise make available to others the Software or Documentation, or any copy thereof. Licensee shall secure and protect the Software and Documentation and copies thereof from disclosure and shall take such actions with its employees and other persons who are permitted access to the Software or Documentation or copies as may be necessary to satisfy Licensees obligations hereunder. Prior to disposing of any computer medium, computer memory or data storage apparatus, Licensee shall ensure that all copies of Software and Documentation have been erased therefrom or otherwise destroyed. In the even that Licensee becomes aware that any Software or Documentation or copies are being used in a manner not permitted by the license, Licensee shall immediately notify Siemens in writing of such fact and if the person or persons so using the Software or Documentation are employed or otherwise subject to Licensees direction and control, Licensee shall use reasonable efforts to terminate such impermissible use. Licensees obligations under this paragraph shall survive any termination of a license or the Agreement.

         5. UPDATES AND REVISIONS: During the warranty period or under a separate service contract, revised or updated versions of the Software licensed under this

Schedule may be made available, at Siemens option, to Licensee to use or to these while Licensee continues use of a previous version. Licensee has the right to decide whether to install any such revised or updated versions or to continue use of the previous version after giving due regard to the United States Food and Drug Administration rules and regulations. However, Licensee shall pay Siemens for any services necessitated by any modifications of the Software by Licensee or by Licensees failure to utilize the current non-investigational version of the Software provided by Siemens.

         6. DELIVERY, RISK OF LOSS AND TITLE: Notwithstanding the provisions of Section 6 of the Terms and Conditions of sale, the Software and Documentation licensed hereunder shall be delivered on or about the delivery date stated in the Agreement unless a separate delivery date is agreed upon. If Software or Documentation licensed hereunder is lost or damaged during shipment from Siemens, Siemens will replace it at no charge to Licensee. If any Software or Documentation supplied by Siemens and licensed hereunder is lost or damaged while in the possession of the Licensee, Siemens will replace it at Siemens then current applicable charges, if any, for materials, processing and distribution. Notwithstanding the provisions of Section 6 of the Terms and Conditions of Sale, the Software and Documentation, in any form, and all copies made by Licensee, including partial copies, and all computer media provided by Siemens are and remain the property of Siemens or its licensor. Licensee has no right, title or interest in the Software, the Documentation, or any computer media provided by Siemens, or copies, except as stated herein.

         7. LICENSE TRANSFER: The Software and Documentation, and the license hereunder, may not be assigned, transferred or sublicensed except as hereinafter provided. Upon the sale or lease of the Designated Unit to a third party, Licensee may transfer to such third party, with Siemens written consent and in accordance with Siemens the current policies and charges, the license to use the Software hereunder, together with the Software, the Documentation, the computer media provided by Siemens, and all copies provided that: (i) Licensee notifies Siemens in writing of the name and address of such third party; (ii) such third party agrees in a written instrument delivered to Siemens to the terms of this Schedule; and (iii) Licensee does not retain any copies of the Software or Documentation in any form.

         8. WARRANTIES: This paragraph replaces Paragraphs 10.1 and 10.4 of the Terms and Conditions of Sale with respect to Software and Documentation. Siemens warrants that for the warranty period provided by Siemens with respect to the Designated Unit, the Software shall conform in all material respects to Siemens published specifications as contained in the applicable Supporting Documentation. Such Documentation may be updated by Siemens from time to time and such updates may constitute a change in specification. Licensee acknowledges that he Software is of such complexity that it may have inherent or latent effects. As licensees sole remedy under the warranty, Siemens will provide services, during the warranty period, to correct Documented Software errors which Siemens analysis indicates are caused by a defect in the unmodified version of the Software as provided by Siemens. Siemens does not warrant that the Software will meet the Licensees requirements, or will operate in combinations which may be selected for use by Licensee, or that the operation of the

Software will be uninterrupted or error free. Licensee is responsible for determining the appropriate use of and establishing the limitations of the software and its associated Documentation as well as the results obtained by use thereof.

SIEMENS MAKES NO OTHER WARRANTY WITH RESPECT TO THE SOFTWARE AND DOCUMENTATION OTHER THAN THOSE SET FORTH IN THIS SECTION. THE WARRANTY HEREIN IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND CONSTITUTES THE ONLY WARRANTY MADE WITH RESPECT TOT HE SOFTWARE AND DOCUMENTATION.

         9. LICENSE TERM AND TERMINATION: The license for the Software and Documentation is effective on the shipment date of the Software and Documentation (F.O.B. shipping point or F.A.S., as the case may be) and continues until Licensees possession of the Software and all copies ceases (except in connection with a transfer of the license as permitted by this Schedule) or until otherwise terminated as provided herein. Licensee may terminate the license for the Software and Documentation at any time after discontinuance of use of the Software and Documentation and all copies, upon written notice to Siemens. If Licensee (i) fails to comply with its obligations herein and does not cure such failure within ten (10) days after receipt of notice from Siemens, or (ii) attempts to assign this Schedule or any rights or obligations hereunder without Siemens prior written consent, then Siemens may terminate the license hereunder and require the immediate discontinuance of all use of the Software and Documentation and all copies thereof in any form, including modified versions and updated works. Within five (5) days after the termination of the license, Licensee shall, at Siemens option either: (i) return to Siemens the Software and Documentation, and all copies, in any form, including updated versions, along with any computer media provided by Siemens; or (ii) destroy the affected Software and Documentation, and all copies, in any form, including updated versions, and certify such return or destruction in writing to Siemens.

                                    EXHIBIT D


                           Transfer Prices Percentages

DISTRIBUTOR'S TRANSFER PRICE PERCENTAGES FOR CPS PET SCANNER UNDER A NON-EXCLUSIVE DISTRIBUTION AGREEMENT

                    U.S.A.
                    -------------------------------------------------------------------------------------------------------
                        1 - 25 units                26 - 50 units              51 - 100 units               > 100 units
                    -------------------         -------------------         -------------------         -------------------
in US$              Transfer    in % of         Transfer    In % of         Transfer    in % of         Transfer    in % of
                     price        list           price        list            price       list            price       list
                    --------    -------         --------    -------         --------    -------         --------    -------
ART                   * %                         * %                          * %                          * %

EXACT 47              * %                         * %                          * %                          * %

ACCEL                 * %                         * %                          * %                          * %

HR+                   * %                         * %                          * %                          * %

BGO & LSO             * %                         * %                          * %                          * %
PET/CT

Options               * %                         * %                          * %                          * %

Emerge                * %                         * %                          * %                          * %

                     R.O.W.
                    -------------------------------------------------------------------------------------------------------
                        1 - 25 units                26 - 50 units              51 - 100 units               > 100 units
                    -------------------         -------------------         -------------------         -------------------
in US$              Transfer    in % of         Transfer    In % of         Transfer    in % of         Transfer    in % of
                     price        list           price        list            price       list            price       list
                    --------    -------         --------    -------         --------    -------         --------    -------
ART                   * %                         * %                          * %                          * %

EXACT 47              * %                         * %                          * %                          * %

ACCEL                 * %                         * %                          * %                          * %

HR+                   * %                         * %                          * %                          * %

BGO & LSO             * %                         * %                          * %                          * %
PET/CT

EMERGE                * %                         * %                          * %                          * %

Options               * %                         * %                          * %                          * %

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT E

                                 Forecast Format


CTI PET SYSTEMS, INC.

TWELVE MONTH ROLLING FORECAST

10/1/01

MONTH         OCT-01   NOV-01   DEC-01   JAN-02   FEB-02   MARCH-02  APRIL-02  MAY-02  JUNE-02  JULY-02   AUG-02   SEPT-02   TOTAL
              ------   ------   ------   ------   ------   --------  --------  ------  -------  -------   ------   -------   -----

  BOOKINGS

ART                                                                                                                              0
EXACT                                                                                                                            0
ACCEL                                                                                                                            0
HR+                                                                                                                              0
              ------   ------   ------   ------   ------   --------  --------  ------  -------  -------   ------   -------   -----
TOTAL              0        0        0        0        0          0         0       0        0        0        0         0       0


  SHIPMENTS

ART                                                                                                                              0
EXACT                                                                                                                            0
ACCEL                                                                                                                            0
HR+                                                                                                                              0
              ------   ------   ------   ------   ------   --------  --------  ------  -------  -------   ------   -------   -----
TOTAL              0        0        0        0        0          0         0       0        0        0        0         0       0

                                    EXHIBIT F

                             Packaging and Labeling



"SHIPPING TERMS AND PACKAGING"

1. Standard Labeling. The following internationally recognized symbols shall be affixed to all outside shipping containers that cannot be removed by harsh weather or humidity. Labeling can be spray painted with stencil or with a decal:

         a.       "Do Not Freeze"

         b.       "Keep Dry"

         c.       "Fragile"

         d.       "Handle with Care"

         e.       (Up Arrows)

         f. "Do not Stack" (if items can be stacked on top of the crate, then you must mark the maximum weight in pounds and kilos allowed)


2. Standard Indicators and Markings. The following indicators and markings shall be affixed to all outside shipping containers that cannot be removed by harsh weather or humidity. Markings must be spray painted with stencil:

         a.       Center of Gravity markings on all outside shipping containers

         b.       "Shockwatch" or "Telatip" indicators on applicable containers

         c. Markings with an arrow indicating where fork lift drivers can place the forks under pallets and crates

         d. Temperature parameters for storage during transportation on applicable containers


3. Other Labels and Markings. Any additional labels and markings required by the Distributor will be provided with or indicated on individual purchase orders submitted by Distributor. Placement of all markings shall be done in a uniform fashion for every shipping container where permissible. If the placement of any of these aforementioned items is critical to the Distributor, this will be communicated separately on an as needed basis.

4. Packing List. A Detailed Packing List (DPL) must be provided with every shipment indicating the individual weights (in pounds & kilos) and dimensions (in inches & centimeters) of every shipping container. The DPL must detail all items in the shipment, in which containers those items are packed, and indicate which parent item they belong to. The parent item are the line items ordered on the Distributor's Purchase Order. A copy of the DPL must be included with the physical shipment. In addition, a copy must be sent to the Distributor's Order Logistics department. Upon request, for special export requirements, vendor must supply Distributor with an electronic copy of the DPL in the native format it was created.

These requirements apply to both domestic and international shipments unless otherwise specified.

                                    EXHIBIT G


                    Warranty, Installation, Applications and
                  Technical Support Specifications and Prices


CTI PET SYSTEMS, INC.

ECAT SERVICE SUPPORT PRICE LIST

PART NUMBER            ITEM                                                                     US LIST PRICE
-----------            ----                                                                     -------------
                       CALL SUPPORT
                                                                                                 *
3999900-00             APPLICATIONS AND TECHNICAL SUPPORT CONTRACT

                       Provide 24X7 access to CPS applications and technical support personnel.  Coverage is per site per year.  Includes remote diagnostic where available. If the technical support personnel determine that additional on-site assistance is required to complete the service incident the proper service entity will be notified to complete the call.  It is not the intention to utilize this function to troubleshoot all field service problems, but as a tool to utilize when reasonable efforts have been made to resolve the problem through field service personnel.
                                                                                                 *
3999900-01             APPLICATIONS AND TECHNICAL TELEPHONE SUPPORT CONTRACT

                       Provide 24X7 access to CPS applications and technical support personnel.  Coverage is per site per year.  Excludes remote diagnostics. If the technical support personnel determine that additional on-site assistance is required to complete the service incident the proper service entity will be notified to complete the call.  It is not the intention to utilize this function to troubleshoot all field service problems, but as a tool to utilize when reasonable efforts have been made to resolve the problem through field service personnel.
                                                                                                 *
                       PER CALL

                       Provide applications and technical support on a per call basis.
                       Excludes remote diagnostics. If the technical support personnel determine that additional on-site assistance is required to complete the service incident the proper service entity will be notified to complete the call.  It is not the intention to utilize this function to troubleshoot all field service problems, but as a tool to utilize when reasonable efforts have been made to resolve the problem through field service personnel.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

CTI PET SYSTEMS, INC.

ECAT SERVICE SUPPORT PRICE LIST

PART NUMBER            ITEM                                                                     US LIST PRICE
-----------            ----                                                                     -------------
                       APPLICATIONS SUPPORT
                                                                                                 *
3999901-00             APPLICATIONS TURNOVER CUSTOMER TRAINING

                       A four day training program to be performed concurrently (Monday through Friday).  The training is to provide system training for up to three CNMT trained technologists or physicians. Training will be taught in accordance with CPS guidelines.  System Acceptance Testing will be demonstrated and completed as part of the training.  At completion of training the System Acceptance documentation and sign off by the customer will be completed and supplied to the Customer and the
                       Distributor or their agent.  Completion of the Acceptance Documentation is the responsibility of the Distributor.
                                                                                                 *
3999902-00             ADDITIONAL TRAINING DAYS

                       Minimum  * days (*  hours) and excludes expenses to be billed separately.
                                                                                                 *
3999903-00             PERFORMANCE TESTING

                       Onsite performance testing, including 2D and 3D axial resolution, 2D and 3D transaxial resolution, 2D and 3D sensitivity, 2D and 3D uniformity, and 3D count rate performed according to NEMA.
                       Modifications, changes or additions to these tests subject to factory approval and quotation.  All radioisotopes (e.g. Flourine-18) to be provided by the site. Work is performed with customer representative, and three days onsite are supplied to complete testing.  Documentation will be supplied to the Customer to demonstrate system specification compliance.
                                                                                                 *
                       TECHNICAL SUPPORT
                                                                                                 *
3999904-00             ONSITE ASSISTANCE

                       Minimum  * days (* hours) and excludes expenses to be billed separately. Provide on-site technical assistance to resolve service incidents that are beyond the ability of the field service personnel to resolve.  Dispatch of a Technical Support Engineer will occur when reasonable efforts have been made to resolve the incident via telephone support and at the sole discretion of the appropriate CPS manager.
                                                                                                 *
                       INSTALLATION SUPPORT
                                                                                                 *
3999905-00             EXACT, HR+, ACCEL, ART NEW SYSTEM INSTALLATION,
                       CONTINENTAL UNITED STATES

                       Supplied upon notification of site readiness by Distributor or their agent.  Failure to provide site readiness can result in delays and additional costs for Distributor.  This service includes mechanical and electrical connection of basic PET system, source installation and basic PET scanner system start-up and testing to meet factory specifications.  Installation and testing of system options to meet

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

CTI PET SYSTEMS, INC.

ECAT SERVICE SUPPORT PRICE LIST

PART NUMBER            ITEM                                                                     US LIST PRICE
-----------            ----                                                                     -------------
                       factory specifications will be supplied at additional cost.  Completion of Distributor supplied installation documentation and system turnover to Distributor or assigned agent will complete installation.
                                                                                                 *
3999906-00             EXACT, HR+, ACCEL, ART NEW SYSTEM INSTALLATION, INTERNATIONAL

                       Supplied upon notification of site readiness by Distributor or their agent.  Failure to provide site readiness can result in delays and additional costs for Distributor.  This service includes mechanical and electrical connection of basic PET system, source installation and basic PET scanner system start-up and testing to meet factory specifications.  Installation and testing of system options to meet factory specifications will be supplied at additional cost.  Completion of Distributor supplied installation documentation and system turnover to Distributor or assigned agent will complete installation.


                                                                                                 *
                       PROJECT MANAGEMENT
                                                                                                 *
3999907-00             PROJECT PLANNING, COMPLETE

                       A CPS Project Specialist will work with the Customer or their agent to finalize site layout and system requirements in accordance to the related Planning Guide.  A Final Site Plan will typically be generated in conjunction with this service.  Site readiness will be reviewed and signed off prior to shipment of the system by a qualified CPS representative.  Supplied as part of this service is up to three (3)
                       on-site trips to meet with the customer or their agents to review construction plans and schedules.  Coordination of the pre-installation kit, sources and shipment/rigging of the system will be managed by the
                       CPS Project Specialist.
                                                                                                 *
3999907-01             PROJECT PLANNING, PRELIMINARY

                       A CPS Project Specialist will travel to the Customer site and review
                       building layout with Customer or their agent.   A Planning Guide and a
                       set of typical drawings will be supplied to the Customer and a review of siting requirements will be performed with follow up of requested information.  A Preliminary Site Plan will typically be generated in conjunction with this service.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

CTI PET SYSTEMS, INC.

ECAT SERVICE SUPPORT PRICE LIST

PART NUMBER            ITEM                                                                     US LIST PRICE
-----------            ----                                                                     -------------
                                                                                                 *
3999908-00             SITE PLANS, COMPLETE

                       Complete drawing set with final siting requirements corresponding to customer supplied architectural drawings and in accordance with the related Planning Guide.  Includes preliminary site plans and up to 3 revisions of drawings. A one-week turn around time is customary for each revision.  All drawings will be reviewed by a CPS Project
                       Specialist and will only be sent to the Distributor or his agent for dissemination to the Customer.  It is the Distributor's responsibility to ensure the Customer completes sign-off of final drawings.
                                                                                                 *
3999908-01             SITE PLANS, PRELIMINARY

                       Initial room layout drawings and typical drawings corresponding to initial siting information and in accordance with the related Planning
                       Guide.  This is typically provided for prospective customers and requires room dimensions to be supplied by Distributor.  All drawings will be reviewed by a CPS Project Specialist and will only be sent to the Distributor or his agent for dissemination to the Customer.  A one-week turn around time is customary.
                                                                                                 *
                       SPECIAL HANDLING
                                                                                                 *
3999909-00             ECAT SEA-FREIGHT PACKAGING

                       Packaging for scanner sea-freight shipping.
                                                                                                 *

                       SERVICE, LABOR ONLY

                       To be contracted with CPS, Inc. and is due to availability of resources
                       in requested geographical area.   Pricing subject to change.

                       PER CALL
                                                                                                 *
                       REGULAR HOURLY RATE
                                                                                              *  *
                                                                                              *  *
                                                                                              *  *
                                                                                                 *
                       PER PERIOD PER SITE

                       Coverage is for one site and includes an obligation to respond as if under a service agreement with a  1/2 hour phone response and a 4-hour on-site response.  This covers 8 AM to 5 PM, Monday through Friday.
                       Service outside this will be billed on a per call basis.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

CTI PET SYSTEMS, INC.

ECAT SERVICE SUPPORT PRICE LIST

PART NUMBER            ITEM                                                                     US LIST PRICE
-----------            ----                                                                     -------------
         3999910-00                                                                   Weekly     *
         3999910-01                                                                  Monthly     *
         3999910-02                                                                  6 Month     *
         3999910-03                                                                   1 Year     *
                                                                                                 *
                       TECHNICAL TRAINING
                                                                                                 *
      3999911-00       EXACT, HR+, ACCEL, ART FIELD SERVICE ENGINEER

                       Technical training of the Service Engineers and selected customers in scanner and computer architecture, troubleshooting, installation and preventative maintenance.  Tuition includes hotel, all printed material, and classroom supplies.
                                                                                                 *
                       TECHNICAL DOCUMENTATION
                                                                                                 *
      3999912-00       EXACT, HR+, ACCEL, ART DOCUMENTATION SET

                       User and technical documentation.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT H


                                   Spare Parts


                    ECAT SPARE/SERVICE COMPONENTS PROCEDURES

As with previous distributions, the spare/service part listing has been modified to reflect our current level of component availability, removal of items not shipped during the last two years and additions to accommodate product needs. Should there be a requirement for components which are not on this revised list, quotations will be provided on a case-by-case basis. In all likelihood, such items will not be available on an SD/P-1* basis. Orders for such components will not be accepted or processed without written approval by either the Spare Parts Manager or the ECAT Systems Engineering Manager.


*SD/P1 means the system is down and every effort will be made to expedite these orders as Priority One.


The following guidelines/procedures are used for spare/service/warranty components and are provided as a matter of information:

         > All sales and all shipments will be at the Transfer Price established by Section 5(b) of the Agreement to which this
                  Exhibit is attached.. Components may be new or reconditioned, at the discretion of CPS.

         > Except as set forth below, credit for returns (per the current spare parts price list) will be issued within 30 days of receipt of the returned component provided, of course, that there is no visible physical damage to the component and also provided that the component is returned within 30 days from the date a component is shipped to Distributor in the U.S. and 60 days from the date a component is shipped to Distributor outside the United States.

                           [NOTE: NO CREDIT WILL BE GIVEN FOR USED COMPONENTS RETURNED FROM FIELD UPGRADES (E.G., ACS II UPGRADES) SINCE THESE ARE OPTIONS ORDERED BY THE CUSTOMER.]

         > Parts warranty is for six months from the date of shipment and covers material and workmanship. The same part originally shipped must be returned for warranty credit to be issued. Warranty credit for returned components will be issued following the same guidelines as provided above for field returns. That is, full credit will be provided within thirty
                  (30) days of receipt of the returned component provided there is no physical damage due to handling, packaging or shipping upon the component's arrival and provided that the appropriate documentation is included with the shipment. The shipment must arrive within thirty (30) days from the date of the service report from sites in the U.S. or within sixty (60) days of the service report from international sites to be eligible for return credit.

         >        The minimum order requirement of $ * remains in effect.

         > A fee of $ * will be added to the invoice for each "SD/P1" shipment.

         > A fee of $ * will be added to the invoice for each "PRIORITY/EMERGENCY - NEXT FLIGHT OUT" shipment.

         > A * % restocking fee, or a minimum of $ *, will be assessed for components returned as "'wrong part ordered" or "refused upon delivery". A credit memo will be issued within 30 days after receipt of the material which must be returned in unused condition, in the original package, via prepaid transportation, within 30 days of the factory shipment date.

         > Stock orders are non-returnable. A * % cancellation fee will be assess for cancelled stock orders.

         >        OBSOLESCENCE SCHEDULE:

                  MODEL             SPARE COMPONENTS WILL BE PROVIDED THROUGH...
                  ECAT 951          NOVEMBER 29, 2003
                  ECAT 953          MARCH 30, 2002
                  ECAT EXACT        10 YEARS FROM MANUFACTURE DATE OF FINAL UNIT
                  ECAT EXACT HR     10 YEARS FROM MANUFACTURE DATE OF FINAL UNIT
                  ECAT EXACT HR+    10 YEARS FROM MANUFACTURE DATE OF FINAL UNIT
                  ART               10 YEARS FROM MANUFACTURE DATE OF FINAL UNIT

WHILE WE WILL MAKE EVERY EFFORT TO NOTIFY APPROPRIATE PARTIES IN ADVANCE, THESE POLICIES ARE SUBJECT TO CHANGE WITHOUT NOTICE.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

ECAT SERVICE/SPARE PARTS PRICE LIST
OCTOBER 2001

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------
   0030001-00     3050499  LAMP INCAND 2.7V FLANGE BASE #338                      95x            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   0050038-06     3545345  RELAY DPDT 24V IN 10A 150V DC KUEP SERIES            012 BED          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   0090006-01    35 49 271 Optical Splitter                                       ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   0090006-02    35 47 109 Combiner Box Optical Comm. System                      ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   0090006-03     3547077  TRANSMITTER OPTICAL SLIPRING COMM SYS                  ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   0090006-04     3547051  RECEIVER OPTICAL SLIPRING COMM SYSTEM                  ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   0250022-02     3553402  LIGHT SOURCE MTG W/O MTG CLIP (prev                                   *          *       *          *
                           0250022-01)
------------------------------------------------------------------------------------------------------------------------------------
   0820008-00     3551236  XFMR ISO 5.0KW IP 100-240 VAC OP 120/240V       CE Compliance Kit     *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   0830013-00      4AT36   TRANSFORMER ISOLATION 400V PRIMARYA AC EU       CE COMPLIANCE KIT     *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   0920024-02     3549370  LENSE FLAT TRANSLUCENT BLK RECT FOR -01         EXACT,HR,ART,HR+      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   0960017-02     2978281  BULB REPLACEMENT 24V INCAND. 0960017-01                953            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   0960026-05    35 45 501 Vertical Limit Switch                              ART, EXACT         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   0980013-00     1555965  SW MICRO ROLLER LEVER                                95x,921          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   0980024-00     2950538  SWITCH PHOTOINTERRUPTER #GP1A10                    95x,921,ART        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------
   0980058-00    35 49 248 Switch Plunger Snap In                                 ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   0980063-02     3549347  MICRO SWITCH 5V @ 1MA DPDT #B2-2R72-A2            VERTICAL BED        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1300518-00     3551608  SEAL LINE SOURCE                                 921,961,HR+,ART      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1300520-00     3551624  HANDLE BUCKET                                          95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1300712-02     3550626  SOURCE CARRIER                                       951/931          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1300786-02              CARRIER SOURCE 953-31 6.00"                            953            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1300851-00     3552168  PIN LATCH DETAIL                                       953            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1300991-00     3545493  PLUNGER FRICTION ROD SOURCE GEAR 921                  EXACT           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1302161-03     2951643  TUNNEL 921/36                                          921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1302206-00     1761373  LASER TUNNEL 951R                                      951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1302209-00     2952690  SPACER FAN 921                                         921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1302437-00     3551632  RING GEAR INTERNAL                                EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1302520-00     3550394  ROD END                                                921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1302543-00     3548752  CLAMP GEAR RING                                    951,921,961        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1302630-00     3547648  FAN MODIFICATION MF/5630023-00                     ACS CABINET        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1302660-00     3549453  SHAFT MOUNTING ACTUATOR 0-12 BED                  VERTICAL BED        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1302690-00     3550584  RAIL ATTACHMENT                                 EXACT,HR,ART,HR+      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1302765-01              BRACKET MTG LEFT LEVELING FOOT                       921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1302765-02     3552556  BRACKET MTG RIGHT LEVELING FOOT                 VERTICAL BED,ART      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1302775-00     3552564  PAD LEVELING MODIFIED                             VERTICAL BED        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1302838-00     3548810  ROLLER ENCODER                                         ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1302915-00     3550410  CAP SOURCE                                        EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1310053-00     2950546  CRADLE PALLET SUPPORT                               EXACT,HR          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1630174-00     3551301  BRACKET GANTRY DOOR                                    953            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1630469-00     3552374  PLATE FILLER PANEL                                 ACS CABINET        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1630482-00     3552382  PANEL DRIVE FILLER                             ACS CABINET,921,961    *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1790004-00     3551665  SW PROD ECAT V7.0 REL0                          EXACT,HR,ART,HR+      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1790006-00     3552572  S/W PRODUCT ECAT V 7.02B                                              *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1790007-00     3552580  SW PROD ECAT V7.0.3                                                   *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   1790009-00              SW PATCH P7.0.3-1                                                     *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------
   2010003-03     3545022  CONN PLUG CBL/PNL 4P SOCKET                            953            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2050001-00     3552135  CONN RECEPT KIT 10KVDC 1P PIN                          951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2140044-00     3547945  TERMINATOR SCSI MALE/FEMALE                            ACS            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2290011-04     3549446  ROLLER 1 1/2" DIA 80 DUROMETER URETHANE         EXACT,HR,ART,HR+      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2300010-02     3550378  BEARING SINGLE ROW RADIAL 2SEAL #9102PP              93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2310023-00     1760557  Belt 92.925 Circumference #FRS-630                     951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2310028-38     2950561  CHAIN CABLE .25PITCH #25CCF-486-E                    HR,HR+           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2310042-07     3545204  BELT TIMING PITCH 1/2" PITCH 1" WIDE            921,961,ART, HR+      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2310043-01    35 53 737 Chain 14.75"L .1475 Pitch                              ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2310043-02    35 53 745 Link Connecting Snaptype                               ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2360031-01     3548760  SPRING COMP .036"OD 1/2"L MUSIC WIRE              EXACT,BED,HR+       *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2370004-02     3549461  RING RETAINING 1/2" #5160-50                      VERTICAL BED        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2380019-00     3548604  TURCITE BONDING SYS STRIP .032                         951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2390033-00     3549701  GASKET RF SHIELD CLIP ON BRIGHT FINISH                 ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2390033-01     3545485  RF GASKET MATERIAL FOR LASER TUNNELS                   HR+            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2500008-04     2954555  FILTER, FAN-S MEDIA ONLY #09450-M/30                 921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2500008-09     3548885  VME SUBRACK/POWER SUPPLY #10897-564              ACS II UPGRADE       *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2500020-00     3551343  CARDCAGE VME 21 SLOT #11-1008224                    921, 961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2530037-00     3551327  STUD ASM SELF EJECT TYPE SE - MIN BUY $                951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2530077-00     3550949  LATCH ADJ GRIP SLOTTED FLUSH HEAD                      HR+            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2600460-03     3549040  SCR #10-32 X 3/4"L CAPTIVE PANEL BRASS                 ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2640025-07     3549693  FSTNR TUFLOCK REMOVABLE PUSH-TYPE RIVET           VERTICAL BED        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2670084-08     3549032  STANDOFF 3/8" HEX 1 3/8"L 10-32 F/F BRASS              ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2921001-11     2952757  HEAT EXCHANGER - LG - DBL FAN UNIT #6320G3AN         921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2960005-02     3549867  PUMP/MOTOR TURBINE FILTRINE CHILLER                  CHILLER          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2960005-03     3551509  TEMPERATURE CONTROLLER-FILTRINE CHILLER              CHILLER          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   2960012-00     3552051  CHILLER WATER TO WATER                               CHILLER          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000005-01     2951981  ASM CABLE CLOCK & CONTROL 14 FT                      93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000060-01     2976129  ASM CBL BUCKET PWR PIGTAIL 93X,95X                   93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------
   3000085-00     4788907  ASM CABLE CONSOLE/MAINTENANCE                        93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000265-01     2952773  ASM CABLE ETHERNET COAX 12'                            921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000290-00     2951866  ASM CABLE RTS II INTERCONNECT                        95X,921          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000346-00     3548968  ASM CABLE GANTRY BRKT TO CONTROL PANEL               921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000362-00     2979644  ASM CABLE RTS SCSI RIBBON 921                          921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000368-00     2954167  ASM CABLE 2-COND FIBER OPTIC 921                       921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000379-00     2975519  ASM CABLE DATA H R   14'                               961            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000380-00     2975527  ASM CABLE CLOCK/DATA  H/R 14'                          961            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000385-00     2975535  ASM CABLE CLOCK 24 COND HR                           921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000396-00     2954589  ASM CABLE H.V. BUCKET HR                             961,ART          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000397-00     3547747  ASM CABLE BUCKET PWR PIGTAIL HR 47                  EXACT,HR          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000446-00     2978067  ASM CABLE ARTECON                                                     *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000454-00     2979867  ASM CABLE SUN SCSI                                     921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000486-00     3545188  Asm Cable Clutch Pigtail                          Vertical Bed        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000490-00     3547226  ASM CABLE PANEL FRONT ACS II/RTS                 ACS II UPGRADE       *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000491-00     3547739  ASM CABLE DATA HR                                    HR,HR+           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000493-00     3547721  ASM CABLE CLOCK 16 CONDUCTOR HR                      HR,HR+           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000501-00     3546681  ASM CABLE CLOCK 24 COND ART                            ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3000574-01     3551202  ASM CABLE SEPTA MOTOR                                921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100000-01     4788501  ASM PWB PHANTOM POSITION 93X, 95X                    93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100008-00     4788519  ASM PWB SERVO POSITION 911, 93X, 95X               911,93X,95X        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100017-00     4788527  ASM PWB WOBBLE & GATING DISTRIBUTION                 93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100042-00     4788212  ASM PWB CLOCK DISTRIBUTION                           93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100043-00     4788220  ASM PWB CLOCK FANOUT                                 93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100064-00     4789061  ASM PWB BED CONTROL  S15                             93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100065-00     4789012  ASM PWB RETRACTABLE RING SOURCE                      93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100081-00     9909177  ASM PWB RING RECEIVER 933/953                        933,953          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100089-00     9907395  ASM PWB 951 ANALOG SIGNAL PROCESSOR                    951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100090-00     9907403  ASM PWB 951 POSITION/ENERGY PROCESSOR                  951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100091-00     9907411  ASM PWB BUCKET CONTROLLER                            851,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------
   3100092-01     9907346  ASM PWB 951 IP COINCIDENCE S20                         951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100092-02     9909185  ASM PWB 953 IP COINCIDENCE S20                         953            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100095-01     1557953  ASM PWB RTS FORMATTER II 951                           951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100095-02     1559801  ASM PWB RTS FORMATTER II 953                           953            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100097-00     9907452  ASM PWB VME ARBITER                                    951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100102-00     1555833  ASM PWB MIZAR COMMUNICATIONS INTERFACE                 951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100103-00     1557946  ASM PWB RTS SORTER II                                  95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100115-00     1560734  ASM PWB RETRACTABLE  ROD SOURCE 953B                   95x            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100115-01     1560742  ASM PWB RETRACTABLE  RING SOURCE 951/953               95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100125-01     2952781  ASM PWB GANTRY CONTROLLER 921                          921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100126-00     2950686  ASM PWB RTS COINCIDENCE INPUT                        921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100127-00     1761175  ASM PWB 921 ANALOG PROCESSOR                           921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100128-00     2950280  ASM PWB POSITION/ENERGY PROCESSOR 921                  921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100129-00     1764849  ASM PWB BUCKET CONTROLLER 921                          921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100138-00     2950702  ASM PWB 1000 PLANE SORTER                              921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100139-00     2950728  ASM PWB 921 ARBITER/SERIAL INTERFACE                   921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100139-01     3547952  ASM PWB ARBITER/SERIAL INTERFACE PRT                 HR,HR+           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100140-00     2950744  ASM PWB FORMATTER 1000 PLANE                           921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100141-00     2950769  ASM PWB GANTRY CONT CLOCK EXPANDER                     921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100142-01     2950785  ASM PWB COINCIDENCE PROCESSOR                          921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100142-02     2979271  ASM PWB COINCIDENCE PROC PRODUCTION 2                  921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100144-02     3548034  ASM PWB 961 ROT ROD CONV ACSII                       HR,HR+           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100144-04     3550535  ASM PWB ROTATING ROD CONV 921 W/NEW ELEC &             921            *          *       *          *
                           ACS
------------------------------------------------------------------------------------------------------------------------------------
   3100147-00     2951809  ASM PWB RTS INJECTION MONITOR 1000 PLANE               921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100156-00     2954613  ASM PWB GANTRY CONTROLLER HR                           961            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100158-00     2954597  ASM PWB ANALOG PROCESSOR HR                            961            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100159-00     2954605  ASM PWB BUCKET CONTROLLER HR                           961            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100164-00     3546954  ASM PWB GATING INPUT HR                             EXACT,HR          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100168-01              ASM PWB Cool Plate Temp Sensor 31/47                  EXACT           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100175-00     2979719  ASM PWB CONTROLLER READ/WRITE RTS II TESTED            95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------
   3100176-00     2978042  ASM PWB PHOTOINTERRUPTER RIGHT                         921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100177-00     2978034  ASM PWB PHOTOINTERRUPTER LEFT                          921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100193-00     3547382  ASM PWB VSB SORTER RTS II TESTED                  EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100196-00     3550162  ASM PWB MOTION CONTROLLER FAST                    EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100196-04     3551731  ASM PWB MOTION CONTROL ROD SOURCE                    921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100196-05     3551749  ASM PWB MOTION CONTROL SEPTA                         921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100196-06     3551756  ASM PWB GANTRY CONTROL HORIZ BED                       BED            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100196-07     3550915  ASM PWB MOTION CONTROL FAST ROD SOURCE               921,HR+          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100198-00     3545295  ASM PWB DUAL MOTION CONTROLLER 012 BED           921,961,HR+,BED      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100206-01     3549180  ASM PWB FIBER TRANSLATOR HR+ TESTED                    HR+            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100206-02     3551335  ASM PWR FIBER TRANSLATOR 921 W/NEW ELEC            ACS II, 921        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100208-00     3546988  ASM PWB COMMUNICATIONS CONTROLLER ART                  ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100209-00     3546830  ASM PWB COINCIDENCE PROCESSOR ART TESTED               ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100211-01     3550188  ASM PWB BUCKET CONTROLLER P22                     EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100213-00     3550196  ASM PWB ANALOG PROCESSOR P20/ART                  EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100213-01    35 53 315 Analog Processor                                   ART, EXACT         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100213-02    35 53 323 Analog Processor (only for coaxial cables)         ART, EXACT         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100216-00    35 49 214 ASM Power Distribution                                 ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100218-00     3547440  ASM PWB LOSSLESS COINCIDENCE PROC TESTED               921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100222-00     3547366  ASM PW  TRANSLATOR ART TESTED                     EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100228-01     3549586  ASM PWB CTI MOTION CONTROL BED                         BED            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100267-00     3552309  ASM PWB BUCKET CONTROLLER HV RESISTOR                  961            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3100268-00     3552317  ASM PWB ANALOG PROCESSOR HV RESISTOR               921,961,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200124-00     4788352  ASM DETECTOR WOBBLE  MOTOR                           93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200125-00     4788600  ASM ROTATING SOURCE  MOTOR                           93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200205-02     1760169  ASM LENSE 951/953-31                                   953            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200233-00     2951148  ASM DETECTOR TUBE 3MM SCANNER                        831,953          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200246-00     9907387  ASM DETECTOR CAN 8X8                                   95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200253-00     9907478  ASM RRS FRONT LIMIT  SWITCH 951                        951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200272-01     2954134  ASM GUIDE WHEEL ECCENTRIC                              95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------

   3200272-02     2978299  ASM GUIDE WHEEL CONCENTRIC                             95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200325-00     1556674  ASM Source Drive Motor Mtg                             953            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200348-00     2950843  ASM DETECTOR CAN RND TUBE 20MM                        EXACT           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200348-02     3550543  ASM DETECTOR CAN RND TUBE 20MM ART                 ART, EXACT         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200414-00     3551228  ASM LASER ALIGN                                      951,921          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200414-01     1760540  should order 3200414-00                                95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200438-00     2950884  ASM LASER ALIGNMENT  921/36                            921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200438-01     3548109  ASM LASER ALIGNMENT ART                                ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200476-00     1760870  ASM DETECTOR CAN 3MM                                   961            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200477-00     2975634  ASM LASER ALIGNMENT  HR                                961            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200541-00     2977820  ASM MOTOR CLUTCH/BRAKE BED PROD                    921,961,BED        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200542-02     3551772  ASM LASER TUNNEL 921/36 (PRE-EMI PLASTIC              EXACT           *          *       *          *
                           TUNNEL)
------------------------------------------------------------------------------------------------------------------------------------
   3200542-03     2977684  ASM LASER TUNNEL 921/47 (PRE-EMI PLASTIC               921            *          *       *          *
                           TUNNEL)
------------------------------------------------------------------------------------------------------------------------------------
   3200549-03     2975659  ASM LASER TUNNEL 961/47 (PRE-EMI PLASTIC               961            *          *       *          *
                           TUNNEL)
------------------------------------------------------------------------------------------------------------------------------------
   3200733-03     3551178  ASM MOUNT BEARING SEPTA EXACT 47                       921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200777-00     3547697  ASM DETECTOR CAN [P20]                                 HR+            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200777-01    35 50 667 Detector Block HR+ - Coaxial cable                    EXACT           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200788-00     3550337  ASM LASER PATIENT POSITIONING                          HR+            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200789-00     3551780  ASM LASER TUNNEL-DOMESTIC-HR+ (PRE-EMI)                HR+            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200832-00     3550402  ASM LIMIT SWITCH RING FRONT                           EXACT           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200861-00     3552218  ASM LASER TUNNEL HR+ (EMI UPGRADE)                     HR+            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3200973-00    35 53 513 Detector Quad Board                                ART, EXACT         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230041-01     1760185  ASM FALCON PWB MF/5000000 S15                        93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230041-02     1760193  ASM FALCON PWB MF/5000000-00 953B                      953            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230056-02     4788881  ASM PROC IM IP300 M/5300003-02                       93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230079-00     3552119  ASM REAR SOURCE EXPOSED LAMP                           953            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230129-00     9907445  ASM RTS 68020 CPU MIZAR                                95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230129-01     2951049  ASM RTS MIZAR ACS 68020 CPU                            95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230129-02     2951783  ASM RTS MIZAR 7124 ACS                                 921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230135-00     3550634  ASM VME FAN TRAY                                       95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------
   3230139-00     2978679  ASM VME CARD CAGE                                      95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230199-02     2951742  ASM DRIVE SUN FORMAT 670MB SCSI                        921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230234-00     2951627  ASM GANTRY CONTROL PANEL 921                        921, 961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230237-00     2952856  ASM SEPTA SWITCH FRONT 921                             921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230241-00     1243331  ASM STORAGE SYS 592MB 220V                             95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230241-01     1243323  ASM STORAGE SYS 592MB 110V                             95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230245-00     2954142  ASM CONSOLE E-STOP 921                                 921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230249-00     2976830  ASM OPTICAL DISK 921                                   921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230250-00              ASM POWER SUPPLY HIGH VOLTAGE                                         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230268-00     2952872  ASM TAPE DRIVE 8MM                                     921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230269-00     2952898  ASM TAPE DRIVE 1/4"  150MB                             961            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230285-00     2951536  ASM KIT HV=1EC CONVERSION                              921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230300-00     2950991  ASM ENCODER SPUR GEAR                                921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230300-01     3548836  ASM ENCODER SPUR GEAR ART                              ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230302-00     2951015  ASM SEPTA GEAR MOTOR                                EXACT,HR          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230320-00     3550956  ASM PWR SUPPLY HIGH VOLTAGE HR                       HR/HR+           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230321-00     1794879  ASM FILTRINE CHILLER OPTION                          921/961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230329-00     2952948  ASM ZERO LIMIT SWITCH                                921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230330-00     2952955  ASM GANTRY E-STOP LH                                 921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230331-00     2952963  ASM GANTRY E-STOP RH                                   961            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230336-00     2977218  ASM DRIVE ACS FORMAT 1.2GB SCSI                      921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230341-01     2979222  ASM COOL PLATE TEMP  SENSOR 31/47                    921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230343-00     2975667  ASM FAN TRAY 921/961 ACS CABINET                     921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230350-00     2977903  ASM SOURCE SWITCH FRONT                              921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230351-00     2977812  ASM ROD SOURCE LIMIT SWITCH-REAR                     921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230352-00     2977655  ASM ROD SOURCE MOTOR (UPGRADE QUIET)                 921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230365-01     3546129  ASM PWR SUPPLY FIELD UPGRADE                                          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230366-00     2978083  ASM KIT PALLET FIELD UPGRADE                        EXACT,HR          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230372-00     3551822  ASM HARDWARE/CABLE FIBER OPTIC CONS UTIL                              *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230402-00     2977598  ASM CPU PWB 16MBYTE SPARC 2                                           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------
   3230433-00     3550170  ASM SEPTA GEAR MOTOR FAST SEPTA                   EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230444-01     3551475  ASM MOTOR HORIZONTAL 180:1 Gear Ratio              921,961,BED        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230450-00    35 45 238 Horizontal Limit Switch                            ART, EXACT         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230451-00     3545261  ASM SWITCH PALLET RELEASE                          921,961,BED        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230453-00     3545162  ASM MOTOR VERTICAL                                   921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230455-00     3547093  ASM SWITCH ENCODER/ZERO                                ART            *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230456-00     3547127  ASM BRUSH BLOCK                                                       *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230463-00     3547010  ASM DRIVE MOTOR ART                                    ART            *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230484-00     3549230  ASM ROD SOURCE LEFT                                    ART            *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230485-00     3549222  ASM ROD SOURCE RIGHT                                   ART            *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230505-01     3549073  ASM CPU PCB 68030/68882 VMEBUS WO/LIC                 EXACT           *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230510-00     3552101  ASM TRANSFORMER/DRIVER ART                             ART            *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230532-00     3549057  ASM POWER SUPPLY COMMUNICATION CONTROL                 ART            *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230542-00     3549941  ASM ROD SOURCE PHOTOINTERRUPTER SWITCH                 ART            *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230545-00     3551467  ASM MOTOR VERTICAL                               921,961,ART,HR+      *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230610-00     3550709  ASM HR++ DETECTOR CABLE-HAMMERSMITH ONLY        HAMMERSMITH only      *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230614-00              ASM Front Panel Bezel Kit                                             *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230617-00     3551350  FIELD MAINTENANCE KIT SLOW ROD SOURCE              921,961,HR+        *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230617-01     3551459  FIELD MAINTENANCE KIT FAST ROD SOURCE              921,961,HR+        *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230618-00     3552325  Sparc CPU-5 Assembly                                ART, HR+          *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230619-00              ASM Drive Motor                                        ART            *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230653-00     3553158  ASM 4mm Tape Upgrade                                   ACS            *          *       *         *
------------------------------------------------------------------------------------------------------------------------------------
   3230672-00    35 53 711 ART Point Source Motor                                 ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230673-00    35 53 729 Point Source Optical Switch                            ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230715-00    35 53 422 Encoder (serial # 10+)                                 ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3230734-00    35 54 024 Encoder ASM (mounted at the top)                       ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3240039-03     4799722  ASM UNIFORM PHANTOM 20CM X 20CM                        953            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3240065-00              ASM PHANTOM SOURCE HOLDER                              951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3240131-01     2952997  ASM SPARE FUSE GANTRY                                  921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3240160-01              ASM DETECTOR ELECTRONICS TOSHIBA ASIC                961,HR+          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------
   3240168-00     3551848  OPERATORS SOFTWARE 7.0 MANUAL SET                                     *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3240169-02     3552606  OPERATORS HARDWARE MANUAL SET                          961            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3240169-03     3552614  OPERATORS HARDWARE MANUAL SET                          922            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3270592-02     3548414  IC PROM 27C256 SF/0340034                           EXACT,HR+         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300037-00     3550881  PINION ROD SOURCE 951B                                 951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300047-00     1761068  PINION/HOLDER ROD SOURCE 921                          EXACT           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300055-00     3552200  COVER LASER PWB                                      921/961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300083-00     2977499  ASM PALLET PAD BED ECAT EXACT                          921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300084-00     2978661  ASM PALLENT SUPPORT BED                                921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300090-00     3551863  ASM HOLDER/PINION ROD SOURCE                         961,HR+          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300105-00     3552655  PIG ROD SOURCE                                     921,961,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300123-00     3545279  PALLET CARBON FIBER WHOLE BODY                  EXACT,HR,ART,HR+      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300141-00     3550600  COVER END UPPER                                   VERTICAL BED        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300145-00     3551483  PAD PALLET                                        VERTICAL BED        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300147-00     3546756  COVER FRONT                                            ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300148-00     3546764  COVER REAR                                             ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300171-00     3545287  ASSY HEADREST 012 BED                                  BED            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300188-00     3551889  ASM DETECTOR MTG SHAFT                                 HR+            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3300196-00     3549354  COVER FOOT                                             BED            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   3390010-14     3552655  ASM HOSE WATER 103" L                                  921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   4100020-03     2951031  CABLE ADAPTOR 13W3-BNC, CG6 #530-1446              95X,921,961        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   4100029-00     2953144  CABLE SCSI 12FT DB50 TO MINI SCSI-II MAL           95X,921,ART        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   4100039-00     3550642  CABLE SCSI CENT50 MALE TO SCSI II MALE                                *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   4100046-00     3549602  CABLE 15 COND FLAT RIBBON CUSTOM                     HR,HR+           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   4100047-00     3548570  CBL FIBER OPTIC 4 COND 100' FIBERTRON                921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   4100048-00     3552838  CBL FIBER OPTIC 2 COND 4' FIBERTRON                  961,HR+          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   4100053-01     3550030  CBL SERIAL 4'F/FORCE CPU-2CE X 5297C-040F            HR,HR+           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   4100063-01     3550261  CABLE 10-BASE-T 12'L CROSSOVER                    EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   4100063-03     3551376  CABLE 10-BASE-T 10'L CROSSOVER                         961            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5000028-00     1557961  HOST ADAPTER CIPRICO RIMFIRE SCSI #3513              95X,921          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------
   5000029-01     2951502  MODULE CPU 68020 BASED #MZ7124 4MB MEM               95X,921          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5010014-00     4788816  CARD SET ARRAY PROCESSOR AP471                       93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5010028-00     1563134  VME MEMORY 16MBYT/ACS                                                 *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5010036-00     1557979  ETHERNET CONT/ARBITER ENP-10L                      95X,921,961        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5010043-00     2953193  TRANSCEIVER BNC TO AUI #ATD MIL-05T                  921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5010044-00     1797955  VME 32MB RAM CHRISLIN CI-VME-40/32 REVA4             921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5010067-01     2979560  BACKPLANE VSB 2SLOT 32 BIT EXPANSION               ACS UPGRADE        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5010068-01     2979545  MEMORY 16MB DYNAMIC  MODULE 4096 X 32             GATING OPTION       *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5010069-00     3547994  SUPERCARD SC-4/VME MULTIPROC W/64MB RAM           EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5010070-00     3550220  INT SBUS FAST SCSI-2 BUFFRD ETHERNET               HR,ART,HR+         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5010071-00    35 49 982 Interface SBUS Ethernet Controller                     ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5010074-00     3553067  Opto-Isolator SP400A RS232                             ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5010076-00              Backplane VME BUS 21-Slot                              95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5010095-00              CONVERTER MEDIA 10 BASE-T/BNC TWISTER 10         ACS II UPGRADE       *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5010097-00    35 54 370 Transceiver 10BASET (for 7.2 systems)                  ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020024-03     1780274  DISK OPTICAL 5.25 REMOVEABLE ERASABLE              95X,921,961        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020024-12     3548794  SOFTWARE INSPIRE VERSION 3.1                        SOFTWARE          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020024-14     3552408  SW MANUAL INSPIRE VER 3.2                            921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020030-00     2977036  DISK 669MB SCSI 5.25" INTERNAL SUN                   RATPET           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020035-00     3547861  DRIVE CD-ROM 644MB INTERNAL #CD-0644-A               HR,HR+           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020036-00     3547846  DISK OPTICAL 1.3GB 5.25" ALPHATRONIX                  EXACT           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020036-01     3551418  MEDIA 1.3GB 5.25" MAGNETO OPTICAL #89109             921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020036-02     3550212  DISK OPTICAL 1.3GM 5.25" ARTECON                     HR,.HR+          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020037-00     2979529  DRIVE CD-ROM 644MB EXTERNAL DESKTOP                921,961,ART        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020040-00     3547182  HARD DISK 1GB 3.5" INTERNAL HH BLK                     ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020042-00     3547895  HARD DISK 2.1GB BARRACUDA 3.5" HH SCSI-2             961,HR+          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020043-00     3547820  HARD DISK 1.2GB INTERNAL BLACK BEZEL                EXACT,HR          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020046-00              DRIVE DISC 5.25" ELITE 9 SCSI ST410800N              961,HR+          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020047-00     3552366  DISK OPTICAL 2.6GB HH 5.25"                          921,HR+          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020047-01     3552358  MEDIA 2.66GB FOR OPTICAL DISK                      921,ART,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------
   5020048-00     3552291  DRIVE HARD DISK BARRACUDA 9 GB                         HR+            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020049-00     3553182  1.2 MG HARD DRIVE                                                     *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5020052-00              18.0 GB SCSI Barracuda Hard Drive                     EXACT           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5030025-00     1558001  Disk Drive 670MB 5-1/4" SCSI #94191-7661              EXACT           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5030027-01     2979875  TAPE DRIVE DESKTOP EXABYTE 8MM                    REMOTE SPARC        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5030027-02     3549289  CARTRIDGE DATA 15 METER 8MM EXABYTE                 921, 961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5030027-03     3549297  CARTRIDGE CLEANING 12-PASS 8MM EXABYTE              EXACT,HR          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5030029-01     3548992  PRINTER LASERWRITER II US VER #LW1-01-2                95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5030030-01    35 53 398 RS232 Fiber Optic Modem DTE                           EXACT           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5030030-02     2951080  RS232 FIBER OPTIC MODEM DCE DEVICE                   921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5030031-00     2954563  PRINTER LASER SPARCPRINTER W/ACCESSORIES           95X,921,961        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5030034-00     3550071  TAPE 1/4" 150MB SUN  DESKTOP BACKUP PACK             921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5030036-00     2953441  IMAGECORDER PLUS 4700 SERIES W/OPTIONS             95X,921,961        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5030036-01     2953482  CAMERA 35MM W/SER FORMAT CB-4710                    SPARC 10          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5030037-01     3550758  ACCUSYNC 5L R-WAVE 220VAC TRIGGER DEVICE               921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5030044-00     3550816  ACCUSYNC 7 R-WAVE TRIGGERING DEVICE               GATING OPTION       *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5030047-00     3552689  PRINTER OPTRA RN+ 220V LASER ETHERNET              961,HR+,ART        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5040075-02    35 49 495 SPARC10 140W Power Supply                          ART, EXACT         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5040075-05     3548851  MEMORY RAM 16MB SIMM #501-2273                      SPARC 10          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5040075-07     3549479  MOTHERBOARD O MEMORY O CPU SPARC10                  SPARC 10          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5040075-10     3548166  MONITOR 20" COLOR PREMIUM SPARC 10                  SPARC 10          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5040075-12    35 49 487 Type 5 Keyboard                                    ART, EXACT         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5040075-15     3549628  HARD DISK 1.05GB SCSI LOW PROF                      SPARC 10          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5040077-00     3551426  MEDIA 4MM DAT CART CERT TAPE 120M 4GB           EXACT,HR,ART,HR+      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5040080-00     3553174  Anti-Static/Anti-Fatigue Ground Mat Kit            EXACT, HR+         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5050015-02     3551913  SW RUNTIME LICENSE IDL V4.01 APP DEV            EXACT,HR,ART,HR+      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100001-00     4788337  PWR SPLY 5V@150A W/CR #JF751B-2000-0130              93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100008-00     4789020  POWER SUPPLY 24V@2.4 AMP                             93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100013-00     4788592  POWER SUPPLY +5V@3A/+24V @ 1A                        93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100028-00     9909755  POWER SUPPLY 800W REV SERIES                         851,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------
   5100032-02     9909193  PWR SPLY 5V@300A 1500W #JF151A2000-4226                95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100034-00     1555809  POWER SUPPLY 0-2KV #210-02R                            95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100039-00     2952245  POWER SUPPLY 5V 90A  #LFS-45-5                         921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100048-00     2951577  PWR SUPPLY 5V 250A W/WATER COOL MTG PLTE             921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100055-00     3552275  POWER SUPPLY 300W 0-1.5KW SERIES 835                 961,HR+          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100062-00     3550964  POWER SUPPLY AC TO DC 100W MAX INPUT                 961,HR+          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100065-01     2979586  POWER SUPPLY 750W DUAL OP 5V@120A/12V@20A                             *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100065-03     3552085  PWR SUPPLY 800W DUAL OP 5V@120A/12V@20A                               *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100067-00     3547200  POWER SUPPLY, 500W                                     ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100068-00     3547911  PWR SUPPLY 1000W 115/230VAC TRI OUTPUT            EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100070-00     3546814  PWR SUPPLY HV 100W 1.5P MODIFIED #2609                 ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100071-00     3549263  PWR SUPPLY 110/220VAC 28V SINGLE OUTPUT                               *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100072-00     3550295  POWER SUPPLY 5/24V 5 CHANNEL                           ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100073-00     3549909  PWR SUPPLY 500W 4OUTPUT SWITCHMODE                     ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5100097-00    35 53 471 Power Supply 24V 240W NES/DRP                      ART, EXACT         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5300003-10     2978703  CABLE 15' IP344                                                       *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5300015-03     1764765  MONITOR 16" TRINITRON #365-1063-01                                    *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5300015-04     2951106  CABLE MONITOR #530-1870-01                             95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5300021-00     1558027  PROCESSOR ARRAY CSPI 2MB MEMORY #SC-1              95X,921,BED        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5300035-07     3551921  MEMORY 32MB SIMM SUN #X132P/A5 SPARC20            EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5300039-02     3552994  SPARC 20 MOTHERBOARD MODEL 50/71                                      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5450000-01     3551939  NEEDLE BIOMEDICAL 10" SST                        921,961,HR+,ART      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5450001-00     3551947  CAP LUER LOK                                   931,921,961,HR+,ART    *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5460000-02     4788188  LASER CABLE FIBER OPTIC 15 FT                        93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5460000-04     1556831  LASER GENERATOR FIBER OPTIC 3B                         95X            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510000-00     4788584  SERVO CONTROLLER LINEAR 7AMPS                        93X,95X          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510009-01     1555759  KEYBOARD SUN 1 & 1+  #320-1005                         921            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510009-02     1555775  CPU PCB BOARD 4/60 SUN SPARC 1                       SPARC 1          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510009-03     2953268  CPU PCB BOARD 4/65 SUN SPARC 1+                     SPARC 1+          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510009-04     1555742  GX COLOR FRAME BUFFER SPARC 1, 1+                  SPARC 1,1+         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------
   5510009-05     1555825  POWER SUPPLY 85 WATT 300-1038 SPARC 1,2            SPARC 1, 2         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510010-02     2953292  CPU PCB BOARD SPARSTATION IPX #501-1810              921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510010-06    29 54 241 SCSI Cable 120mm                                       ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510010-07    29 54 258 Floppy Disk Cable                                  ART, EXACT         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510010-08     2954266  Drive Floppy 1.4MB SUN #370-1354                                      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510011-01     2977101  MOUSE/PAD SUN4 #365-1059                             921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510011-05     2951650  MONITOR 16" COLOR SPARC #365-1130                    921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510011-07     2951841  DISK DRIVE 207 MB SPARC 2 #370-1327                  921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510011-08     2976541  BOARD S-BUS GX COLOR GRAPHICS                                         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510022-02     3547341  CPU SPARC VMEBUS 80MHZ32MB MEMORY                    HR,HR+           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510023-04     3552192  BATTERY REPLACEMENT FOR -00 REV 3 BOARD          921/961/ACS II       *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510024-00     3547283  MEMORY 64MB DRAM DUA PORT                            HR,HR+           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510024-01              Memory Module 256MB RAM C1-VME                                        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510025-00     3547325  ADAPTER HOST BUS VMEBUS FAST SCSI-2               EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510026-01     3549552  DRIVE OPTICAL 1.3GB 5.25" ERASABLE                   921,HR+          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5510027-00     3546574  DRIVE TAPE 4MM DAT                                EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5550001-02     3551962  PCB BRUSH BLOCK ASSY                                   ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5610018-04     3545329  CIRCUIT BREAKER 2-POLE 2.5 AMP RAIL MTG            921,961,bed        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5610023-10     3546889  CIRCUIT PROTECTOR 5 AMP                                961            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5610026-01    35 46 905 Circuit Breaker 2 pole 10A                             ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5610026-02    35 46 913 Circuit Breaker 2 pole 6A                              ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5610028-02     3551004  CIRCUIT BREAKER AM/S 12AMP                           921,HR+          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5610029-01     3549651  CIRCUIT BRKR 250V 2.5A 2-POLE THERMAL MA          VERTICAL BED        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5610029-02     3551277  Circuit Breaker 250V 12A 2-Pole Thermal            EXACT, HR+         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5630006-00     3050556  FAN 220V 50/60HZ 175CFM                              93x,95x          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5630015-04     2978497  FAN 220V 50/60HZ #146DF-2181                                          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5630016-00     2951114  FAN PATRIOT DC 12V 6.75" DIA                         921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5630018-02     2953417  FAN 10" 560CFM 230V  W/.110" TERM                    921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5630023-00     2977028  FAN 230VAC 100CFM BALL BEARING                       921,961          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5630030-00     3547275  FAN 4.69" X 1.0" 12 VOLT 1.8 WATT                 EXACT,HR,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                                                                TRANSFER
                                                                                             REQUIRED    WORLD  PRICE TO     CREDIT
                  SIEMENS                                                                    LEAD TIME   BASE   DISTRIBUTOR  FOR
   CTI PART #      PART #               DESCRIPTION                            WHERE USED    (# WEEKS)   PRICE  (50% DISC)   RETURNS
------------------------------------------------------------------------------------------------------------------------------------
   5630031-00     3547002  FAN TUBE AXIA 6.75" DIA 2.0" DEEP 220/230V             ART            *          *       *           *
------------------------------------------------------------------------------------------------------------------------------------
   5650013-01     4789046  ENCODER OPTICAL BEI  #E152-500T                      93x,95x          *          *       *           *
------------------------------------------------------------------------------------------------------------------------------------
   5650013-02     9452525  ENCODER OPTICAL BEI #EX152-1000T                    ART,953B          *          *       *           *
------------------------------------------------------------------------------------------------------------------------------------
   5650017-08     3553000  GEARMOTOR TYP IM-15 409A6185-3                         953            *          *       *           *
------------------------------------------------------------------------------------------------------------------------------------
   5650030-00     2951122  ENCODER OPTICAL ROTATING 1800CPR                921,961,HR+, BED      *          *       *           *
------------------------------------------------------------------------------------------------------------------------------------
   5650045-00     3545170  CLUTCH WARNER ELECTRIC                         921,961,ART,HR+,BED    *          *       *           *
------------------------------------------------------------------------------------------------------------------------------------
   5650049-00     3551988  ENCODER OPTICAL E2 2/3 CHANNEL                  ART,POINT SOURCE      *          *       *           *
------------------------------------------------------------------------------------------------------------------------------------
   5650051-00     3549206  DRIVER STEP MOTOR FULL/HALK STEP 2A 35V                ART            *          *       *           *
------------------------------------------------------------------------------------------------------------------------------------
   5650053-00     3552630  GEAR/MOTOR/1/4 HP 5:1 130VDC MODEL #4179               ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5650054-00     3549131  DRIVER GEAR MTR 1/4-.29HP W/INTERFACE CRD              ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5650062-00    35 53 414 Gear Motor Parallel Shft (serial # 19+)                ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5650063-00    35 53 430 Driver Gearmotor Control (sesrial # 19+)               ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   5670002-00     3550113  FILTER RFI PWR LINE 12A@250VAC                     921,ART,HR+        *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   7020013-00     2954571  GREASE MULTI-LUBE "SPECIAL MOLY EP #608"         921,961,BED,HR+      *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   7020021-00     3552184  LUBRICANT BALL SCREW                                                  *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   7090005-00     3550089  ADHESIVE REMOVABLE THREADLOCKER                        951            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   9300014-00     3546202  INSTRUCTIONS OPERATING ECAT EXACT & HR                                *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   9340015-00     3550139  MANUAL SW VER 7.0 ECAT                             HR,ART,HR+         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   9340018-00     3550147  BINDER SOFTWARE DOC (VER 7.0 & NEWER)                                 *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   9340024-00     3552648  MANUAL SW VER 7.0.3 ECAT                                              *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   9380003-00              Svc Manual - EXACT 922/962                         EXACT, HR+         *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   9640451-00     3546624  TOOL DETECTOR RELEASE                                921,ART          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   9640483-00     2979206  TOOL ASM MOVER EXACT                                  EXACT           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   9640502-00     3549925  TOOL DETECTOR REMOVAL EXACT 31/47                     EXACT           *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   9640687-00     3549305  TOOL KIT ROLL-A-LIFT ADAPTER                         ART,BED          *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   9640700-00     3548265  SYRINGE LUBRICATION 30CC ART                           ART            *          *       *          *
------------------------------------------------------------------------------------------------------------------------------------
   9640701-00     3548257  SYRINGE LUBRICATION 10CC 921/961                     921,961          *          *       *          *
-----------------------------------------------------------------------------------------------------------------------------------
   9640705-00     3549859  TOOL FLEX CABLE REMOVAL                              HR,HR+           *          *       *          *
-----------------------------------------------------------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                    Exhibit I
                              Source Specifications


UNIFORM PHANTOM SOURCES


A solid suspension of (68) Ge encased in a cylindrical shell. The active volume of the uniform distribution phantom is a right circular cylinder 20 cm in diameter by 20 cm (6.28 liters). Each phantom is to be accompanied by an approximately 1 cm (3) sample (aliquot) of the (68) Ge.

         Phantom Type                       Nominal Activity
         -----------------------------------------------------
         High Activity (2D)                 3.25 mCi (111 MBq)
         Low Activity (3D)                  1.2 mCi (44 MBq)


Absolute Activity Accuracy:    +/-5% of measured value, traceable to National
                                 Institute of Standards and Technology. Within -0%,
                                 +25% of indicated recommended value.

External Contamination:          guaranteed to be below detectable limits
                                 (<0.005 uCi/cm (3)).

ANSI Classification:           ANSI 96CC22212.


All sources must pass the following test conditions without leakage:

   Temp. Range: . . . . . .   -40 to +80(degree)C
   Pressure Range: . .. . .   25 kN/M  (2) abs. to atmosphere
   Impact Test: . . . . . . .         50 gram hammer from 1 meter and
                                      source free dropped ten times to a
                                      steel surface from 1.5 meter.
   Puncture Test: . . . . .   1 gram pin from 1 meter.

   Uniformity:                        *differential non-uniformity measured
                                       with resolution of 1cm (3) source volume.

   Specific Gravity:                  1.040-1.060; actual density measured
                                      to+/-0.1% accuracy and provided with
                                      the source user's manual.

ROD AND LINE SOURCES

These sources are solid (68) Ge, filled. They must be packaged in a stainless steel tube*.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission. The following table defines nominal required activity values.

ECAT Scanner     Number of Rods         Nom. Activity (per rod)
EXACT 47               3                 3.0 mCi  (111 MBq) (transmission rod)
EXACT HR               3                 5.0 mCi  (185 MBq) (transmission rod)
EXACT HR+              3                 3.75 mCi (139 MBq) (transmission rod)
Accel                  3                 5.0 mCi  (185 MBq) (transmission rod)
All EXACTs             1                <1.2 mCi   (44 MBq) (set -up rod)

* The set-up rod must have a minimum strength of .5 mCi (18 MBq).



Absolute Activity Accuracy:      +/-5% of measured value, traceable to National
                                     Institute of Standards and Technology.
                                     Within -0%, +25% of indicated
                                     recommended value.

External Contamination:              guaranteed to be below detectable limits
                                     (<0.005 uCi/cm (3)). Leak test certificate is shipped with each source.

ANSI Classification:      96CC22212.

Temp. Range:                          -40 to +80(degree)C
Pressure Range:                       25 kN/M (2) abs. to atmosphere

Impact Test: 50 gram hammer from 1 meter and source free dropped ten times to a steel surface from 1.5 meter.

Puncture Test:                        1 gram pin from 1 meter.

Uniformity:                          *differential non-uniformity measured with
                                      resolution of 1mm length.

All Sources:

The following requirements pertain to all sources used in ECAT scanners:

         - Classified as an FDA Class 1 medical device and compliant with all relevant FDA expectations

         - CE marked under the requirements of the European Union Medical Device Directive

         -        Registered as sealed sources compliant with NRC regulations

         - Designed and manufactured under an ISO-9001 certified quality system


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT J

                          Intellectual Property Notices

1.       Appearance of syngo(TM) in the Products

         The brandname syngo(TM) shall appear on each Product in the following style and location:

         (i)      'syngo(TM) speaking' label at each monitor frame.

         (ii) 'syngo(TM) speaking' during the startup of each Product on each monitor for at least 5 seconds.

         (iii) The 'about Product' box of the help dialogue of the Product shall include an 'about syngo(TM)' box with

o        the label 'syngo(TM) speaking'

o syngo(TM) is a registered trademark of Siemens Aktiengesellschaft, 2000; all rights reserved

o        The syngo(TM)release number

o        The service pack number

o        Installation date of syngo(TM) in the Product

o

2.       syngo(TM) styleguide

         Whenever used in the Product syngo(TM) shall be written as follows:

         (i) Usage of the label syngo(TM) 'speaking'

         (ii) Usage of the label 'syngo(TM)'



                                      112